                                                       Registration No. 33-82658
                                                                        811-8704


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
              SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                       N-8B-2

                          Post-Effective Amendment No. 11

                                 GROUP VEL ACCOUNT
             OF ALLMERICA FINANCIAL LIFE  INSURANCE AND ANNUITY COMPANY
                             (Exact Name of Registrant)


               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 440 Lincoln Street
                                 Worcester, MA 01653
                       (Address of Principal Executive Office)

                             Abigail M. Armstrong, Esq.
                                 440 Lincoln Street
                                 Worcester, MA 01653
                 (Name and Address of Agent for Service of Process)


               It is proposed that this filing will become effective:

             _____  immediately upon filing pursuant to paragraph (b)
             __X__  on May 1, 1999 pursuant to paragraph (b)
             _____  60 days after filing pursuant to paragraph (a) (1)
             _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or about March 30, 1999.

                        RECONCILIATION AND TIE BETWEEN ITEMS
                         IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                   CAPTION IN PROSPECTUS A
-----------                   -----------------------
1. . . . . . . . . . . . . . . Cover Page
2. . . . . . . . . . . . . . . Cover Page
3. . . . . . . . . . . . . . . Not Applicable
4. . . . . . . . . . . . . . . Distribution
5. . . . . . . . . . . . . . . The Company, The Separate Account
6. . . . . . . . . . . . . . . The Separate Account
7. . . . . . . . . . . . . . . Not Applicable
8. . . . . . . . . . . . . . . Not Applicable
9. . . . . . . . . . . . . . . Legal Proceedings
10 . . . . . . . . . . . . . . Summary; Description of the Company, The
                               Separate Account and the Underlying Funds;
                               The Certificate; Certificate Termination and
                               Reinstatement; Other Certificate Provisions
11 . . . . . . . . . . . . . . Summary;  The Trust, Investment Objectives and
                               Policies
12 . . . . . . . . . . . . . . Summary; The Trust
13 . . . . . . . . . . . . . . Summary; The Trust; VIP; VIP II; T. Rowe Price;
                               DGPF; INVESCO VIF; and Morgan Stanley;
                               Investment Advisory Services to the Trust;
                               Investment Advisory Services to VIP; Investment
                               Advisory Services to VIP II; Investment Advisory
                               Services to T. Rowe Price; Investment Advisory
                               Services to DGPF; Investment Advisory Services
                               to INVESCO VIF; and Investment Advisory Services
                               to Morgan Stanley: Charges and Deductions
14 . . . . . . . . . . . . . . Summary; Enrollment Form for a Certificate
15 . . . . . . . . . . . . . . Summary; Enrollment Form for a Certificate;
                               Premium Payments; Allocation of Net Premiums
16 . . . . . . . . . . . . . . The Separate Account; The Trust; VIP; VIP II;
                               T. Rowe Price; DGPF; INVESCO VIF; and Morgan
                               Stanley; Premium Payments; Allocation of Net
                               Premiums
17 . . . . . . . . . . . . . . Summary; Surrender; Partial Withdrawal; Charges
                               and Deductions; Certificate Termination and
                               Reinstatement
18 . . . . . . . . . . . . . . The Separate Account; The Trust; VIP; VIP II;
                               T. Rowe Price; DGPF; INVESCO VIF; and Morgan
                               Stanley; Premium Payments
19 . . . . . . . . . . . . . . Reports; Voting Rights
20 . . . . . . . . . . . . . . Not Applicable
21 . . . . . . . . . . . . . . Summary; Certificate Loans; Other Certificate
                               Provisions
22 . . . . . . . . . . . . . . Other Certificate Provisions
23 . . . . . . . . . . . . . . Not Required
24 . . . . . . . . . . . . . . Other Certificate Provisions
25 . . . . . . . . . . . . . . The Company
26 . . . . . . . . . . . . . . Not Applicable
27 . . . . . . . . . . . . . . The Company
28 . . . . . . . . . . . . . . Directors and Principal Officers of the Company
29 . . . . . . . . . . . . . . The Company
30 . . . . . . . . . . . . . . Not Applicable
31 . . . . . . . . . . . . . . Not Applicable
32 . . . . . . . . . . . . . . Not Applicable



33 . . . . . . . . . . . . . . Not Applicable
34 . . . . . . . . . . . . . . Not Applicable
35 . . . . . . . . . . . . . . Distribution
36 . . . . . . . . . . . . . . Not Applicable
37 . . . . . . . . . . . . . . Not Applicable
38 . . . . . . . . . . . . . . Summary; Distribution
39 . . . . . . . . . . . . . . Summary; Distribution
40 . . . . . . . . . . . . . . Not Applicable
41 . . . . . . . . . . . . . . The Company, Distribution
42 . . . . . . . . . . . . . . Not Applicable
43 . . . . . . . . . . . . . . Not Applicable
44 . . . . . . . . . . . . . . Premium Payments; Certificate Value and
                               Surrender Value
45 . . . . . . . . . . . . . . Not Applicable
46 . . . . . . . . . . . . . . Certificate Value and Surrender Value; Federal
                               Tax Considerations
47 . . . . . . . . . . . . . . The Company
48 . . . . . . . . . . . . . . Not Applicable
49 . . . . . . . . . . . . . . Not Applicable
50 . . . . . . . . . . . . . . The Separate Account
51 . . . . . . . . . . . . . . Cover Page; Summary; Charges and Deductions; The
                               Certificate; Certificate Termination and
                               Reinstatement;  Other Certificate Provisions
52 . . . . . . . . . . . . . . Addition, Deletion or Substitution of
                               Investments
53 . . . . . . . . . . . . . . Federal Tax Considerations
54 . . . . . . . . . . . . . . Not Applicable
55 . . . . . . . . . . . . . . Not Applicable
56 . . . . . . . . . . . . . . Not Applicable
57 . . . . . . . . . . . . . . Not Applicable
58 . . . . . . . . . . . . . . Not Applicable
59 . . . . . . . . . . . . . . Not Applicable

                        RECONCILIATION AND TIE BETWEEN ITEMS
                         IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                   CAPTION IN PROSPECTUS B
-----------                   -----------------------
1. . . . . . . . . . . . . . . Cover Page
2. . . . . . . . . . . . . . . Cover Page
3. . . . . . . . . . . . . . . Not Applicable
4. . . . . . . . . . . . . . . Distribution
5. . . . . . . . . . . . . . . The Company, The Separate Account
6. . . . . . . . . . . . . . . The Separate Account
7. . . . . . . . . . . . . . . Not Applicable
8. . . . . . . . . . . . . . . Not Applicable
9. . . . . . . . . . . . . . . Legal Proceedings
10 . . . . . . . . . . . . . . Summary; Description of the Company, The
                               Separate Account and the Underlying Funds;
                               The Certificate; Certificate Termination and
                               Reinstatement; Other Certificate Provisions
11 . . . . . . . . . . . . . . Summary;  The Trust, Investment Objectives and
                               Policies
12 . . . . . . . . . . . . . . Summary; The Trust
13 . . . . . . . . . . . . . . Summary; The Trust; MFVAT; DGPF; and T. Rowe
                               Price; Investment Advisory Services to the
                               Trust; Investment Advisory Services to MFVAT;
                               Investment Advisory Services to DGPF; and
                               Investment Advisory Services to T. Rowe Price;
                               Charges and Deductions
14 . . . . . . . . . . . . . . Summary; Enrollment Form for a Certificate
15 . . . . . . . . . . . . . . Summary; Enrollment Form for a Certificate;
                               Premium Payments; Allocation of Net Premiums
16 . . . . . . . . . . . . . . The Separate Account; The Trust; MFVAT; DGPF;
                               and T. Rowe Price; Premium Payments; Allocation
                               of Net Premiums
17 . . . . . . . . . . . . . . Summary; Surrender; Partial Withdrawal; Charges
                               and Deductions;     Certificate Termination and
                               Reinstatement
18 . . . . . . . . . . . . . . The Separate Account; The Trust; MFVAT; DGPF;
                               and T. Rowe Price; Premium Payments
19 . . . . . . . . . . . . . . Reports; Voting Rights
20 . . . . . . . . . . . . . . Not Applicable
21 . . . . . . . . . . . . . . Summary; Certificate Loans; Other Certificate
                               Provisions
22 . . . . . . . . . . . . . . Other Certificate Provisions
23 . . . . . . . . . . . . . . Not Required
24 . . . . . . . . . . . . . . Other Certificate Provisions
25 . . . . . . . . . . . . . . The Company
26 . . . . . . . . . . . . . . Not Applicable
27 . . . . . . . . . . . . . . The Company
28 . . . . . . . . . . . . . . Directors and Principal Officers of the Company
29 . . . . . . . . . . . . . . The Company
30 . . . . . . . . . . . . . . Not Applicable
31 . . . . . . . . . . . . . . Not Applicable
32 . . . . . . . . . . . . . . Not Applicable
33 . . . . . . . . . . . . . . Not Applicable
34 . . . . . . . . . . . . . . Not Applicable
35 . . . . . . . . . . . . . . Distribution



36 . . . . . . . . . . . . . . Not Applicable
37 . . . . . . . . . . . . . . Not Applicable
38 . . . . . . . . . . . . . . Summary; Distribution
39 . . . . . . . . . . . . . . Summary; Distribution
40 . . . . . . . . . . . . . . Not Applicable
41 . . . . . . . . . . . . . . The Company, Distribution
42 . . . . . . . . . . . . . . Not Applicable
43 . . . . . . . . . . . . . . Not Applicable
44 . . . . . . . . . . . . . . Premium Payments; Certificate Value and
                               Surrender Value
45 . . . . . . . . . . . . . . Not Applicable
46 . . . . . . . . . . . . . . Certificate Value and Surrender Value; Federal
                               Tax Considerations
47 . . . . . . . . . . . . . . The Company
48 . . . . . . . . . . . . . . Not Applicable
49 . . . . . . . . . . . . . . Not Applicable
50 . . . . . . . . . . . . . . The Separate Account
51 . . . . . . . . . . . . . . Cover Page; Summary; Charges and Deductions; The
                               Certificate; Certificate Termination and
                               Reinstatement;  Other Certificate Provisions
52 . . . . . . . . . . . . . . Addition, Deletion or Substitution of
                               Investments
53 . . . . . . . . . . . . . . Federal Tax Considerations
54 . . . . . . . . . . . . . . Not Applicable
55 . . . . . . . . . . . . . . Not Applicable
56 . . . . . . . . . . . . . . Not Applicable
57 . . . . . . . . . . . . . . Not Applicable
58 . . . . . . . . . . . . . . Not Applicable
59 . . . . . . . . . . . . . . Not Applicable

                        RECONCILIATION AND TIE BETWEEN ITEMS
                         IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                   CAPTION IN PROSPECTUS C
-----------                   -----------------------
1. . . . . . . . . . . . . . . Cover Page
2. . . . . . . . . . . . . . . Cover Page
3. . . . . . . . . . . . . . . Not Applicable
4. . . . . . . . . . . . . . . Distribution
5. . . . . . . . . . . . . . . The Company, The Group VEL Account
6. . . . . . . . . . . . . . . The Group VEL Account
7. . . . . . . . . . . . . . . Not Applicable
8. . . . . . . . . . . . . . . Not Applicable
9. . . . . . . . . . . . . . . Legal Proceedings
10 . . . . . . . . . . . . . . Summary; Description of the Company, The Group
                               VEL Account and the Underlying Funds; The
                               Certificate; Certificate Termination and
                               Reinstatement; Other Certificate Provisions
11 . . . . . . . . . . . . . . Summary; DGPF; Investment Objectives and
                               Policies
12 . . . . . . . . . . . . . . Summary; DGPF
13 . . . . . . . . . . . . . . Summary; DGPF and the Trust; Investment Advisory
                               Services; Charges and Deductions
14 . . . . . . . . . . . . . . Summary; Enrollment Form for a Certificate
15 . . . . . . . . . . . . . . Summary; Enrollment Form for a Certificate;
                               Premium Payments;  Allocation of Net Premiums
16 . . . . . . . . . . . . . . The Group VEL Account; DGPF and the Trust;
                               Premium Payments; Allocation of Net Premiums
17 . . . . . . . . . . . . . . Summary; Surrender; Partial Withdrawal; Charges
                               and Deductions;     Certificate Termination and
                               Reinstatement
18 . . . . . . . . . . . . . . The Group VEL Account; DGPF and the Trust;
                               Premium Payments
19 . . . . . . . . . . . . . . Reports; Voting Rights
20 . . . . . . . . . . . . . . Not Applicable
21 . . . . . . . . . . . . . . Summary; Certificate Loans; Other Certificate
                               Provisions
22 . . . . . . . . . . . . . . Other Certificate Provisions
23 . . . . . . . . . . . . . . Not Required
24 . . . . . . . . . . . . . . Other Certificate Provisions
25 . . . . . . . . . . . . . . The Company
26 . . . . . . . . . . . . . . Not Applicable
27 . . . . . . . . . . . . . . The Company
28 . . . . . . . . . . . . . . Directors and Principal Officers of the Company
29 . . . . . . . . . . . . . . The Company
30 . . . . . . . . . . . . . . Not Applicable
31 . . . . . . . . . . . . . . Not Applicable
32 . . . . . . . . . . . . . . Not Applicable
33 . . . . . . . . . . . . . . Not Applicable
34 . . . . . . . . . . . . . . Not Applicable
35 . . . . . . . . . . . . . . Distribution
36 . . . . . . . . . . . . . . Not Applicable
37 . . . . . . . . . . . . . . Not Applicable
38 . . . . . . . . . . . . . . Summary; Distribution



39 . . . . . . . . . . . . . . Summary; Distribution
40 . . . . . . . . . . . . . . Not Applicable
41 . . . . . . . . . . . . . . The Company, Distribution
42 . . . . . . . . . . . . . . Not Applicable
43 . . . . . . . . . . . . . . Not Applicable
44 . . . . . . . . . . . . . . Premium Payments; Certificate Value and
                               Surrender Value
45 . . . . . . . . . . . . . . Not Applicable
46 . . . . . . . . . . . . . . Certificate Value and Surrender Value; Federal
                               Tax Considerations
47 . . . . . . . . . . . . . . The Company
48 . . . . . . . . . . . . . . Not Applicable
49 . . . . . . . . . . . . . . Not Applicable
50 . . . . . . . . . . . . . . The Group VEL Account
51 . . . . . . . . . . . . . . Cover Page; Summary; Charges and Deductions; The
                               Certificate; Certificate Termination and
                               Reinstatement;  Other Certificate Provisions
52 . . . . . . . . . . . . . . Addition, Deletion or Substitution of
                               Investments
53 . . . . . . . . . . . . . . Federal Tax Considerations
54 . . . . . . . . . . . . . . Not Applicable
55 . . . . . . . . . . . . . . Not Applicable
56 . . . . . . . . . . . . . . Not Applicable
57 . . . . . . . . . . . . . . Not Applicable
58 . . . . . . . . . . . . . . Not Applicable
59 . . . . . . . . . . . . . . Not Applicable

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     WORCESTER, MASSACHUSETTS
                     GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
                                 GROUP VARI-EXCEPTIONAL LIFE PLUS



                        This Prospectus provides important information about
                        Group Vari-Exceptional Life Plus, a group flexible
                        premium variable life insurance contract offered by
                        Allmerica Financial Life Insurance and Annuity
                        Company. Certificates under the Contract are
                        available to eligible applicants who are members of a
                        non-qualified benefit plan having a minimum of five
                        or more members, depending on the group, and who are
   PLEASE READ THIS     Age 80 years old and under.
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.

                        The certificates are funded through the Group VEL Account, a separate investment account of the Company that is referred to as the Separate Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., Delaware Group Premium Fund, Inc., INVESCO Variable Investment Funds, Inc., and Morgan Stanley Universal Funds, Inc.
    VARIABLE LIFE
   POLICIES INVOLVE
        RISKS
  INCLUDING POSSIBLE
  LOSS OF PRINCIPAL.




                        ALLMERICA INVESTMENT TRUST                           VARIABLE INSURANCE PRODUCTS FUND
                        --------------------------------------------------   --------------------------------------------------
 THIS PROSPECTUS MUST   Select Aggressive Growth Fund                        Fidelity VIP Overseas Portfolio
  BE ACCOMPANIED BY     Select Capital Appreciation Fund                     Fidelity VIP Equity-Income Portfolio
 PROSPECTUSES OF THE    Select Value Opportunity Fund                        Fidelity VIP Growth Portfolio
        FUNDS.          Select Emerging Markets Fund                         Fidelity VIP High Income Portfolio
                        Select International Equity Fund                     VARIABLE INSURANCE PRODUCTS FUND II
                        Select Growth Fund                                   --------------------------------
                        Select Strategic Growth Fund                         FIDELITY VIP II ASSET MANAGER PORTFOLIO
                        Growth Fund                                          Fidelity VIP II Index 500 Portfolio
                        Equity Index Fund                                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
                        Select Growth and Income Fund                        ----------------------------------
                        Investment Grade Income Fund                         T. Rowe Price International Stock Portfolio
                        Government Bond Fund                                 INVESCO VARIABLE INVESTMENT FUNDS, INC.*
                        Money Market Fund                                    --------------------------------------
                        DELAWARE GROUP PREMIUM FUND, INC.                    INVESCO VIF Total Return Fund
                        --------------------------------                     INVESCO VIF Equity Income Fund
                        DGPF International Equity Series                     MORGAN STANLEY UNIVERSAL FUNDS, INC.**
                                                                             -----------------------------------
                                                                             Morgan Stanley Fixed Income Portfolio



                          *The Total Return Fund and the Equity Income Fund
                          of INVESCO VIF are
  THE CERTIFICATES ARE    available only to employees of INVESCO and its
        NOT:              affiliates.
 - A BANK DEPOSIT OR      **The Morgan Stanley Fixed Income Portfolio of
   OBLIGATION;            Morgan Stanley is available only to
 - FEDERALLY INSURED;     employees of Duke Energy Corporation and its
 - ENDORSED BY ANY        affiliates.
   BANK OR                This Prospectus can also be obtained from the
   GOVERNMENTAL           Securities and Exchange Commission's website
   AGENCY.                (http://www.sec.gov).
                          IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
                          INSURANCE WITH THE POLICY.
                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                          APPROVED OR DISAPPROVED THESE SECURITIES OR
                          DETERMINED THAT THE INFORMATION IS TRUTHFUL OR
                          COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                          CRIMINAL OFFENSE.




                        CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
                        ALLMERICA LIFE                                       440 LINCOLN STREET
                        P.O. BOX 8179                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MA 02266-8179                                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          7
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS............         17
INVESTMENT OBJECTIVES AND POLICIES....................................................         19
INVESTMENT ADVISORY SERVICES..........................................................         21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         24
VOTING RIGHTS.........................................................................         25
THE CERTIFICATE.......................................................................         25
  Enrollment Form for a Certificate...................................................         25
  Free-Look Period....................................................................         26
  Conversion Privileges...............................................................         26
  Premium Payments....................................................................         27
  Allocation of Net Premiums..........................................................         27
  Transfer Privilege..................................................................         28
  Election of Death Benefit Options...................................................         29
  Guideline Premium Test and Cash Value Accumulation Test.............................         29
  Death Proceeds......................................................................         30
  Change in Death Benefit Option......................................................         32
  Change in Face Amount...............................................................         33
  Certificate Value and Surrender Value...............................................         34
  Payment Options.....................................................................         35
  Optional Insurance Benefits.........................................................         35
  Surrender...........................................................................         36
  Paid-Up Insurance Option............................................................         36
  Partial Withdrawal..................................................................         37
CHARGES AND DEDUCTIONS................................................................         37
  Premium Expense Charge..............................................................         37
  Monthly Deduction from Certificate Value............................................         38
  Charges Reflected in the Assets of the Separate Account.............................         41
  Surrender Charge....................................................................         41
  Charges on Partial Withdrawal.......................................................         42
  Transfer Charges....................................................................         43
  Charge for Change in Face Amount....................................................         43
  Other Administrative Charges........................................................         44
CERTIFICATE LOANS.....................................................................         44
CERTIFICATE TERMINATION AND REINSTATEMENT.............................................         45
OTHER CERTIFICATE PROVISIONS..........................................................         47
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         48
DISTRIBUTION..........................................................................         49
SERVICES..............................................................................         50
REPORTS...............................................................................         50
LEGAL PROCEEDINGS.....................................................................         50
FURTHER INFORMATION...................................................................         50
INDEPENDENT ACCOUNTANTS...............................................................         51
FEDERAL TAX CONSIDERATIONS............................................................         51
  The Company and the Separate Account................................................         51
  Taxation of the Certificates........................................................         51
  Certificate Loans...................................................................         52
  Modified Endowment Contracts........................................................         52
MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         53
YEAR 2000 DISCLOSURE..................................................................         54

FINANCIAL STATEMENTS..................................................................         55
APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS.........................................................        B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES AND ACCUMULATED
 PREMIUMS.............................................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1
APPENDIX E -- PERFORMANCE INFORMATION.................................................        E-1
FINANCIAL STATEMENTS..................................................................        F-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.


CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the certificate.


CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.


COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.


DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard

Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.


SUB-ACCOUNT: A subdivision of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc. The Total Return Fund and the Equity Income Fund of INVESCO VIF are available only to employees of INVESCO. and its affiliates. The Fixed Income Portfolio of Morgan Stanley Universal Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.


SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.


UNDERLYING FUNDS ("FUNDS"): The Funds of the Allmerica Investment Trust ("Trust"), the Portfolios of the Variable Insurance Products Fund ("Fidelity VIP") and Variable Insurance Products Fund II ("Fidelity VIP II"), the Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"), the Series of the Delaware Group Premium Fund, Inc. ("DGPF"), the Funds of INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), and the Portfolio of Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"), which are available under the Certificates.


UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                                    SUMMARY


The following is a summary of the Certificates and the Policy. It highlights key points from the Prospectus which follows. If you are considering the purchase of this product, you should read the Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product.



Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's Surrender Value, or the Certificate may be fully surrendered at any time, subject to certain limitations.



There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.



If the Certificate is in effect at the death of the Insured, the Company will pay a Death Benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any Debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. If the Guideline Premium Test is in effect (see "Election of Death Benefit Options"), you may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate Value in addition to a fixed insurance amount) and may change between Death Benefit Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Death Benefit Option 3 (the Death Benefit is fixed in amount) will apply. A Minimum Death Benefit, equivalent to a percentage of the Certificate Value, will apply if greater than the Death Benefit otherwise payable under Option 1, Option 2 or Option 3.



In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."


THE CERTIFICATE

The Certificate issued under a group flexible premium variable life policy offered by this Prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

    - life insurance coverage on the named Insured;

    - Certificate Value;

    - surrender rights and partial withdrawal rights;

    - loan privileges; and

    - in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide Death Benefits, Certificate Values, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

SURRENDER CHARGES

At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The surrender charge may be imposed, depending on the group to which the Policy is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGES FOR THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR AN INCREASE IN FACE AMOUNT

A separate surrender charge may apply to and be calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

This maximum surrender charge with respect to an increase remains level for up to 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

In the event of a decrease in the Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGE.


PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes, and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. See CHARGES AND DEDUCTIONS -- "Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.


You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.


The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is up to the smaller of 2% of the amount withdrawn, or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See

CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $40, may be deducted from the Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See THE CERTIFICATE -- "Change in Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Change in Face Amount."

TRANSFER CHARGE

The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE CERTIFICATE -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Funds. See CHARGES AND DEDUCTIONS -- "Charges Reflected in the Assets of the Separate Account." The levels of fees and expenses vary among the Underlying Investment Funds.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Accounts to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the

Face Amount plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE CERTIFICATE -- "Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See THE CERTIFICATE -- "Change in Face Amount."

The minimum increase in the Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider and Exchange Option Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Certificate Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

CERTIFICATE ISSUANCE

At the time of enrollment, the proposed Insured will complete an enrollment form which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examination, if any, are completed. If the proposed Insured cannot answer the eligibility questions "No," and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate, together with its attached enrollment form, constitutes the entire agreement between you and the Company. Net Premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE CERTIFICATE -- "Allocation of Net Premiums."

Premiums allocated to the General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

INVESTMENT OPTIONS


The Certificates permit Net Premiums to be allocated either to the General Account or to the Separate Account. The Separate Account consists of 46 Sub-Accounts, of which 24 are available under the Certificates. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company, of T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc., of the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International Advisers Ltd., of INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") managed by INVESCO Funds Group, Inc., or of Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"), managed by Miller, Anderson and Sherrerd, LLP ("MAS"). INVESCO VIF is available only to employees of INVESCO and its affiliates, and Morgan Stanley is available only to employees of Duke Energy Corporation and its affiliates. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE CERTIFICATE -- "Transfer Privilege."


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS.

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.



                                                              MANAGEMENT FEE      OTHER EXPENSES     TOTAL FUND EXPENSES
                                                             (AFTER VOLUNTARY   (AFTER APPLICABLE      (AFTER WAIVERS/
UNDERLYING FUND                                                  WAIVERS)        REIMBURSEMENTS)       REIMBURSEMENTS)
----------------------------------------------------------  ------------------  ------------------  ----------------------
Select Aggressive Growth Fund.............................         0.88%                0.07%              0.95%(1)(2)
Select Capital Appreciation Fund..........................         0.94%                0.10%              1.04%(1)(2)
Select Value Opportunity Fund.............................         0.90%(1)*            0.08%              0.98%(1)(2)*
Select Emerging Markets Fund(@)...........................         1.00%*               1.19%              2.19%(1)(2)*
Select International Equity Fund..........................         0.90%                0.12%              1.02%(1)(2)
DGPF International Equity Series..........................         0.82%(4)             0.13%              0.95%(4)
Fidelity VIP Overseas Portfolio...........................         0.74%                0.17%              0.91%(3)
T. Rowe Price International Stock Portfolio...............         1.05%                0.00%              1.05%
Select Growth Fund........................................         0.81%**              0.05%              0.86%(1)(2)**
Select Strategic Growth Fund(@)...........................         0.39%*               0.81%              1.20%(1)(2)*
Growth Fund...............................................         0.44%                0.05%              0.49%(1)(2)
Fidelity VIP Growth Portfolio.............................         0.59%                0.09%              0.68%(3)
Fidelity VIP II Index 500 Portfolio.......................         0.24%                0.11%              0.35%(3)
Equity Index Fund.........................................         0.29%                0.07%              0.36%(1)
Fidelity VIP Equity-Income Portfolio......................         0.49%                0.09%              0.58%(3)
Select Growth and Income Fund.............................         0.68%                0.05%              0.73%(1)(2)
Fidelity VIP II Asset Manager Portfolio...................         0.54%                0.10%              0.64%(3)
Fidelity VIP High Income Portfolio........................         0.58%                0.12%              0.70%
Investment Grade Income Fund..............................         0.43%                0.09%              0.52%(1)
Government Bond Fund......................................         0.50%                0.14%              0.64%(1)
Money Market Fund.........................................         0.26%                0.06%              0.32%(1)
INVESCO VIF Equity Income Fund............................         0.75%                0.18%              0.93%(##)
INVESCO VIF Total Return Fund.............................         0.75%                0.42%              1.17%(##)
Morgan Stanley Fixed Income Portfolio.....................         0.06%                0.64%              0.70%(+)



(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.



* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively, for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively, for Select Strategic Growth Fund.



** Effective June 1, 1998, the management fee rate for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 2.19% for Select Emerging Markets Fund, 0.92% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.84% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, 0.46% for Growth Fund, and 0.70% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid was used to reduce Fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total fund expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.66% for Fidelity VIP Growth Portfolio, 0.89% for Fidelity VIP Overseas VIP Overseas Portfolio, 0.63% for Fidelity VIP II Asset Manager, and 0.28% for Fidelity VIP II Index 500 Portfolio.



(4) Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.



(##) Various expenses of the Equity Income Fund and Total Return Fund were voluntarily absorbed by INVESCO in 1998. If such expenses had not been voluntarily absorbed, the total operating expense ratios would have been 1.17% and 1.24%, respectively.



(+) MAS has voluntarily agreed to waive its management fees and to reimburse the Fixed Income Portfolio if processing of such fees would cause the total annual operating expense of the portfolio to exceed 0.70% of average daily net assets. This fee waiver is voluntary and may be terminated by MAS at any time without notice.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or
(c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.


When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in you state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in The Face Amount, a right to cancel the increase also applies. See THE CERTIFICATE -- "Free-Look Period."

CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same face amount, issue Age, Date of Issue, and risk classifications as the original Certificate. See THE CERTIFICATE -- "Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE CERTIFICATE -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate year is 75% of an amount equal to the Certificate Value less surrender charge, Monthly Deductions, and interest on the Certificate loan to the end of the Certificate year. Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.


Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Accounts to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.



Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See CERTIFICATE LOANS.


PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.


There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

Failure to make premium payments will not cause a Certificate to lapse unless:
(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds the Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), the Certificate may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See CERTIFICATE TERMINATION AND REINSTATEMENT.

TAX TREATMENT

The Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on the Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Certificates."

The Certificate offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

The Certificate summarizes the provisions of the group Policy under which it is issued, which has the purpose of providing insurance protection for the Beneficiary named therein. References to Certificate rights and features are intended to represent a Certificate Owner's rights and benefits under the group Policy. This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. Further detail is provided in this Prospectus, the Certificate and the group Policy. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000 ("Principal Office"). Prior to October 1, 1995, the Company was known as SMA Life Assurance Company. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), formerly State Mutual Life Assurance Company of America, 440 Lincoln Street, Worcester, Massachusetts. First Allmerica, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

The assets used to fund the variable portion of the Certificates are set aside in the Separate Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 24 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Allmerica Investment Trust, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., the Delaware Group Premium Fund, Inc., the INVESCO Variable Investment Fund, Inc., or the Morgan Stanley Universal Funds, Inc.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust, formerly SMA Investment Trust (the "Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established as a Massachusetts business trust on October 11, 1984 for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Certificates, each issuing a series of shares: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Investment Grade Income Fund, Government Bond Fund, and Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

AFIMS serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See INVESTMENT ADVISORY SERVICES.

VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Certificates: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment management fee to FMR. See "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds."

VARIABLE INSURANCE PRODUCTS FUND II


Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the
Certificates: the Fidelity VIP II Asset Manager Portfolio and Fidelity VIP II Index 500 Portfolio.


T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (see "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Certificates: the T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio is available under the Certificates: the International Equity Series ("Series"). The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

INVESCO VARIABLE INVESTMENT FUNDS, INC.


INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, management investment company that was organized as a Maryland corporation on August 19, 1993, and is registered with the SEC under the 1940 Act. INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser of the Equity Income Fund and the Total Return Fund, the only Funds of INVESCO VIF that are available under the Certificates. These two Funds are available only to employees of INVESCO and its affiliates. See "Investment Advisory Services to INVESCO VIF."


MORGAN STANLEY UNIVERSAL FUNDS, INC.


Morgan Stanley Universal Funds, Inc. ("Morgan Stanley") is an open-end, management investment company that was organized as a Maryland corporation, and is registered with the SEC under the 1940 Act. Miller Anderson & Sherrerd, LLP ("MAS") is the investment adviser for the Morgan Stanley Fixed Income Portfolio. The Morgan Stanley Fixed Income Portfolio is the only portfolio of Morgan Stanley Universal Funds, Inc. that is available under the Certificates. This Portfolio is available only to employees of Duke Energy Corporation and its affiliates. See "Investment Advisory Services to Morgan Stanley."


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies.

GROWTH FUND -- is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.


FIDELITY VIP II INDEX 500 PORTFOLIO -- The Index 500 Portfolio of Fidelity VIP II seeks investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States. To achieve this objective, the fund attempts to duplicate the composition and total return of the S&P 500.


EQUITY INDEX FUND -- seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

THE FOLLOWING FUNDS OF INVESCO VARIABLE INVESTMENT FUNDS, INC. ARE AVAILABLE ONLY TO EMPLOYEES OF INVESCO AND ITS AFFILIATES:


INVESCO VIF EQUITY INCOME FUND -- seeks the best possible current income while following sound investment practices. Capital growth potential is an additional but secondary consideration in the selection of portfolio securities. The Fund seeks to achieve its objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation.


INVESCO VIF TOTAL RETURN FUND -- seeks a high total return on investment through capital appreciation and current income by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

THE FOLLOWING PORTFOLIO OF MORGAN STANLEY UNIVERSAL FUNDS, INC. IS AVAILABLE ONLY TO EMPLOYEES OF DUKE ENERGY CORPORATION AND ITS AFFILIATES:

FIXED INCOME PORTFOLIO -- seeks above-average return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Mortgage-Backed Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives as further described in the Morgan Stanley Universal Funds, Inc. prospectus. The Portfolio's average weighted maturity will ordinarily exceed five years, and will usually be between five and fifteen years.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST


The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trust has entered into a Management Agreement with Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an indirect wholly owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.


Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees.


For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


Select Aggressive Growth Fund  First $100 million       1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Capital Appreciation    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Value Opportunity Fund  First $100 million       1.00%
                               Next $150 million        0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Emerging Markets Fund   *                        1.35%

Select International Equity    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Growth Fund             First $250 million       0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Strategic Growth Fund   *                        0.85%

Growth Fund                    First $250 million       0.60%
                               Next $250 million        0.40%
                               Over $500 million        0.35%

Equity Index Fund              First $50 million        0.35%
                               Next $200 million        0.30%
                               Over $250 million        0.25%

Select Growth and Income Fund  First $100 million       0.75%
                               Next $150 million        0.70%
                               Over $250 million        0.65%

Investment Grade Income Fund   First $50 million        0.50%
                               Next $50 million         0.45%
                               Over $100 million        0.40%

Government Bond Fund           *                        0.50%

Money Market Fund              First $50 million        0.35%
                               Next $200 million        0.25%
                               Over $250 million        0.20%


* For the Select Emerging Markets Fund, the Select Strategic Growth Fund, and the Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund.

AFIMS' fee computed for each Fund will be paid from the assets of such Fund. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.

The prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and paid to the Sub-Advisers, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II FUNDS


For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.



The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:



1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.



2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio's average net assets throughout the month.



The Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas and the Fidelity VIP II Asset Manager Portfolios' fee rates are each made of two components:



1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under management increase.



2. An individual Fund fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.45% for the Fidelity VIP Overseas Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio.



Thus, the Fidelity VIP High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee of as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee of as high as 0.97% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee of as high as 0.77% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR. The management and sub-advisory fees for Fidelity VIP II Index 500 Portfolio are calculated and paid every month to FMR and Banker Trust Company ("BT"), respectively. Index 500 Portfolio pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to FMR and an estimated sub-advisory fee of less than 0.01% payable to BT (representing 40% of net income from securities lending).


INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE


The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.


INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity

Series to Delaware International is based on the average daily net assets of the Series as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on net assets in excess of $2,500 million.


INVESTMENT ADVISORY SERVICES TO INVESCO VIF


INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for INVESCO VIF, and is primarily responsible for providing various investment management administration services and supervising daily business affairs. The Equity Income Fund and the Total Return Fund each pay INVESCO a monthly fee equal to 0.75% annually of the first $500 million of the Fund's average daily net assets; 0.65% of the next $500 million of the Fund's average net assets and 0.55% of the Fund's average net assets in excess of $1 billion. The prospectus of INVESCO VIF contains additional information concerning other expenses paid by the Funds.


INVESTMENT ADVISORY SERVICES TO MORGAN STANLEY

Miller Anderson & Sherrerd, LLP ("MAS") is the investment adviser for the Morgan Stanley Fixed Income Portfolio. MAS makes the Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions, and generally manages the Portfolio's investments. MAS is entitled to receive a management fee from the Morgan Stanley Fixed Income Portfolio, payable quarterly, at an annual rate of 0.40% of the first $500 million of the Portfolio's average daily net assets; 0.35% from $500 million to $1 billion of the Portfolio's average daily net assets and 0.30% of the Portfolio's net assets in excess of $1 billion.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price, the Series of DGPF, the Funds of INVESCO VIF and the Portfolio of Morgan Stanley are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the

Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.


                                THE CERTIFICATE

ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. If the Certificate is not issued, the premiums will be returned to you without interest.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.


When you return the Certificate, the Company will mail a refund to you within seven days. (The refund of any premium paid by check may be delayed until the check has cleared your bank.) If the Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If the Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account.


After an increase in the Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed, (b) 10 days after you receive the new specifications pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you. Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General

Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Separate Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE TERMINATION AND REINSTATEMENT.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of a Certificate Owner identify themselves by name and identify the Certificate Owner by name, date of birth, or social security number. All transfer instructions by telephone are tape recorded.


An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE CERTIFICATE -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Transfers involving the General Account are currently permitted only if:

(a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

(b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Certificate.

These rules are subject to change by the Company.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option"), or (b) to automatically reallocate Certificate Value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITATIONS

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a minimum death benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.


The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.


GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the minimum Death Benefit relative to the Certificate Value are different. Required increases in the minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 & LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

DEATH PROCEEDS

As long as the Certificate remains in force (see CERTIFICATE TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                          MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

 Age of Insured                                                Percentage of
on Date of Death                                             Certificate Value
----------------------------------------------------------  -------------------
40 and under..............................................            250%
45........................................................            215%
50........................................................            185%
55........................................................            150%
60........................................................            130%
65........................................................            120%
70........................................................            115%
75........................................................            105%
80........................................................            105%
85........................................................            105%
90........................................................            105%
95 and above..............................................            100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Minimum Death Benefit of $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027

(rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Minimum Death Benefit will be $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.


If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.


CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See THE CERTIFICATE -- "Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See APPENDIX B -- PAYMENT OPTIONS.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

For important tax considerations which may result from surrender see FEDERAL TAX CONSIDERATIONS.

PAID-UP INSURANCE OPTION

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.

    - We will not allow transfers of Certificate Value from the General Account back to the Separate Account.

    - You may not make further payments.

    - You may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt. We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges On Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

PREMIUM EXPENSE CHARGE


A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction.


The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See THE CERTIFICATE -- "Charge for Change in Face Amount."


You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.


The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE

If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face

Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

    - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3,

                                         or

    - the Face Amount plus the Certificate Value under Death Benefit Option 2.

When the Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount. See THE CERTIFICATE -- "Change in Face Amount: Decreases."

COST OF INSURANCE RATES

This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting

Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT


Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.


No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where
(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D --

CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in the Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL


After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including Withdrawal without a surrender charge.


A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charges.

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year. See THE CERTIFICATE -- "Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT


As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). The current credited rate is 7.1% (8% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.


PREFERRED LOAN OPTION


A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 4.4%. The current rate is 4.9%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.


There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED


Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.


REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various

Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    - a written enrollment form for reinstatement,

    - Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

    - an amount equal to the Certificate Value less Debt on the date of default; MINUS

    - the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

The following Certificate provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.


                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director (since 1996), Vice President (since 1984) and
  Director                          Assistant Secretary (since 1992) of First Allmerica

Abigail M. Armstrong                Secretary (since 1996) and Counsel (since 1991) of First
  Secretary and Counsel             Allmerica; Secretary (since 1988) and Counsel (since
                                    1994) of Allmerica Investments, Inc.; and Secretary
                                    (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

Warren E. Barnes
  Vice President and Corporate      Vice President (since 1996) and Corporate Controller
  Controller                        (since 1998) of First Allmerica

Robert E. Bruce                     Director and Chief Information Officer (since 1997) and
  Director and Chief Information    Vice President (since 1995) of First Allmerica; and
  Officer                           Corporate Manager (1979 to 1995) of Digital Equipment
                                    Corporation

John P. Kavanaugh                   Director and Chief Investment Officer (since 1996) and
  Director, Vice President and      Vice President (since 1991) of First Allmerica; and Vice
  Chief Investment Officer          President (since 1998) of Allmerica Financial Investment
                                    Management Services, Inc.

John F. Kelly                       Director (since 1996), Senior Vice President (since
  Director, Vice President and      1986), General Counsel (since 1981) and Assistant
  General Counsel                   Secretary (since 1991) of First Allmerica; Director
                                    (since 1985) of Allmerica Investments, Inc.; and
                                    Director (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

J. Barry May                        Director (since 1996) of First Allmerica; Director and
  Director                          President (since 1996) of The Hanover Insurance Company;
                                    and Vice President (1993 to 1996) of The Hanover
                                    Insurance Company

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
James R. McAuliffe                  Director (since 1996) of First Allmerica; Director
  Director                          (since 1992), President (since 1994) and Chief Executive
                                    Officer (since 1996) of Citizens Insurance Company of
                                    America

John F. O'Brien                     Director, President and Chief Executive Officer (since
  Director and Chairman of the      1989) of First Allmerica; Director (since 1989) of
  Board                             Allmerica Investments, Inc.; and Director and Chairman
                                    of the Board (since 1990) of Allmerica Financial
                                    Investment Management Services, Inc.

Edward J. Parry, III                Director and Chief Financial Officer (since 1996) and
  Director, Vice President, Chief   Vice President and Treasurer (since 1993) of First
  Financial Officer and Treasurer   Allmerica; Treasurer (since 1993) of Allmerica
                                    Investments, Inc.; and Treasurer (since 1993) of
                                    Allmerica Financial Investment Management Services, Inc.

Richard M. Reilly                   Director (since 1996) and Vice President (since 1990) of
  Director, President and Chief     First Allmerica; Director (since 1990) of Allmerica
  Executive Officer                 Investments, Inc.; and Director and President (since
                                    1998) of Allmerica Financial Investment Management
                                    Services, Inc.

Robert P. Restrepo, Jr.             Director and Vice President (since 1998) of First
  Director                          Allmerica; Chief Executive Officer (1996 to 1998) of
                                    Travelers Property & Casualty; Senior Vice President
                                    (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                    Director (since 1996) and Vice President (since 1990) of
  Director and Vice President       First Allmerica; Director (since 1991) of Allmerica
                                    Investments, Inc.; and Director (since 1991) of
                                    Allmerica Financial Investment Management Services, Inc.

Phillip E. Soule                    Director (since 1996) and Vice President (since 1987) of
  Director                          First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10%, and 0.04% with respect to Fidelity VIP II Index 500 Portfolio, of the aggregate net asset value respectively, of the shares of such Underlying Funds held by the Separate Account. With respect to the T. Rowe Price International Stock Portfolio and the Morgan Stanley Fixed Income Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Separate Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.


                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in the specified Face Amount, changes in the Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements for Group VEL Account as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company will review periodically the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

CERTIFICATE LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies or certificates covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level premiums.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under the Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CERTIFICATE LOANS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.


                              YEAR 2000 DISCLOSURE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The

Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FINANCIAL STATEMENTS


Financial Statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company and for the Separate Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits are available for issue under the Certificates for an additional charge.

WAIVER OF PREMIUM RIDER

    This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

CHILDREN'S INSURANCE RIDER

    This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

OPTION TO ACCELERATE BENEFITS RIDER

    This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

EXCHANGE TO TERM INSURANCE RIDER

    This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.

CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise by deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General account. These amounts are not based on the investment experience of the Separate Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Certificate issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates and the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES


The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the premium expense charge, the Monthly Deduction from Certificate Value, and the monthly charge against the Separate Account for mortality and expense risks. In both the Current Cost of Insurance Charges tables and the Guaranteed Cost of Insurance Charges tables, the Separate Account charge for mortality and expense risks is equivalent to an effective annual rate of 0.90% of the average monthly value of the assets in the Separate Account attributable to the Certificates.


EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary and, in 1998, ranged from an annual rate of 0.32% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with the Certificate may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Certificate Value among the Sub-Accounts.



Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and

Income, 1.00% Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.


Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.



Various expenses of the Equity Income Fund and Total Return Fund were voluntarily absorbed by INVESCO in 1998. If such expenses had not been voluntarily absorbed, the total operating expense ratios would have been 1.17% and 1.24%, respectively.



MAS has voluntarily agreed to waive its management fees and to reimburse the Fixed Income Portfolio if processing of such fees would cause the total annual operating expense of the portfolio to exceed 0.70% of average daily net assets. This fee waiver is voluntary and may be terminated by MAS at any time without notice.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


NET ANNUAL RATES OF INVESTMENT

Taking into account the 0.90% charge to the Separate Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of - 1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       4,410          65     3,450   250,000       291      3,676   250,000       518      3,903     250,000
   2       9,041       2,951     6,805   250,000     3,620      7,473   250,000     4,316      8,169     250,000
   3      13,903       7,934    10,065   250,000     9,263     11,395   250,000    10,704     12,836     250,000
   4      19,008      12,163    13,228   250,000    14,377     15,442   250,000    16,873     17,939     250,000
   5      24,368      16,296    16,296   250,000    19,621     19,621   250,000    23,525     23,525     250,000
   6      29,996      19,268    19,268   250,000    23,935     23,935   250,000    29,640     29,640     250,000
   7      35,906      22,138    22,138   250,000    28,382     28,382   250,000    36,334     36,334     250,000
   8      42,112      24,908    24,908   250,000    32,969     32,969   250,000    43,667     43,667     250,000
   9      48,627      27,576    27,576   250,000    37,701     37,701   250,000    51,705     51,705     250,000
   10     55,469      30,140    30,140   250,000    42,579     42,579   250,000    60,520     60,520     250,000
   11     62,652      32,682    32,682   250,000    47,723     47,723   250,000    70,353     70,353     250,000
   12     70,195      35,090    35,090   250,000    53,013     53,013   250,000    81,150     81,150     250,000
   13     78,114      37,361    37,361   250,000    58,452     58,452   250,000    93,019     93,019     250,000
   14     86,430      39,499    39,499   250,000    64,054     64,054   250,000   106,088    106,088     250,000
   15     95,161      41,496    41,496   250,000    69,820     69,820   250,000   120,492    120,492     250,000
   16    104,330      43,340    43,340   250,000    75,753     75,753   250,000   136,384    136,384     250,000
   17    113,956      45,054    45,054   250,000    81,883     81,883   250,000   153,957    153,957     250,000
   18    124,064      46,624    46,624   250,000    88,214     88,214   250,000   173,412    173,412     250,000
   19    134,677      48,039    48,039   250,000    94,752     94,752   250,000   194,975    194,975     250,000
   20    145,821      49,286    49,286   250,000   101,503    101,503   250,000   218,864    218,864     267,014
 Age 60   95,161      41,496    41,496   250,000    69,820     69,820   250,000   120,492    120,492     250,000
 Age 65  145,821      49,286    49,286   250,000   101,503    101,503   250,000   218,864    218,864     267,014
 Age 70  210,477      52,152    52,152   250,000   138,660    138,660   250,000   379,123    379,123     439,783
 Age 75  292,995      47,495    47,495   250,000   183,503    183,503   250,000   637,554    637,554     682,183


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       4,410           0     2,644   250,000         0      2,833   250,000         0      3,021     250,000
   2       9,041       1,330     5,183   250,000     1,872      5,726   250,000     2,438      6,291     250,000
   3      13,903       5,484     7,616   250,000     6,547      8,678   250,000     7,701      9,832     250,000
   4      19,008       8,869     9,935   250,000    10,619     11,684   250,000    12,599     13,664     250,000
   5      24,368      12,141    12,141   250,000    14,746     14,746   250,000    17,818     17,818     250,000
   6      29,996      14,231    14,231   250,000    17,862     17,862   250,000    22,323     22,323     250,000
   7      35,906      16,191    16,191   250,000    21,018     21,018   250,000    27,202     27,202     250,000
   8      42,112      18,014    18,014   250,000    24,209     24,209   250,000    32,488     32,488     250,000
   9      48,627      19,686    19,686   250,000    27,422     27,422   250,000    38,214     38,214     250,000
   10     55,469      21,195    21,195   250,000    30,644     30,644   250,000    44,414     44,414     250,000
   11     62,652      22,592    22,592   250,000    33,953     33,953   250,000    51,257     51,257     250,000
   12     70,195      23,810    23,810   250,000    37,268     37,268   250,000    58,707     58,707     250,000
   13     78,114      24,839    24,839   250,000    40,580     40,580   250,000    66,832     66,832     250,000
   14     86,430      25,672    25,672   250,000    43,886     43,886   250,000    75,712     75,712     250,000
   15     95,161      26,295    26,295   250,000    47,174     47,174   250,000    85,436     85,436     250,000
   16    104,330      26,679    26,679   250,000    50,422     50,422   250,000    96,095     96,095     250,000
   17    113,956      26,801    26,801   250,000    53,611     53,611   250,000   107,803    107,803     250,000
   18    124,064      26,623    26,623   250,000    56,708     56,708   250,000   120,688    120,688     250,000
   19    134,677      26,095    26,095   250,000    59,675     59,675   250,000   134,895    134,895     250,000
   20    145,821      25,171    25,171   250,000    62,471     62,471   250,000   150,609    150,609     250,000
 Age 60   95,161      26,295    26,295   250,000    47,174     47,174   250,000    85,436     85,436     250,000
 Age 65  145,821      25,171    25,171   250,000    62,471     62,471   250,000   150,609    150,609     250,000
 Age 70  210,477      13,032    13,032   250,000    72,707     72,707   250,000   260,185    260,185     301,814
 Age 75  292,995           0         0   250,000    70,410     70,410   250,000   438,328    438,328     469,011


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF
UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN             HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------       GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        ---------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE    DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)    BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  -----------
   1       1,470         239     1,163    76,163       315      1,239    76,239       390      1,315        76,315
   2       3,014       1,251     2,301    77,301     1,476      2,526    77,526     1,709      2,759        77,759
   3       4,634       2,926     3,416    78,416     3,373      3,863    78,863     3,858      4,347        79,347
   4       6,336       4,262     4,506    79,506     5,007      5,252    80,252     5,848      6,092        81,092
   5       8,123       5,572     5,572    80,572     6,694      6,694    81,694     8,009      8,009        83,009
   6       9,999       6,614     6,614    81,614     8,190      8,190    83,190    10,114     10,114        85,114
   7      11,969       7,632     7,632    82,632     9,743      9,743    84,743    12,426     12,426        87,426
   8      14,037       8,626     8,626    83,626    11,355     11,355    86,355    14,966     14,966        89,966
   9      16,209       9,594     9,594    84,594    13,025     13,025    88,025    17,754     17,754        92,754
   10     18,490      10,538    10,538    85,538    14,757     14,757    89,757    20,815     20,815        95,815
   11     20,884      11,487    11,487    86,487    16,591     16,591    91,591    24,231     24,231        99,231
   12     23,398      12,412    12,412    87,412    18,497     18,497    93,497    27,989     27,989       102,989
   13     26,038      13,314    13,314    88,314    20,477     20,477    95,477    32,126     32,126       107,126
   14     28,810      14,192    14,192    89,192    22,532     22,532    97,532    36,679     36,679       111,679
   15     31,720      15,047    15,047    90,047    24,667     24,667    99,667    41,689     41,689       116,689
   16     34,777      15,877    15,877    90,877    26,882     26,882   101,882    47,203     47,203       122,203
   17     37,985      16,683    16,683    91,683    29,182     29,182   104,182    53,272     53,272       128,272
   18     41,355      17,465    17,465    92,465    31,568     31,568   106,568    59,951     59,951       134,951
   19     44,892      18,221    18,221    93,221    34,044     34,044   109,044    67,302     67,302       142,302
   20     48,607      18,951    18,951    93,951    36,611     36,611   111,611    75,394     75,394       150,394
 Age 60   97,665      24,489    24,489    99,489    67,803     67,803   142,803   217,674    217,674       292,674
 Age 65  132,771      25,558    25,558   100,558    87,380     87,380   162,380   359,341    359,341       438,396
 Age 70  177,576      24,833    24,833    99,833   109,533    109,533   184,533   587,281    587,281       681,246
 Age 75  234,759      21,425    21,425    96,425   133,642    133,642   208,642   954,540    954,540     1,029,540


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       1,470          40       964    75,964       105      1,030    76,030       171      1,095      76,095
   2       3,014         857     1,907    76,907     1,048      2,098    77,098     1,247      2,297      77,297
   3       4,634       2,339     2,828    77,828     2,717      3,207    78,207     3,128      3,617      78,617
   4       6,336       3,484     3,728    78,728     4,112      4,357    79,357     4,821      5,066      80,066
   5       8,123       4,605     4,605    79,605     5,547      5,547    80,547     6,653      6,653      81,653
   6       9,999       5,459     5,459    80,459     6,780      6,780    81,780     8,395      8,395      83,395
   7      11,969       6,289     6,289    81,289     8,055      8,055    83,055    10,303     10,303      85,303
   8      14,037       7,096     7,096    82,096     9,374      9,374    84,374    12,394     12,394      87,394
   9      16,209       7,876     7,876    82,876    10,735     10,735    85,735    14,684     14,684      89,684
   10     18,490       8,631     8,631    83,631    12,141     12,141    87,141    17,192     17,192      92,192
   11     20,884       9,384     9,384    84,384    13,623     13,623    88,623    19,985     19,985      94,985
   12     23,398      10,109    10,109    85,109    15,155     15,155    90,155    23,050     23,050      98,050
   13     26,038      10,810    10,810    85,810    16,740     16,740    91,740    26,415     26,415     101,415
   14     28,810      11,483    11,483    86,483    18,375     18,375    93,375    30,108     30,108     105,108
   15     31,720      12,129    12,129    87,129    20,064     20,064    95,064    34,164     34,164     109,164
   16     34,777      12,745    12,745    87,745    21,806     21,806    96,806    38,616     38,616     113,616
   17     37,985      13,332    13,332    88,332    23,603     23,603    98,603    43,505     43,505     118,505
   18     41,355      13,888    13,888    88,888    25,455     25,455   100,455    48,873     48,873     123,873
   19     44,892      14,411    14,411    89,411    27,362     27,362   102,362    54,767     54,767     129,767
   20     48,607      14,902    14,902    89,902    29,326     29,326   104,326    61,239     61,239     136,239
 Age 60   97,665      17,230    17,230    92,230    51,608     51,608   126,608   173,185    173,185     248,185
 Age 65  132,771      15,680    15,680    90,680    63,695     63,695   138,695   282,555    282,555     357,555
 Age 70  177,576      10,763    10,763    85,763    74,549     74,549   149,549   456,075    456,075     531,075
 Age 75  234,759         454       454    75,454    81,247     81,247   156,247   731,074    731,074     806,074


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS           HYPOTHETICAL 0%                 HYPOTHETICAL 6%
         PAID PLUS      GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN               HYPOTHETICAL 12%
         INTEREST   -------------------------------  -----------------------------         GROSS INVESTMENT RETURN
           AT 5%                  CERTIFICATE                    CERTIFICATE        -------------------------------------
 CERTIFICATE PER YEAR  SURRENDER   VALUE     DEATH   SURRENDER    VALUE     DEATH    SURRENDER   CERTIFICATE     DEATH
  YEAR      (1)        VALUE        (2)     BENEFIT    VALUE       (2)     BENEFIT     VALUE      VALUE (2)     BENEFIT
 ------  ---------  -----------   --------  -------  ---------   --------  -------  -----------  -----------  -----------
   1      13,818         7,656     11,938   250,000     8,402     12,684   250,000       9,148       13,430       250,000
   2      28,327        18,161     23,627   250,000    20,401     25,867   250,000      22,731       28,197       250,000
   3      43,561        32,943     35,074   250,000    37,441     39,572   250,000      42,308       44,440       250,000
   4      59,557        45,216     46,281   250,000    52,756     53,821   250,000      61,244       62,309       250,000
   5      76,353        57,256     57,256   250,000    68,641     68,641   250,000      81,978       81,978       250,000
   6      93,989        68,004     68,004   250,000    84,057     84,057   250,000     103,596      103,596       277,638
   7     112,506        78,525     78,525   250,000   100,081    100,081   260,210     127,257      127,257       330,869
   8     131,950        88,828     88,828   250,000   116,658    116,658   293,978     153,152      153,152       385,944
   9     152,365        98,918     98,918   250,000   133,806    133,806   326,486     181,488      181,488       442,831
   10    173,801       108,762    108,762   257,765   151,535    151,535   359,138     212,483      212,483       503,585
   11    196,309       118,647    118,647   272,888   170,269    170,269   391,619     246,940      246,940       567,961
   12    219,943       128,273    128,273   286,048   189,647    189,647   422,912     284,656      284,656       634,782
   13    244,758       137,642    137,642   297,306   209,683    209,683   452,915     325,929      325,929       704,007
   14    270,814       146,758    146,758   308,191   230,396    230,396   483,832     371,087      371,087       779,282
   15    298,173       155,621    155,621   317,467   251,798    251,798   513,668     420,474      420,474       857,768
   16    326,899       164,222    164,222   326,801   273,884    273,884   545,029     474,439      474,439       944,134
   17    357,062       172,597    172,597   333,113   296,726    296,726   572,681     533,492      533,492     1,029,640
   18    388,733       180,737    180,737   339,786   320,322    320,322   602,205     598,060      598,060     1,124,354
   19    421,988       188,643    188,643   345,217   344,687    344,687   630,777     668,638      668,638     1,223,607
   20    456,905       196,319    196,319   349,448   369,840    369,840   658,316     745,769      745,769     1,327,469
 Age 60  298,173       155,621    155,621   317,467   251,798    251,798   513,668     420,474      420,474       857,768
 Age 65  456,905       196,319    196,319   349,448   369,840    369,840   658,316     745,769      745,769     1,327,469
 Age 70  659,493       230,918    230,918   364,851   507,106    507,106   801,227   1,249,851    1,249,851     1,974,765
 Age 75  918,052       259,634    259,634   368,680   664,813    664,813   944,034   2,024,008    2,024,008     2,874,091


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS           HYPOTHETICAL 0%                 HYPOTHETICAL 6%
         PAID PLUS      GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN               HYPOTHETICAL 12%
         INTEREST   -------------------------------  -----------------------------         GROSS INVESTMENT RETURN
           AT 5%                  CERTIFICATE                    CERTIFICATE        -------------------------------------
 CERTIFICATE PER YEAR  SURRENDER   VALUE     DEATH   SURRENDER    VALUE     DEATH    SURRENDER   CERTIFICATE     DEATH
  YEAR      (1)        VALUE        (2)     BENEFIT    VALUE       (2)     BENEFIT     VALUE      VALUE (2)     BENEFIT
 ------  ---------  -----------   --------  -------  ---------   --------  -------  -----------  -----------  -----------
   1      13,818         5,983     10,265   250,000     6,638     10,919   250,000       7,293       11,575       250,000
   2      28,327        14,834     20,300   250,000    16,788     22,254   250,000      18,822       24,289       250,000
   3      43,561        27,979     30,110   250,000    31,893     34,024   250,000      36,131       38,262       250,000
   4      59,557        38,630     39,696   250,000    45,180     46,246   250,000      52,561       53,626       250,000
   5      76,353        49,065     49,065   250,000    58,946     58,946   250,000      70,534       70,534       250,000
   6      93,989        58,221     58,221   250,000    72,148     72,148   250,000      89,154       89,154       250,000
   7     112,506        67,161     67,161   250,000    85,872     85,872   250,000     109,550      109,550       284,829
   8     131,950        75,887     75,887   250,000   100,145    100,145   252,365     131,759      131,759       332,033
   9     152,365        84,398     84,398   250,000   114,834    114,834   280,195     155,928      155,928       380,465
   10    173,801        92,695     92,695   250,000   129,920    129,920   307,911     182,201      182,201       431,817
   11    196,309       101,042    101,042   250,000   145,755    145,755   335,237     211,227      211,227       485,821
   12    219,943       109,203    109,203   250,000   162,041    162,041   361,351     242,824      242,824       541,497
   13    244,758       117,121    117,121   252,981   178,785    178,785   386,176     277,211      277,211       598,776
   14    270,814       124,770    124,770   262,017   195,982    195,982   411,563     314,605      314,605       660,670
   15    298,173       132,156    132,156   269,599   213,638    213,638   435,822     355,255      355,255       724,720
   16    326,899       139,260    139,260   277,128   231,720    231,720   461,122     399,366      399,366       794,739
   17    357,062       146,103    146,103   281,978   250,254    250,254   482,990     447,259      447,259       863,211
   18    388,733       152,661    152,661   287,003   269,196    269,196   506,088     499,152      499,152       938,406
   19    421,988       158,929    158,929   290,839   288,521    288,521   527,994     555,311      555,311     1,016,220
   20    456,905       164,906    164,906   293,533   308,218    308,218   548,628     616,041      616,041     1,096,552
 Age 60  298,173       132,156    132,156   269,599   213,638    213,638   435,822     355,255      355,255       724,720
 Age 65  456,905       164,906    164,906   293,533   308,218    308,218   548,628     616,041      616,041     1,096,552
 Age 70  659,493       190,397    190,397   300,827   411,444    411,444   650,081     999,444      999,444     1,579,121
 Age 75  918,052       208,764    208,764   296,445   520,467    520,467   739,063   1,550,685    1,550,685     2,201,973


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

 Maximum Surrender Charge = (8.5 X Face Amount) + (up to 50% X Guideline Annual
                                                     Premium)

                                   1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

 Age at
Issue or      Unisex        Unisex        Unisex
Increase    Non-smoker      Smoker      Uni-smoker
---------  -------------  -----------  -------------

    0                          14.89         14.37
    1                          14.84         14.31
    2                          15.00         14.44
    3                          15.17         14.58
    4                          15.35         14.73
    5                          15.53         14.88
    6                          15.73         15.05
    7                          15.94         15.23
    8                          16.16         15.41
    9                          16.39         15.61
   10                          16.64         15.82
   11                          16.91         16.05
   12                          17.18         16.28
   13                          17.47         16.52
   14                          17.77         16.77
   15                          18.08         17.02
   16                          18.38         17.28
   17                          18.67         17.54
   18            17.15         18.98         17.80
   19            17.40         19.29         18.07
   20            17.65         19.62         18.35
   21            17.92         19.95         18.64
   22            18.20         20.31         18.95
   23            18.49         20.68         19.27
   24            18.80         21.08         19.61
   25            19.13         21.49         19.97
   26            19.48         21.94         20.35
   27            19.85         22.42         20.75
   28            20.24         22.92         21.18
   29            20.65         23.45         21.63
   30            21.08         24.02         22.11
   31            21.54         24.62         22.61
   32            22.03         25.25         23.15
   33            22.54         25.92         23.71
   34            23.03         26.62         24.30
   35            23.64         27.36         24.92
   36            24.24         28.15         25.57
   37            24.87         28.97         26.26
   38            25.53         29.84         26.99
   39            26.23         30.76         27.75
   40            26.97         31.72         28.55
   41            27.74         32.73         29.39
   42            28.55         33.79         30.27
   43            29.41         34.91         31.19
   44            30.31         36.08         32.17
   45            31.26         37.31         33.19
   46            32.27         38.60         34.27

 Age at
Issue or      Unisex        Unisex        Unisex
Increase    Non-smoker      Smoker      Uni-smoker
---------  -------------  -----------  -------------
   47            33.33         39.95         35.40
   48            34.46         41.38         36.59
   49            35.64         42.89         37.86
   50            36.90         44.48         39.19
   51            38.24         46.17         40.60
   52            39.66         47.95         42.10
   53            41.17         49.84         43.68
   54            42.76         51.82         45.36
   55            44.46         53.91         47.12
   56            46.25         56.11         48.98
   57            48.16         56.87         50.95
   58            50.18         56.76         53.03
   59            52.34         56.65         55.24
   60            54.64         56.54         56.71
   61            56.54         56.44         56.59
   62            56.41         56.34         56.47
   63            56.29         56.26         56.36
   64            56.16         56.18         56.25
   65            56.03         56.10         56.13
   66            55.90         56.01         56.00
   67            55.74         55.90         55.85
   68            55.58         55.76         55.70
   69            55.41         55.63         55.53
   70            55.27         55.49         55.37
   71            55.12         55.38         55.22
   72            54.96         55.29         55.10
   73            54.85         55.23         54.99
   74            54.75         55.19         54.89
   75            54.64         55.16         54.80
   76            54.52         55.10         54.69
   77            54.36         55.01         54.53
   78            54.18         54.86         54.35
   79            53.97         54.68         54.14
   80            53.75         54.49         53.91

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                            $516.13
       (50% X GAP)

                                                                    ------------

                                                                       $1,366.13

    Maximum surrender charge per Table (23.64 X 100)

    $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                             Varies

        (not to exceed 30% of premiums received, up to one
       GAP, plus 9% of premiums
       received in excess of one GAP)

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

EXAMPLE 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.

                                   APPENDIX E
                            PERFORMANCE INFORMATION



The Certificates were first offered to the public in 1995. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A) and I(B)), and based on the periods that the Underlying Funds have been in existence (Tables II (A) and II (B)). The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Tables I(A) and II(A)) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see CHARGES AND DEDUCTIONS.



In each Table in Appendix E, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.



Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and invest ment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                                TEN YEARS
                                                                                    OR
                                                        ONE-YEAR                 LIFE OF
                                                         TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                          RETURN       YEARS     (IF LESS)
Select Aggressive Growth Fund                            -100.00%      N/A           7.95%
Select Capital Appreciation Fund                         -100.00%      N/A           8.52%
Select Value Opportunity Fund                            -100.00%      N/A           6.55%
Select Emerging Markets Fund                              N/A          N/A        -100.00%
T. Rowe Price International Stock Portfolio              -100.00%      N/A         -11.79%
Fidelity VIP Overseas Portfolio                          -100.00%      N/A           0.05%
Select International Equity Fund                          -99.40%      N/A           3.12%
DGPF International Equity Series                         -100.00%      N/A         -25.07%
Fidelity VIP Growth Portfolio                             -78.34%      N/A          16.34%
Select Growth Fund                                        -82.05%      N/A          18.54%
Select Strategic Growth Fund                              N/A          N/A         N/A
Growth Fund                                               -96.80%      N/A          11.47%
Fidelity VIP II Index 500 Portfolio                       N/A          N/A         N/A
Equity Index Fund                                         -88.56%      N/A          17.16%
Fidelity VIP Equity-Income Portfolio                     -100.00%      N/A           8.34%
Select Growth and Income Fund                             -99.45%      N/A          10.51%
Fidelity VIP II Asset Manager Portfolio                  -100.00%      N/A           5.20%
Fidelity VIP High Income Portfolio                       -100.00%      N/A          -2.39%
Investment Grade Income Fund                             -100.00%      N/A          -3.84%
Government Bond Fund                                     -100.00%      N/A          -5.43%
Money Market Fund                                        -100.00%      N/A          -7.41%
INVESCO VIF Equity Income Fund                           -100.00%      N/A        -100.00%
INVESCO VIF Total Return Fund                            -100.00%      N/A        -100.00%



The inception dates for the Sub-Accounts are: 5/1/95 for Growth, Investment Grade Income, Money Market, Equity Index, Government Bond, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Value Opportunity, Select International Equity, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP High Income, Fidelity VIP Overseas and Fidelity VIP II Asset Manager; 5/3/95 for Select Capital Appreciation; 7/2/96 for DGPF International Equity; 2/12/96 for T. Rowe Price International Stock; 7/2/96 for INVESCO VIF Equity Income and INVESCO VIF Total Return; and 11/9/98 for Select Emerging Markets.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                TEN YEARS
                                                                                    OR
                                                        ONE-YEAR                 LIFE OF
                                                         TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                          RETURN       YEARS     (IF LESS)
Select Aggressive Growth Fund                               9.57%      N/A          18.70%
Select Capital Appreciation Fund                           12.86%      N/A          19.28%
Select Value Opportunity Fund                               3.93%      N/A          17.38%
Select Emerging Markets Fund                              N/A          N/A           1.47%
T. Rowe Price International Stock Portfolio                14.82%      N/A           9.46%
Fidelity VIP Overseas Portfolio                            11.74%      N/A          11.30%
Select International Equity Fund                           15.43%      N/A          14.16%
DGPF International Equity Series                            9.34%      N/A           9.64%
Fidelity VIP Growth Portfolio                              38.24%      N/A          26.66%
Select Growth Fund                                         34.22%      N/A          28.76%
Select Strategic Growth Fund                              N/A          N/A         N/A
Growth Fund                                                18.25%      N/A          22.03%
Fidelity VIP II Index 500 Portfolio                       N/A          N/A         N/A
Equity Index Fund                                          27.18%      N/A          27.44%
Fidelity VIP Equity-Income Portfolio                       10.63%      N/A          19.06%
Select Growth and Income Fund                              15.38%      N/A          21.12%
Fidelity VIP II Asset Manager Portfolio                    14.01%      N/A          16.11%
Fidelity VIP High Income Portfolio                         -5.19%      N/A           9.03%
Investment Grade Income Fund                                7.00%      N/A           7.69%
Government Bond Fund                                        6.70%      N/A           6.22%
Money Market Fund                                           4.56%      N/A           4.40%
INVESCO VIF Equity Income Fund                             14.26%      N/A        -100.00%
INVESCO VIF Total Return Fund                               8.57%      N/A        -100.00%



The inception dates for the Sub-Accounts are: 5/1/95 for Growth, Investment Grade Income, Money Market, Equity Index, Government Bond, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Value Opportunity, Select International Equity, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP High Income, Fidelity VIP Overseas and Fidelity VIP II Asset Manager; 5/3/95 for Select Capital Appreciation; 7/2/96 for DGPF International Equity; 2/12/96 for T. Rowe Price International Stock; 7/2/96 for INVESCO VIF Equity Income and INVESCO VIF Total Return; and 11/9/98 for Select Emerging Markets.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A):
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                          TEN YEARS
                                                                              OR
                                                    ONE-YEAR               LIFE OF
                                                     TOTAL         5         FUND
UNDERLYING FUND                                      RETURN      YEARS    (IF LESS)
Select Aggressive Growth Fund                        -100.00%      9.17%      13.18%
Select Capital Appreciation Fund                     -100.00%        N/A       8.64%
Select Value Opportunity Fund                        -100.00%      7.27%       9.35%
Select Emerging Markets Fund                          N/A            N/A    -100.00%
T. Rowe Price International Stock Portfolio          -100.00%        N/A       2.94%
Fidelity VIP Overseas Portfolio                      -100.00%      3.89%       6.39%
Select International Equity Fund                      -99.40%        N/A       5.24%
DGPF International Equity Series                     -100.00%      4.74%       6.08%
Fidelity VIP Growth Portfolio                         -78.34%     15.88%      15.88%
Select Growth Fund                                    -82.05%     16.29%      14.25%
Select Strategic Growth Fund                          N/A            N/A    -100.00%
Growth Fund                                           -96.80%     13.17%      13.41%
Fidelity VIP II Index 500 Portfolio                   -88.58%     17.86%      16.22%
Equity Index Fund                                     -88.56%     17.52%      16.62%
Fidelity VIP Equity-Income Portfolio                 -100.00%     12.93%      12.03%
Select Growth and Income Fund                         -99.45%     11.99%      10.59%
Fidelity VIP II Asset Manager Portfolio              -100.00%      6.00%       9.16%
Fidelity VIP High Income Portfolio                   -100.00%      3.00%       7.41%
Investment Grade Income Fund                         -100.00%      1.16%       5.46%
Government Bond Fund                                 -100.00%      0.20%       2.45%
Money Market Fund                                    -100.00%     -0.58%       1.81%
INVESCO VIF Equity Income Fund                       -100.00%        N/A      13.80%
INVESCO VIF Total Return Fund                        -100.00%        N/A       7.59%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; 8/10/94 for INVESCO VIF Equity Income; 6/2/94 for INVESCO VIF Total Return; 11/9/98 for Select Emerging Markets, Select Strategic Growth, and 8/27/92 for Fidelity VIP II Index 500.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                           TEN YEARS
                                                                               OR
                                                     ONE-YEAR               LIFE OF
                                                      TOTAL         5         FUND
UNDERLYING FUND                                       RETURN      YEARS    (IF LESS)
Select Aggressive Growth Fund                            9.57%     13.96%      17.05%
Select Capital Appreciation Fund                        12.86%     N/A         19.29%
Select Value Opportunity Fund                            3.93%     12.07%      13.68%
Select Emerging Markets Fund                           N/A         N/A        -22.07%
T. Rowe Price International Stock Portfolio             14.82%     N/A          8.67%
Fidelity VIP Overseas Portfolio                         11.74%      8.71%       9.09%
Select International Equity Fund                        15.43%     N/A         11.25%
DGPF International Equity Series                         9.34%      9.55%      10.14%
Fidelity VIP Growth Portfolio                           38.24%     20.64%      18.34%
Select Growth Fund                                      34.22%     21.05%      18.11%
Select Strategic Growth Fund                           N/A         N/A         -3.23%
Growth Fund                                             18.25%     17.94%      15.93%
Fidelity VIP II Index 500 Portfolio                     27.16%     22.61%      20.07%
Equity Index Fund                                       27.18%     22.28%      19.60%
Fidelity VIP Equity-Income Portfolio                    10.63%     17.70%      14.58%
Select Growth and Income Fund                           15.38%     16.76%      14.49%
Fidelity VIP II Asset Manager Portfolio                 14.01%     10.80%      11.96%
Fidelity VIP High Income Portfolio                      -5.19%      7.82%      10.08%
Investment Grade Income Fund                             7.00%      5.99%       8.19%
Government Bond Fund                                     6.70%      5.04%       6.04%
Money Market Fund                                        4.56%      4.27%       4.67%
INVESCO VIF Equity Income Fund                          14.26%     N/A         20.54%
INVESCO VIF Total Return Fund                            8.57%     N/A         13.84%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; 8/10/94 for INVESCO VIF Equity Income; 6/2/94 for INVESCO VIF Total Return; 11/9/98 for Select Emerging Markets, Select Strategic Growth, and 8/27/92 for Fidelity VIP II Index 500.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                                                                      SELECT
                                            INVESTMENT                                        SELECT                  GROWTH
                                               GRADE       MONEY      EQUITY     GOVERNMENT  AGGRESSIVE   SELECT        AND
                                  GROWTH      INCOME      MARKET       INDEX        BOND      GROWTH      GROWTH      INCOME
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $2,680,734  $15,353,008  $ 239,493  $46,130,996   $ 23,338   $805,199   $10,725,821  $232,628
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........          --          --          --           --         --         --            --        --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --          --          --           --         --         --            --        --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --          --          --           --         --         --            --        --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --          --          --           --         --         --            --        --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --          --          --           --         --         --            --        --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --          72         133           --         --         --            --        --
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
  Total assets................   2,680,734  15,353,080     239,626   46,130,996     23,338    805,199    10,725,821   232,628

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............           8          --          --          329         --         --            61        --
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
  Net assets..................  $2,680,726  $15,353,080  $ 239,626  $46,130,667   $ 23,338   $805,199   $10,725,760  $232,628
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------

Net asset distribution by
 category:
  Variable life policies......  $2,680,726  $15,353,080  $ 239,626  $46,130,667   $ 23,338   $805,199   $10,725,760  $232,628
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------

  Units outstanding, December
    31, 1998..................   1,249,203  11,317,314     197,949   18,332,380     18,091    415,299     4,105,152   111,435
  Net asset value per unit,
    December 31, 1998.........  $ 2.145949  $ 1.356601   $1.210540  $  2.516349   $1.289894  $1.938842  $  2.612756  $2.087564

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                 SELECT        SELECT         SELECT       SELECT      SELECT
                                  VALUE     INTERNATIONAL    CAPITAL      EMERGING   STRATEGIC   FIDELITY VIP  FIDELITY VIP
                               OPPORTUNITY*    EQUITY      APPRECIATION   MARKETS    GROWTH(a)   HIGH INCOME   EQUITY-INCOME
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $      --     $      --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........         --             --           --            --         --        89,094       159,323
Investment in shares of T.
 Rowe Price International
 Series, Inc..................         --             --           --            --         --            --            --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................         --             --           --            --         --            --            --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................         --             --           --            --         --            --            --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................         --             --           --            --         --            --            --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....         --             --           --            --         --            --            --
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
  Total assets................    633,602      9,078,542      248,088            11         --        89,094       159,323

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............         --             --           --            --         --            --            --
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
  Net assets..................  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $  89,094     $ 159,323
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------

Net asset distribution by
 category:
  Variable life policies......  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $  89,094     $ 159,323
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------

  Units outstanding, December
    31, 1998..................    340,442      5,402,498      125,801            11         --        62,767        81,257
  Net asset value per unit,
    December 31, 1998.........  $1.861103     $ 1.680435    $1.972072    $ 1.016052  $1.000000     $1.419419     $1.960736

                                 FIDELITY
                                    VIP
                                  GROWTH
                                -----------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $       --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........   1,151,463
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --
                                -----------
  Total assets................   1,151,463
LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............          --
                                -----------
  Net assets..................  $1,151,463
                                -----------
                                -----------
Net asset distribution by
 category:
  Variable life policies......  $1,151,463
                                -----------
                                -----------
  Units outstanding, December
    31, 1998..................     468,052
  Net asset value per unit,
    December 31, 1998.........  $ 2.460125

* Name changed. See Note 1.
(a) For the period ended 12/31/98, there were no transactions.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                             FIDELITY VIP   T. ROWE PRICE      DGPF        INVESCO
                               FIDELITY VIP       II        INTERNATIONAL  INTERNATIONAL  INDUSTRIAL    INVESCO     MORGAN STANLEY
                                 OVERSEAS    ASSET MANAGER      STOCK         EQUITY        INCOME    TOTAL RETURN   FIXED INCOME
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...   $      --     $      --      $      --      $       --   $      --     $      --     $        --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........      67,581       648,373             --              --          --            --              --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --            --        372,143              --          --            --              --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --            --             --       8,551,074          --            --              --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --            --             --              --       9,229        61,907              --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --            --             --              --          --            --      19,841,859
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --            --             --              --          --            --              --
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
  Total assets................      67,581       648,373        372,143       8,551,074       9,229        61,907      19,841,859

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............          --            --             --              14          --            --               8
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
  Net assets..................   $  67,581     $ 648,373      $ 372,143      $8,551,060   $   9,229     $  61,907     $19,841,851
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
Net asset distribution by
 category:
  Variable life policies......   $  67,581     $ 648,373      $ 372,143      $8,551,060   $   9,229     $  61,907     $19,841,851
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------

  Units outstanding, December
    31, 1998..................      44,140       362,598        279,392       6,643,452       5,737        43,070      18,333,601
  Net asset value per unit,
    December 31, 1998.........   $1.531045     $1.788131      $1.331963      $ 1.287141   $1.608670     $1.437355     $  1.082267

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                             GROWTH                  INVESTMENT GRADE INCOME
                                --------------------------------  ------------------------------
                                    YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                   1998        1997       1996       1998         1997     1996
                                ----------  ----------  --------  -----------  ----------  -----
INVESTMENT INCOME (LOSS):
  Dividends...................  $   24,155  $   19,495  $  2,650  $   882,578  $  611,287  $  14
  Mortality and expense risk
    fees......................     (12,008)     (6,270)   (1,681)     (92,564)    (61,160)    --
                                ----------  ----------  --------  -----------  ----------  -----
    Net investment income
      (loss)..................      12,147      13,225       969      790,014     550,127     14
                                ----------  ----------  --------  -----------  ----------  -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      21,129     282,628    51,596           --          --     --
  Net realized gain (loss)
    from sales of
    investments...............      (4,698)     22,096        35       20,005       7,069     --
                                ----------  ----------  --------  -----------  ----------  -----
  Net realized gain (loss)....      16,431     304,724    51,631       20,005       7,069     --
  Net unrealized gain
    (loss)....................     330,418     (57,127)  (33,389)     166,355     282,868     (6)
                                ----------  ----------  --------  -----------  ----------  -----
    Net realized and
      unrealized gain
      (loss)..................     346,849     247,597    18,242      186,360     289,937     (6)
                                ----------  ----------  --------  -----------  ----------  -----

  Net increase (decrease) in
    net assets from
    operations................     358,996     260,822    19,211      976,374     840,064      8
                                ----------  ----------  --------  -----------  ----------  -----
POLICY TRANSACTIONS:
  Net premiums................     675,094     793,195   638,444    2,981,137   9,313,499     --
  Terminations................     (48,810)     (2,053)       --      (53,707)         --     --
  Insurance and other
    charges...................      (7,692)     (3,267)       (2)    (451,085)   (447,871)    --
  Transfers between
    sub-accounts (including
    fixed account), net.......     (72,668)     75,006        30    2,055,119     138,291     --
  Other transfers from (to)
    the General Account.......         492      (6,615)      587          892         402     --
  Net increase (decrease) in
    investment by Sponsor.....          --          --      (283)        (265)         --     --
                                ----------  ----------  --------  -----------  ----------  -----
  Net increase (decrease) in
    net assets from policy
    transactions..............     546,416     856,266   638,776    4,532,091   9,004,321     --
                                ----------  ----------  --------  -----------  ----------  -----

  Net increase (decrease) in
    net assets................     905,412   1,117,088   657,987    5,508,465   9,844,385      8

NET ASSETS:
  Beginning of year...........   1,775,314     658,226       239    9,844,615         230    222
                                ----------  ----------  --------  -----------  ----------  -----
  End of year.................  $2,680,726  $1,775,314  $658,226  $15,353,080  $9,844,615  $ 230
                                ----------  ----------  --------  -----------  ----------  -----
                                ----------  ----------  --------  -----------  ----------  -----

                                            MONEY MARKET
                                -------------------------------------

                                       YEAR ENDED DECEMBER 31,
                                    1998         1997         1996
                                ------------  -----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends...................  $    222,239  $   168,681  $    2,028
  Mortality and expense risk
    fees......................       (21,736)     (24,667)       (683)
                                ------------  -----------  ----------
    Net investment income
      (loss)..................       200,503      144,014       1,345
                                ------------  -----------  ----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...            --           --          --
  Net realized gain (loss)
    from sales of
    investments...............            --           --          --
                                ------------  -----------  ----------
  Net realized gain (loss)....            --           --          --
  Net unrealized gain
    (loss)....................            --           --          --
                                ------------  -----------  ----------
    Net realized and
      unrealized gain
      (loss)..................            --           --          --
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets from
    operations................       200,503      144,014       1,345
                                ------------  -----------  ----------
POLICY TRANSACTIONS:
  Net premiums................     1,928,083   30,656,799     924,390
  Terminations................       (47,901)         (31)        (13)
  Insurance and other
    charges...................      (830,359)    (704,864)   (110,367)
  Transfers between
    sub-accounts (including
    fixed account), net.......   (29,510,393)  (1,673,588)   (737,370)
  Other transfers from (to)
    the General Account.......          (771)          35         124
  Net increase (decrease) in
    investment by Sponsor.....            --           --        (217)
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets from policy
    transactions..............   (28,461,341)  28,278,351      76,547
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets................   (28,260,838)  28,422,365      77,892
NET ASSETS:
  Beginning of year...........    28,500,464       78,099         207
                                ------------  -----------  ----------
  End of year.................  $    239,626  $28,500,464  $   78,099
                                ------------  -----------  ----------
                                ------------  -----------  ----------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                        EQUITY INDEX                   GOVERNMENT BOND
                                               -------------------------------  ------------------------------
                                                   YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                  1998         1997      1996     1998        1997      1996
                                               -----------  ----------  ------  ---------   --------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   340,554  $   99,982  $   29  $     911   $    837   $    57
  Mortality and expense risk fees............     (122,802)    (49,283)     (7)      (103)       (19)       (8)
                                               -----------  ----------  ------  ---------   --------   -------
    Net investment income (loss).............      217,752      50,699      22        808        818        49
                                               -----------  ----------  ------  ---------   --------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    1,091,932     231,984      94         --         --        --
  Net realized gain (loss) from sales of
    investments..............................      313,038      57,606     128        926          1         5
                                               -----------  ----------  ------  ---------   --------   -------
  Net realized gain (loss)...................    1,404,970     289,590     222        926          1         5
  Net unrealized gain (loss).................    5,974,791   1,759,333    (123)        83        (88)       (2)
                                               -----------  ----------  ------  ---------   --------   -------
    Net realized and unrealized gain
     (loss)..................................    7,379,761   2,048,923      99      1,009        (87)        3
                                               -----------  ----------  ------  ---------   --------   -------

  Net increase (decrease) in net assets from
    operations...............................    7,597,513   2,099,622     121      1,817        731        52
                                               -----------  ----------  ------  ---------   --------   -------
POLICY TRANSACTIONS:
  Net premiums...............................   17,533,507   6,793,979   6,564     13,471      5,649     2,983
  Terminations...............................      (86,149)       (198)     --        (81)      (713)       --
  Insurance and other charges................     (998,917)   (364,580)      2       (216)      (163)      (53)
  Transfers between sub-accounts (including
    fixed account), net......................   13,535,625       8,426      --    (30,874)    31,189        --
  Other transfers from (to) the General
    Account..................................        5,188         (34)     12       (389)        --       (58)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --    (256)        --         --      (223)
                                               -----------  ----------  ------  ---------   --------   -------
  Net increase (decrease) in net assets from
    policy transactions......................   29,989,254   6,437,593   6,322    (18,089)    35,962     2,649
                                               -----------  ----------  ------  ---------   --------   -------

  Net increase (decrease) in net assets......   37,586,767   8,537,215   6,443    (16,272)    36,693     2,701

NET ASSETS:
  Beginning of year..........................    8,543,900       6,685     242     39,610      2,917       216
                                               -----------  ----------  ------  ---------   --------   -------
  End of year................................  $46,130,667  $8,543,900  $6,685  $  23,338   $ 39,610   $ 2,917
                                               -----------  ----------  ------  ---------   --------   -------
                                               -----------  ----------  ------  ---------   --------   -------

                                                  SELECT AGGRESSIVE GROWTH
                                               -------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                 1998        1997       1996
                                               ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $      --   $      --   $    --
  Mortality and expense risk fees............     (3,950)       (706)      (10)
                                               ---------   ---------   -------
    Net investment income (loss).............     (3,950)       (706)      (10)
                                               ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         --      17,916       464
  Net realized gain (loss) from sales of
    investments..............................     (3,058)        748       182
                                               ---------   ---------   -------
  Net realized gain (loss)...................     (3,058)     18,664       646
  Net unrealized gain (loss).................     42,784       3,863      (425)
                                               ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................     39,726      22,527       221
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    operations...............................     35,776      21,821       211
                                               ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    448,702      98,882     8,375
  Terminations...............................    (76,946)     (3,662)       --
  Insurance and other charges................    (18,498)     (3,465)      (70)
  Transfers between sub-accounts (including
    fixed account), net......................    181,020     115,907        --
  Other transfers from (to) the General
    Account..................................     (3,910)      1,120       (17)
  Net increase (decrease) in investment by
    Sponsor..................................         --          --      (296)
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................    530,368     208,782     7,992
                                               ---------   ---------   -------
  Net increase (decrease) in net assets......    566,144     230,603     8,203
NET ASSETS:
  Beginning of year..........................    239,055       8,452       249
                                               ---------   ---------   -------
  End of year................................  $ 805,199   $ 239,055   $ 8,452
                                               ---------   ---------   -------
                                               ---------   ---------   -------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                           SELECT GROWTH
                                                        SELECT GROWTH                       AND INCOME
                                               --------------------------------   -------------------------------
                                                   YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                  1998         1997      1996       1998        1997       1996
                                               -----------  ----------  -------   ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $     7,079  $   20,160  $     5   $   2,753   $   1,134   $    10
  Mortality and expense risk fees............      (58,229)    (39,740)      (2)     (1,576)       (365)       (2)
                                               -----------  ----------  -------   ---------   ---------   -------
    Net investment income (loss).............      (51,150)    (19,580)       3       1,177         769         8
                                               -----------  ----------  -------   ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       93,491     363,902      233         922      13,936       143
  Net realized gain (loss) from sales of
    investments..............................      576,009      51,101       92       1,778         296        63
                                               -----------  ----------  -------   ---------   ---------   -------
  Net realized gain (loss)...................      669,500     415,003      325       2,700      14,232       206
  Net unrealized gain (loss).................    2,339,939   1,431,596     (229)     25,056      (5,403)     (126)
                                               -----------  ----------  -------   ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................    3,009,439   1,846,599       96      27,756       8,829        80
                                               -----------  ----------  -------   ---------   ---------   -------

  Net increase (decrease) in net assets from
    operations...............................    2,958,289   1,827,019       99      28,933       9,598        88
                                               -----------  ----------  -------   ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    2,111,416   5,368,817    1,756     155,220      65,720     2,352
  Terminations...............................      (97,238)        (18)      --     (44,778)     (4,379)       --
  Insurance and other charges................     (281,352)   (292,989)      (4)     (7,462)     (3,633)       (4)
  Transfers between sub-accounts (including
    fixed account), net......................     (952,256)     76,402       --     (70,127)    101,691        --
  Other transfers from (to) the General
    Account..................................        4,794       1,070        4      (1,320)        800       (26)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --     (285)         --          --      (286)
                                               -----------  ----------  -------   ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................      785,364   5,153,282    1,471      31,533     160,199     2,036
                                               -----------  ----------  -------   ---------   ---------   -------

  Net increase (decrease) in net assets......    3,743,653   6,980,301    1,570      60,466     169,797     2,124

NET ASSETS:
  Beginning of year..........................    6,982,107       1,806      236     172,162       2,365       241
                                               -----------  ----------  -------   ---------   ---------   -------
  End of year................................  $10,725,760  $6,982,107  $ 1,806   $ 232,628   $ 172,162   $ 2,365
                                               -----------  ----------  -------   ---------   ---------   -------
                                               -----------  ----------  -------   ---------   ---------   -------

                                                        SELECT VALUE
                                                        OPPORTUNITY*
                                               -------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                 1998        1997       1996
                                               ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   5,317   $   1,289   $    40
  Mortality and expense risk fees............     (2,543)       (633)      (19)
                                               ---------   ---------   -------
    Net investment income (loss).............      2,774         656        21
                                               ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      1,651      30,900       252
  Net realized gain (loss) from sales of
    investments..............................     (3,746)        700       142
                                               ---------   ---------   -------
  Net realized gain (loss)...................     (2,095)     31,600       394
  Net unrealized gain (loss).................     16,497      (5,610)      195
                                               ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................     14,402      25,990       589
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    operations...............................     17,176      26,646       610
                                               ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    245,642     151,059     5,482
  Terminations...............................    (32,190)     (3,904)       --
  Insurance and other charges................    (12,119)     (4,266)        7
  Transfers between sub-accounts (including
    fixed account), net......................    182,286      59,070        --
  Other transfers from (to) the General
    Account..................................     (2,227)        432       (48)
  Net increase (decrease) in investment by
    Sponsor..................................         --          --      (275)
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................    381,392     202,391     5,166
                                               ---------   ---------   -------
  Net increase (decrease) in net assets......    398,568     229,037     5,776
NET ASSETS:
  Beginning of year..........................    235,034       5,997       221
                                               ---------   ---------   -------
  End of year................................  $ 633,602   $ 235,034   $ 5,997
                                               ---------   ---------   -------
                                               ---------   ---------   -------

*Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                             SELECT                         SELECT CAPITAL                    SELECT
                                      INTERNATIONAL EQUITY                   APPRECIATION                EMERGING MARKETS
                                ---------------------------------   -------------------------------   ----------------------
                                     YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,            PERIOD FROM
                                   1998        1997       1996        1998        1997       1996     11/9/98** TO 12/31/98
                                ----------  ----------  ---------   ---------   --------   --------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................  $  117,829  $  131,715  $   1,124   $      --   $     --   $     --            $   --
  Mortality and expense risk
    fees......................     (53,990)    (35,909)      (119)       (914)      (204)       (58)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
    Net investment income
     (loss)...................      63,839      95,806      1,005        (914)      (204)       (58)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...          --     182,156        136      37,550         --         28                --
  Net realized gain (loss)
    from sales of
    investments...............      77,352      11,256         70        (803)       544         53                --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  Net realized gain (loss)....      77,352     193,412        206      36,747        544         81                --
  Net unrealized gain
    (loss)....................   1,085,145     (15,069)     3,759     (13,375)     6,529       (147)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
    Net realized and
     unrealized gain (loss)...   1,162,497     178,343      3,965      23,372      7,073        (66)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----

  Net increase (decrease) in
    net assets from
    operations................   1,226,336     274,149      4,970      22,458      6,869       (124)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
POLICY TRANSACTIONS:
  Net premiums................   1,910,773   5,449,561     57,697     105,063     53,911     15,400                11
  Terminations................     (85,614)         (8)        --      (8,341)    (3,829)        --                --
  Insurance and other
    charges...................    (257,943)   (259,243)       (59)     (5,861)    (1,570)      (213)               --
  Transfers between
    sub-accounts (including
    fixed account), net.......     655,125     108,744         --      69,728     (4,978)        --                --
  Other transfers from (to)
    the General Account.......      (6,961)        947        108        (344)       (16)       (45)               --
  Net increase (decrease) in
    investment by Sponsor.....          --          --       (266)         --         --       (299)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  Net increase (decrease) in
    net assets from policy
    transactions..............   2,215,380   5,300,001     57,480     160,245     43,518     14,843                11
                                ----------  ----------  ---------   ---------   --------   --------             -----

  Net increase (decrease) in
    net assets................   3,441,716   5,574,150     62,450     182,703     50,387     14,719                11

NET ASSETS:
  Beginning of year...........   5,636,826      62,676        226      65,385     14,998        279                --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  End of year.................  $9,078,542  $5,636,826  $  62,676   $ 248,088   $ 65,385   $ 14,998            $   11
                                ----------  ----------  ---------   ---------   --------   --------             -----
                                ----------  ----------  ---------   ---------   --------   --------             -----

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                        FIDELITY VIP                     FIDELITY VIP
                                         HIGH INCOME                    EQUITY-INCOME
                                -----------------------------   ------------------------------
                                   YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                  1998       1997      1996       1998        1997      1996
                                --------   --------   -------   ---------   --------   -------
INVESTMENT INCOME (LOSS):
  Dividends...................  $  3,501   $    351   $    19   $     898   $     91   $     1
  Mortality and expense risk
    fees......................      (354)      (119)       (5)       (569)      (177)       (7)
                                --------   --------   -------   ---------   --------   -------
    Net investment income
     (loss)...................     3,147        232        14         329        (86)       (6)
                                --------   --------   -------   ---------   --------   -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...     2,225         43         4       3,197        457        16
  Net realized gain (loss)
    from sales of
    investments...............      (683)        94        42         802        242        68
                                --------   --------   -------   ---------   --------   -------
  Net realized gain (loss)....     1,542        137        46       3,999        699        84
  Net unrealized gain
    (loss)....................    (8,346)     2,892        66       5,752      5,483        87
                                --------   --------   -------   ---------   --------   -------
    Net realized and
     unrealized gain (loss)...    (6,804)     3,029       112       9,751      6,182       171
                                --------   --------   -------   ---------   --------   -------

  Net increase (decrease) in
    net assets from
    operations................    (3,657)     3,261       126      10,080      6,096       165
                                --------   --------   -------   ---------   --------   -------
POLICY TRANSACTIONS:
  Net premiums................    36,812     37,542     3,933     116,536     49,237     4,266
  Terminations................    (4,930)    (1,972)       --     (23,881)      (817)       --
  Insurance and Other
    Charges...................    (3,521)    (1,317)      (16)     (6,484)    (1,985)        1
  Transfers between
    sub-accounts (including
    fixed account), net.......    21,213      1,849        36       4,066      1,915       131
  Other transfers from (to)
    the General Account.......      (252)        15         1          25         89       (86)
  Net increase (decrease) in
    investment by Sponsor.....        --         --      (250)         --         --      (271)
                                --------   --------   -------   ---------   --------   -------
  Net increase (decrease) in
    net assets from policy
    transactions..............    49,322     36,117     3,704      90,262     48,439     4,041
                                --------   --------   -------   ---------   --------   -------

  Net increase (decrease) in
    net assets................    45,665     39,378     3,830     100,342     54,535     4,206

NET ASSETS:
  Beginning of year...........    43,429      4,051       221      58,981      4,446       240
                                --------   --------   -------   ---------   --------   -------
  End of year.................  $ 89,094   $ 43,429   $ 4,051   $ 159,323   $ 58,981   $ 4,446
                                --------   --------   -------   ---------   --------   -------
                                --------   --------   -------   ---------   --------   -------

                                          FIDELITY VIP
                                             GROWTH
                                ---------------------------------

                                     YEAR ENDED DECEMBER 31,
                                   1998       1997        1996
                                ----------  ---------   ---------
INVESTMENT INCOME (LOSS):
  Dividends...................  $    1,819  $   2,224   $       1
  Mortality and expense risk
    fees......................      (2,312)    (1,311)       (832)
                                ----------  ---------   ---------
    Net investment income
     (loss)...................        (493)       913        (831)
                                ----------  ---------   ---------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      47,583      9,956          21
  Net realized gain (loss)
    from sales of
    investments...............      37,911     16,498         151
                                ----------  ---------   ---------
  Net realized gain (loss)....      85,494     26,454         172
  Net unrealized gain
    (loss)....................     115,549     43,944       2,233
                                ----------  ---------   ---------
    Net realized and
     unrealized gain (loss)...     201,043     70,398       2,405
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets from
    operations................     200,550     71,311       1,574
                                ----------  ---------   ---------
POLICY TRANSACTIONS:
  Net premiums................     267,715    137,061     326,955
  Terminations................     (25,480)   (17,376)         (2)
  Insurance and Other
    Charges...................      (8,916)    (4,065)       (261)
  Transfers between
    sub-accounts (including
    fixed account), net.......     375,715   (169,900)         65
  Other transfers from (to)
    the General Account.......      (3,680)       199          34
  Net increase (decrease) in
    investment by Sponsor.....          --         --        (285)
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets from policy
    transactions..............     605,354    (54,081)    326,506
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets................     805,904     17,230     328,080
NET ASSETS:
  Beginning of year...........     345,559    328,329         249
                                ----------  ---------   ---------
  End of year.................  $1,151,463  $ 345,559   $ 328,329
                                ----------  ---------   ---------
                                ----------  ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                         FIDELITY VIP                   FIDELITY VIP II                T. ROWE PRICE
                                           OVERSEAS                      ASSET MANAGER              INTERNATIONAL STOCK
                                -------------------------------   ----------------------------  ----------------------------
                                    YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                  1998        1997       1996       1998      1997      1996      1998     1997       1996
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
INVESTMENT INCOME (LOSS):
  Dividends...................  $   1,056   $    344   $      3   $ 11,971  $  6,739  $     10  $  4,272  $   898   $    468
  Mortality and expense risk
    fees......................       (338)      (205)       (76)    (2,662)     (994)     (501)   (1,337)    (560)      (352)
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
    Net investment income
     (loss)...................        718        139        (73)     9,309     5,745      (491)    2,935      338        116
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      3,112      1,365          3     35,913    16,905         8     1,508    1,272        281
  Net realized gain (loss)
    from sales of
    investments...............        165        201        138      5,268       499       130       318      183        921
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  Net realized gain (loss)....      3,277      1,566        141     41,181    17,404       138     1,826    1,455      1,202
  Net unrealized gain
    (loss)....................      1,086        285      1,222     15,917    28,899     7,451    23,676     (326)     3,447
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
    Net realized and
     unrealized gain (loss)...      4,363      1,851      1,363     57,098    46,303     7,589    25,502    1,129      4,649
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

  Net increase (decrease) in
    net assets from
    operations................      5,081      1,990      1,290     66,407    52,048     7,098    28,437    1,467      4,765
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
POLICY TRANSACTIONS:
  Net premiums................     38,586     31,760     17,544    216,035   142,926   184,389   104,206   36,785     55,319
  Terminations................     (1,996)      (184)        (1)      (219)     (172)       (1)   (2,000)      --         --
  Insurance and other
    charges...................     (3,619)    (1,796)      (460)      (759)     (455)      (13)   (5,246)  (1,021)       115
  Transfers between
    sub-accounts (including
    fixed account), net.......    (20,410)       685         36     (2,565)  (14,401)       47   148,557      533         --
  Other transfers from (to)
    the General Account.......       (832)         2        (72)    (1,965)     (194)      199       360       (1)      (133)
  Net increase (decrease) in
    investment by Sponsor.....         --         --       (238)        --        --      (257)       --       --         --
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  Net increase (decrease) in
    net assets from policy
    transactions..............     11,729     30,467     16,809    210,527   127,704   184,364   245,877   36,296     55,301
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

  Net increase (decrease) in
    net assets................     16,810     32,457     18,099    276,934   179,752   191,462   274,314   37,763     60,066

NET ASSETS:
  Beginning of year...........     50,771     18,314        215    371,439   191,687       225    97,829   60,066         --
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  End of year.................  $  67,581   $ 50,771   $ 18,314   $648,373  $371,439  $191,687  $372,143  $97,829   $ 60,066
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                            DGPF                                  INVESCO
                                                    INTERNATIONAL EQUITY                     INDUSTRIAL INCOME
                                               ------------------------------   -------------------------------------------
                                                  YEAR ENDED DECEMBER 31,           YEAR ENDED            PERIOD FROM
                                                  1998       1997      1996     12/31/98   12/31/97   7/2/96** TO 12/31/96
                                               ----------  --------   -------   --------   -------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   11,680  $    118   $    --   $   150    $  112            $   56
  Mortality and expense risk fees............     (16,877)     (251)       (2)      (38)      (23)               (2)
                                               ----------  --------   -------   --------   -------           ------
    Net investment income (loss).............      (5,197)     (133)       (2)      112        89                54
                                               ----------  --------   -------   --------   -------           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --        --        --       311       398               154
  Net realized gain (loss) from sales of
    investments..............................       7,893       164        18       401        25                25
                                               ----------  --------   -------   --------   -------           ------
  Net realized gain (loss)...................       7,893       164        18       712       423               179
  Net unrealized gain (loss).................     442,761      (695)       68       312       752              (141)
                                               ----------  --------   -------   --------   -------           ------
    Net realized and unrealized gain
     (loss)..................................     450,654      (531)       86     1,024     1,175                38
                                               ----------  --------   -------   --------   -------           ------

  Net increase (decrease) in net assets from
    operations...............................     445,457      (664)       84     1,136     1,264                92
                                               ----------  --------   -------   --------   -------           ------
POLICY TRANSACTIONS:
  Net premiums...............................   3,720,116    82,362     2,639     6,284     2,869             3,229
  Terminations...............................        (370)   (1,381)       --      (916)       --                --
  Insurance and other charges................    (204,104)   (1,510)       --    (4,494)     (242)               (9)
  Transfers between sub-accounts (including
    fixed account), net......................   4,507,084     1,085        --        --        --                --
  Other transfers from (to) the General
    Account..................................         244        11         7         8         3                 5
  Net increase (decrease) in investment by
    Sponsor..................................          --        --        --        --        --                --
                                               ----------  --------   -------   --------   -------           ------
  Net increase (decrease) in net assets from
    policy transactions......................   8,022,970    80,567     2,646       882     2,630             3,225
                                               ----------  --------   -------   --------   -------           ------

  Net increase (decrease) in net assets......   8,468,427    79,903     2,730     2,018     3,894             3,317

NET ASSETS:
  Beginning of year..........................      82,633     2,730        --     7,211     3,317                --
                                               ----------  --------   -------   --------   -------           ------
  End of year................................  $8,551,060  $ 82,633   $ 2,730   $ 9,229    $7,211            $3,317
                                               ----------  --------   -------   --------   -------           ------
                                               ----------  --------   -------   --------   -------           ------

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                                  MORGAN STANLEY
                                                           INVESCO TOTAL RETURN                    FIXED INCOME
                                               --------------------------------------------   ----------------------
                                                   YEAR ENDED             PERIOD FROM              PERIOD FROM
                                               12/31/98   12/31/97    7/2/96** TO 12/31/96    2/17/98** TO 12/31/98
                                               --------   --------   ----------------------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $ 1,276    $ 1,045           $   458                $   648,460
  Mortality and expense risk fees............     (257)      (137)              (22)                   (35,898)
                                               --------   --------          -------               ------------
    Net investment income (loss).............    1,019        908               436                    612,562
                                               --------   --------          -------               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    1,325        245                 1                    256,451
  Net realized gain (loss) from sales of
    investments..............................      553         31               247                      8,635
                                               --------   --------          -------               ------------
  Net realized gain (loss)...................    1,878        276               248                    265,086
  Net unrealized gain (loss).................    2,122      5,287               (38)                  (179,067)
                                               --------   --------          -------               ------------
    Net realized and unrealized gain
     (loss)..................................    4,000      5,563               210                     86,019
                                               --------   --------          -------               ------------

  Net increase (decrease) in net assets from
    operations...............................    5,019      6,471               646                    698,581
                                               --------   --------          -------               ------------
POLICY TRANSACTIONS:
  Net premiums...............................    7,489     26,884            17,026                  9,708,358
  Terminations...............................       (8)        --                --                         --
  Insurance and other charges................     (860)      (764)             (117)                  (446,219)
  Transfers between sub-accounts (including
    fixed account), net......................       --         --                --                  9,881,316
  Other transfers from (to) the General
    Account..................................       42         32                47                       (185)
  Net increase (decrease) in investment by
    Sponsor..................................       --         --                --                         --
                                               --------   --------          -------               ------------
  Net increase (decrease) in net assets from
    policy transactions......................    6,663     26,152            16,956                 19,143,270
                                               --------   --------          -------               ------------

  Net increase (decrease) in net assets......   11,682     32,623            17,602                 19,841,851

NET ASSETS:
  Beginning of year..........................   50,225     17,602                --                         --
                                               --------   --------          -------               ------------
  End of year................................  $61,907    $50,225           $17,602                $19,841,851
                                               --------   --------          -------               ------------
                                               --------   --------          -------               ------------

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers forty-two Sub-Accounts. In addition to the Sub-Accounts disclosed on the Statements of Assets and Liabilities, Group VEL established nineteen additional Sub-Accounts effective December 15, 1998. The initial public offering of these Sub-Accounts did not occur in 1998, therefore, these Sub-Accounts are not included in the financial statements. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS)(successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of First Allmerica; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T.Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund, Inc.
(DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd.; or of the INVESCO Variable Investment Funds, Inc. (INVESCO) managed by INVESCO Funds Group, Inc.; or of the Morgan Stanley Universal Funds, Inc. (Morgan Stanley) managed by Miller Anderson & Sherrerd, LLP; or of the Mutual Fund Variable Annuity Trust (MFVAT) managed by Chase Manhattan Bank, N.A. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO, Morgan Stanley and MFVAT (the Funds) are open-end, management investment companies registered under the 1940 Act. INVESCO is available only to employees of INVESCO and its affiliates. Morgan Stanley is available only to employees of Duke Energy Corporation and its affiliates.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                 PORTFOLIO INFORMATION
                                          ------------------------------------
                                                                     NET ASSET
                                           NUMBER OF     AGGREGATE     VALUE
INVESTMENT PORTFOLIO                        SHARES         COST      PER SHARE
----------------------------------------  -----------   -----------  ---------
Growth..................................     948,932    $ 2,440,814  $ 2.825
Investment Grade Income.................  13,562,728     14,903,780    1.132
Money Market............................     239,493        239,493    1.000
Equity Index............................  13,536,090     38,396,970    3.408
Government Bond.........................      21,852         23,339    1.068
Select Aggressive Growth................     327,317        758,928    2.460
Select Growth...........................   4,417,554      6,954,480    2.428
Select Growth and Income................     130,763        213,071    1.779
Select Value Opportunity*...............     376,025        622,506    1.685
Select International Equity.............   5,887,511      8,004,685    1.542
Select Capital Appreciation.............     151,273        255,007    1.640
Select Emerging Markets.................          14             11    0.784
Select Strategic Growth.................          --             --    0.973
Fidelity VIP High Income................       7,727         94,460   11.530
Fidelity VIP Equity-Income..............       6,268        147,964   25.420
Fidelity VIP Growth.....................      25,662        989,688   44.870
Fidelity VIP Overseas...................       3,371         64,973   20.050
Fidelity VIP II Asset Manager...........      35,703        596,082   18.160
T. Rowe Price International Stock.......      25,630        345,346   14.520
DGPF International Equity...............     518,876      8,108,940   16.480
INVESCO Industrial Income...............         496          8,306   18.610
INVESCO Total Return Fund...............       3,734         54,535   16.580
Morgan Stanley Fixed Income.............   1,854,379     20,020,925   10.700

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of up to 0.90% per annum based on the average daily net asset value of each certificate (certificate value) in each Sub-Account for mortality and expense risks. This charge may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 10

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

policy years, the Company may charge up to 0.25% per annum of the certificate value in each Sub-Account for administrative expenses. These expenses are included in insurance and other charges on the statements of operations and changes in net assets.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments and to independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998, 1997 and 1996, there were no surrender charges applicable to Group VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Group VEL during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES      SALES
-------------------------------------------------------  -----------  -----------
Growth.................................................  $ 2,052,447  $ 1,472,739
Investment Grade Income................................    5,969,134      647,046
Money Market...........................................    2,114,103   30,375,103
Equity Index...........................................   33,572,328    2,273,111
Government Bond........................................      255,140      272,421
Select Aggressive Growth...............................      885,682      359,264
Select Growth..........................................    2,934,986    2,107,270
Select Growth and Income...............................      178,977      145,345
Select Value Opportunity*..............................      474,714       88,897
Select International Equity............................    3,195,622      916,403
Select Capital Appreciation............................      277,803       80,922
Select Emerging Markets................................           11           --
Select Strategic Growth................................           --           --
Fidelity VIP High Income...............................       70,465       15,771
Fidelity VIP Equity-Income.............................      142,165       48,377
Fidelity VIP Growth....................................    1,365,432      712,988
Fidelity VIP Overseas..................................       44,455       28,896
Fidelity VIP II Asset Manager..........................    1,146,029      890,280
T. Rowe Price International Stock......................      258,653        8,333
DGPF International Equity..............................    8,257,164      239,377
INVESCO Industrial Income..............................        5,344        4,039
INVESCO Total Return Fund..............................       13,238        4,231
Morgan Stanley Fixed Income............................   20,494,409      482,118
                                                         -----------  -----------
  Totals...............................................  $83,708,301  $41,172,931
                                                         -----------  -----------
                                                         -----------  -----------

* Name changed. See Note 1.

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     WORCESTER, MASSACHUSETTS
                      GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                 GROUP VARI-EXCEPTIONAL LIFE PLUS



                        This Prospectus provides important information about
                        Group Vari-Exceptional Life Plus, a group flexible
                        premium variable life insurance policy offered by
                        Allmerica Financial Life Insurance and Annuity
                        Company. Certificates under the Policy are available
                        to eligible applicants who are members of a
                        non-qualified benefit plan having a minimum of five
                        or more members, depending on the group, and who are
   PLEASE READ THIS     Age 80 years old and under.
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.

                        The certificates are funded through the Group VEL Account, a separate investment account of the Company that is referred to as the Separate Account, and a fixed interest account of the Company referred to as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Mutual Fund Variable Annuity Trust, Delaware Group Premium Fund, Inc. and T. Rowe Price International Series, Inc.
    VARIABLE LIFE
   POLICIES INVOLVE
        RISKS
  INCLUDING POSSIBLE
  LOSS OF PRINCIPAL.




 THIS PROSPECTUS MUST   ALLMERICA INVESTMENT TRUST                           MUTUAL FUND VARIABLE ANNUITY TRUST
  BE ACCOMPANIED BY     -------------------------                            ----------------------------------
   PROSPECTUSES OF      Select Aggressive Growth Fund                        MFVAT International Equity Portfolio
 ALLMERICA INVESTMENT   Select Capital Appreciation Fund                     MFVAT Capital Growth Portfolio
  TRUST, MUTUAL FUND    Select Value Opportunity Fund                        MFVAT Growth and Income Portfolio
   VARIABLE ANNUITY     Select Growth Fund                                   MFVAT Asset Allocation Portfolio
   TRUST, DELAWARE      Equity Index Fund                                    MFVAT U.S. Government Income Portfolio
 GROUP PREMIUM FUND,    Investment Grade Income Fund                         T. ROWE PRICE INTERNATIONAL SERIES, INC.
  INC., AND T. ROWE     Money Market Fund                                    ------------------------------------
 PRICE INTERNATIONAL    DELAWARE GROUP PREMIUM FUND, INC.                    T. Rowe Price International Stock Portfolio
     SERIES, INC.       ----------------------------------
                        DGPF International Equity Series



  THE CERTIFICATES ARE    This Prospectus can also be obtained from the
        NOT:              Securities and Exchange Commission's website
 - A BANK DEPOSIT OR      (http://www.sec.gov).
   OBLIGATION;            IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
 - FEDERALLY INSURED;     INSURANCE WITH THE POLICY.
 - ENDORSED BY ANY        THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
   BANK OR                APPROVED OR DISAPPROVED THESE SECURITIES OR
                          DETERMINED THAT THE INFORMATION IS TRUTHFUL OR
                          COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                          CRIMINAL OFFENSE.

   GOVERNMENTAL         CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
   AGENCY.              ALLMERICA LIFE                                       440 LINCOLN STREET
                        P.O. BOX 8014                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MASSACHUSETTS 02266-8014                     (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          7
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS............         16
INVESTMENT OBJECTIVES AND POLICIES....................................................         18
INVESTMENT ADVISORY SERVICES..........................................................         20
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         21
VOTING RIGHTS.........................................................................         22
THE CERTIFICATE.......................................................................         23
  Enrollment Form for a Certificate...................................................         23
  Free-Look Period....................................................................         24
  Conversion Privileges...............................................................         24
  Premium Payments....................................................................         24
  Allocation of Net Premiums..........................................................         25
  Transfer Privilege..................................................................         26
  Election of Death Benefit Options...................................................         26
  Guideline Premium Test and Cash Value Accumulation Test.............................         27
  Death Proceeds......................................................................         27
  Change in Death Benefit Option......................................................         30
  Change in Face Amount...............................................................         30
  Certificate Value and Surrender Value...............................................         32
  Payment Options.....................................................................         33
  Optional Insurance Benefits.........................................................         33
  Surrender...........................................................................         33
  Paid-Up Insurance Option............................................................         33
  Partial Withdrawal..................................................................         34
CHARGES AND DEDUCTIONS................................................................         35
  Premium Expense Charge..............................................................         35
  Monthly Deduction from Certificate Value............................................         35
  Charges Reflected in the Assets of the Separate Account.............................         38
  Surrender Charge....................................................................         38
  Charges on Partial Withdrawal.......................................................         40
  Transfer Charges....................................................................         41
  Charge for Change in Face Amount....................................................         41
  Other Administrative Charges........................................................         41
CERTIFICATE LOANS.....................................................................         41
CERTIFICATE TERMINATION AND REINSTATEMENT.............................................         43
OTHER CERTIFICATE PROVISIONS..........................................................         44
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         46
DISTRIBUTION..........................................................................         47
SERVICES..............................................................................         47
REPORTS...............................................................................         48
LEGAL PROCEEDINGS.....................................................................         48
FURTHER INFORMATION...................................................................         48
INDEPENDENT ACCOUNTANTS...............................................................         48
FEDERAL TAX CONSIDERATIONS............................................................         48
  The Company and the Separate Account................................................         49
  Taxation of the Certificates........................................................         49
  Certificate Loans...................................................................         50
  Modified Endowment Contracts........................................................         50

MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         51
YEAR 2000 DISCLOSURE..................................................................         52
FINANCIAL STATEMENTS..................................................................         53
APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS.........................................................        B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES AND ACCUMULATED
 PREMIUMS.............................................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1
FINANCIAL STATEMENTS..................................................................        F-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.


CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the certificate.


CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.


COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the "Company" also refer to Allmerica Financial Life Insurance and Annuity Company in this prospectus.


DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard

Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust ("Trust"), a corresponding Portfolio of the Mutual Fund Variable Annuity Trust ("MFVAT"), the International Equity Series of the Delaware Group Premium Fund, Inc. ("DGPF") or the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.

UNDERLYING FUNDS ("FUNDS"): The Funds of Allmerica Investment Trust, the Portfolios of Mutual Fund Variable Annuity Trust, the Series of Delaware Group Premium Fund, Inc. and the Portfolio of T. Rowe Price International Series, Inc., which are available under the Certificates.

UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                                    SUMMARY


The following is a summary of the Certificates and the Policy. It highlights key points from the Prospectus which follows. If you are considering the purchase of this product, you should read the Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product.



Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's Surrender Value, or the Certificate may be fully surrendered at any time, subject to certain limitations.



There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.



If the Certificate is in effect at the death of the Insured, the Company will pay a Death Benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any Debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. If the Guideline Premium Test is in effect (See "Election of Death Benefit Options"), you may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate Value in addition to a fixed insurance amount) and may change between Death Benefit Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Death Benefit Option 3 (the Death Benefit is fixed in amount) will apply. A Minimum Death Benefit, equivalent to a percentage of the Certificate Value, will apply if greater than the Death Benefit otherwise payable under Option 1, Option 2 or Option 3.



In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."


THE CERTIFICATE

The Certificate issued under a group flexible premium variable life policy offered by this Prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

    - life insurance coverage on the named Insured;

    - Certificate Value;

    - surrender rights and partial withdrawal rights;

    - loan privileges; and

    - in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide Death Benefits, Certificate Values, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

SURRENDER CHARGES

At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The surrender charge may be imposed, depending on the group to which the Policy is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGES FOR THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR AN INCREASE IN FACE AMOUNT

A separate surrender charge may apply to and be calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

This maximum surrender charge with respect to an increase remains level for up to 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

In the event of a decrease in the Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D-- CALCULATION OF MAXIMUM SURRENDER CHARGE.


PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes, and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. See CHARGES AND DEDUCTIONS -- "Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.


You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.


The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is up to the smaller of 2% of the amount withdrawn, or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See

CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $40, may be deducted from the Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See THE CERTIFICATE -- "Change in Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Change in Face Amount."

TRANSFER CHARGE

The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE CERTIFICATE -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Funds. See CHARGES AND DEDUCTIONS -- "Charges Reflected in the Assets of the Separate Account." The levels of fees and expenses vary among the Underlying Investment Funds.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Accounts to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the

Face Amount plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE CERTIFICATE -- "Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See THE CERTIFICATE -- "Change in Face Amount."

The minimum increase in the Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider and Exchange Option Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Certificate Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

CERTIFICATE ISSUANCE

At the time of enrollment, the proposed Insured will complete an enrollment form which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examination, if any, are completed. If the proposed Insured cannot answer the eligibility questions "No," and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right-to-Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be allocated to the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen no later than the expiration of the period during which you may exercise the "Right-to-Examine Certificate" provision.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate, together with its attached enrollment form, constitutes the entire agreement between you and the Company. Net Premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE CERTIFICATE -- "Allocation of Net Premiums."

Premiums allocated to the General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

INVESTMENT OPTIONS


The Certificates permit Net Premiums to be allocated either to the General Account or to the Separate Account. The Separate Account is currently comprised of 46 Sub-Accounts, of which 14 are available under the Certificates. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust"), managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), of the Mutual Fund Variable Annuity Trust ("MFVAT"), managed by The Chase Manhattan Bank, N.A. ("Chase"), of the Delaware Group Premium Fund, Inc. ("DGPF"), managed by Delaware International Advisers Ltd. ("Delaware International"), or the T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc ("Price-Fleming"). In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE CERTIFICATE -- "Transfer Privilege."


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS.

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.



                                                              MANAGEMENT FEE      OTHER EXPENSES     TOTAL FUND EXPENSES
                                                             (AFTER VOLUNTARY   (AFTER APPLICABLE      (AFTER WAIVERS/
UNDERLYING FUND                                                  WAIVERS)        REIMBURSEMENTS)       REIMBURSEMENTS)
----------------------------------------------------------  ------------------  ------------------  ----------------------
Select Aggressive Growth Fund.............................         0.88%                0.07%              0.95%(1)(2)
Select Capital Appreciation Fund..........................         0.94%                0.10%              1.04%(1)(2)
Select Value Opportunity Fund.............................         0.90%(1)*            0.08%              0.98%(1)(2)*
DGPF International Equity Series..........................         0.82%(3)             0.13%              0.95%(3)
MFVAT International Equity Portfolio......................         0.00%(#)             1.10%              1.10%(#)
T. Rowe Price International Stock Portfolio...............         1.05%                0.00%              1.05%
Select Growth Fund........................................         0.81%**              0.05%              0.86%(1)(2)**
MFVAT Capital Growth Portfolio............................         0.00%(#)             0.90%              0.90%(#)
Equity Index Fund.........................................         0.29%                0.07%              0.36%(1)
MFVAT Growth and Income Portfolio.........................         0.00%(#)             0.90%              0.90%(#)
MFVAT Asset Allocation Portfolio..........................         0.00%(#)             0.85%              0.85%(#)
Investment Grade Income Fund..............................         0.43%                0.09%              0.52%(1)
MFVAT U.S. Government Income Portfolio....................         0.00%(#)             0.80%              0.80%(#)
Money Market Fund.........................................         0.26%                0.06%              0.32%(1)



* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Value Opportunity Fund. Without this adjustment, the Management Fee and Total Fund Expenses would have been 0.91% and 0.99%, respectively, for Select Value Opportunity Fund.



** Effective June 1, 1998, the management fee rate for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.



(#) Reflects current waiver arrangements to maintain Total Fund Expenses at the levels indicated above. Absent such waivers, the Advisory Fees for the MFVAT International Equity, MFVAT Capital Growth, MFVAT Growth and Income, MFVAT Asset Allocation and MFVAT U.S. Government Income Portfolios would be 0.80%, 0.60%, 0.60%, 0.55% and 0.50%, respectively, and Total Fund Expenses for the MFVAT International Equity, MFVAT Capital Growth, MFVAT Growth and Income, MFVAT Asset Allocation and MFVAT U.S. Government Income Portfolios would be 3.05%, 1.70%, 1.70%, 1.91% and 1.99%.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Select Growth Fund, 1.00% for the Investment Grade Income Fund and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.



Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 0.92% for the Select Aggressive Growth Fund, 1.02% for the Select Capital Appreciation Fund, 0.84% for the Select Growth Fund and 0.94% for the Select Value Opportunity Fund.



(3) Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or
(c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.


When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in The Face Amount, a right to cancel the increase also applies. See THE CERTIFICATE -- "Free-Look Period."


CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same face amount, issue Age, Date of Issue, and risk classifications as the original Certificate. See THE CERTIFICATE -- "Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE CERTIFICATE -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate year is 75% of an amount equal to the Certificate Value less surrender charge, Monthly Deductions, and interest on the Certificate loan to the end of the Certificate year. Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.

Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Accounts to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See CERTIFICATE LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

Failure to make premium payments will not cause a Certificate to lapse unless:
(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds the Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), the Certificate may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See CERTIFICATE TERMINATION AND REINSTATEMENT.

TAX TREATMENT

The Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on the Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Certificates."

The Certificate offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

The Certificate summarizes the provisions of the group Policy under which it is issued, which has the purpose of providing insurance protection for the Beneficiary named therein. References to Certificate rights and features are intended to represent a Certificate Owner's rights and benefits under the group Policy. This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. Further detail is provided in this Prospectus, the Certificate and the group Policy. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office"). Prior to October 1, 1995, the Company was known as SMA Life Assurance Company. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), formerly State Mutual Life Assurance Company of America, 440 Lincoln Street, Worcester, Massachusetts. First Allmerica, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

The assets used to fund the variable portion of the Certificates are set aside in the Separate Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 46 Sub-Accounts, of which 14 are available under the Certificates. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust, the Mutual Fund Variable Annuity Trust, the Delaware Group Premium Fund, Inc., or the T. Rowe Price International Series, Inc.


ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds. The Trust was established as a Massachusetts business trust on October 11, 1984 for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other insurance companies. Seven investment portfolios of the Trust ("Funds") are available under the Certificates, each issuing a series of shares: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Equity Index Fund, Investment Grade Income Fund and Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

AFIMS serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See INVESTMENT ADVISORY SERVICES.

MUTUAL FUND VARIABLE ANNUITY TRUST

Mutual Fund Variable Annuity Trust ("MFVAT") is an open-end, management investment company organized as a Massachusetts business trust in 1994. MFVAT was established to provide a funding medium for certain variable annuity contracts. Five investment portfolios are available under the Certificates: the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio and U.S. Government Income Portfolio.

The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser, administrator and custodian for the funds of MFVAT. Chase is located at 270 Park Avenue, New York, New York 10017. As investment adviser to the funds of MFVAT, Chase makes investment decisions subject to such policies as the Board of Trustees of MFVAT may determine. As administrator of the funds, Chase provides certain services including coordinating relations with independent contractors and agents, preparing for signature by officers and filing of certain documents, preparing financial statements, arranging for the maintenance of books and records, and providing office facilities. Certain of these services have been delegated to Vista Fund Distributors, Inc. ("VFD"), 101 Park Avenue, New York, New York 10178, which serves as sub-administrator to the funds of MFVAT. As custodian, Chase's responsibilities include safeguarding and controlling the funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry and other required books and accounts, and calculating daily net asset values. See "Investment Advisory Services to MFVAT."

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio is available under the Certificates: the International Equity Series ("Series"). The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (see "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Certificates: the T. Rowe Price International Stock Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND OF THE TRUST -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND OF THE TRUST -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital. Realization of income is not a significant investment consideration any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND OF THE TRUST -- The Select Value Opportunity Fund of the Trust seeks long-term growth of capital by investing principally in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

MFVAT INTERNATIONAL EQUITY PORTFOLIO -- The International Equity Portfolio of MFVAT seeks to provide a total return on assets from long-term growth of capital and from income principally through a broad portfolio of marketable equity securities of established foreign companies organized in countries other than the United States and foreign subsidiaries of U.S. companies participating in foreign economies.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND OF THE TRUST -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.


MFVAT CAPITAL GROWTH PORTFOLIO -- The Capital Growth Portfolio of MFVAT seeks to provide long-term capital growth primarily through diversified holdings (i.e., at least 80% of its assets under normal circumstances) in common stocks. The Portfolio will seek to invest its assets in stocks of issuers (including foreign issuers) with small to medium capitalizations. Divided income, if any, is a consideration incidental to the Portfolio's investment objective of growth of capital.


EQUITY INDEX FUND OF THE TRUST -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

MFVAT GROWTH AND INCOME PORTFOLIO -- The Growth and Income Portfolio of MFVAT seeks to provide long-term capital appreciation and to provide dividend income primarily through a broad portfolio (i.e., at least 80% of its assets under normal circumstances) of common stocks. In addition, the Portfolio may invest up to 20% of its total assets in convertible securities.

MFVAT ASSET ALLOCATION PORTFOLIO -- The Asset Allocation Portfolio of MFVAT seeks to provide maximum total return through a combination of long-term growth of capital and current income by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. Under normal market conditions, between 35%-70% of the Portfolio's total assets will be invested in common stocks and other equity investments and at least 25% of the Portfolio's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and government obligations.

INVESTMENT GRADE INCOME FUND OF THE TRUST -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

MFVAT U.S. GOVERNMENT INCOME PORTFOLIO -- The U.S. Government Income Portfolio of MFVAT seeks to provide monthly dividends as well as to protect the value of an investor's investment (i.e., to preserve principal) by investing at least 65% of its assets in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such are backed by the "full faith and credit" of the U.S. Treasury and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the Portfolio.

MONEY MARKET FUND OF THE TRUST -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trust has entered into a Management Agreement with AFIMS, an indirect wholly owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.


Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees.


For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


Select Aggressive Growth Fund  First $100 million       1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Capital Appreciation    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Value Opportunity Fund  First $100 million       1.00%
                               Next $150 million        0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Growth Fund             First $250 million       0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Equity Index Fund              First $50 million        0.35%
                               Next $200 million        0.30%
                               Over $250 million        0.25%

Investment Grade Income Fund   First $50 million        0.50%
                               Next $50 million         0.45%
                               Over $100 million        0.40%

Money Market Fund              First $50 million        0.35%
                               Next $200 million        0.25%
                               Over $250 million        0.20%

The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO MFVAT

The Chase Manhattan Bank, N.A. ("Chase") acts as investment adviser to the Portfolios pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Portfolios, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company, and is located at 270 Park Avenue, New York, New York 10017. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Portfolios, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as follows:

UNDERLYING FUND                                                                RATE
---------------------------------------------------------------------------  ---------
International Equity Portfolio                                                   0.80%
Capital Growth Portfolio                                                         0.60%
Growth and Income Portfolio                                                      0.60%
Asset Allocation Portfolio                                                       0.55%
U.S. Government Income Portfolio                                                 0.50%

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each of the Portfolios other than the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase and makes investment decisions for the Portfolios on a day-to-day basis.

Chase Asset Management (London) Limited ("CAM London"), a registered investment adviser, is the sub-investment adviser to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly-owned operating subsidiary of Chase. CAM London makes investment decisions for the Portfolio on a day-to-day basis.

INVESTMENT ADVISORY SERVICES TO DGPF


Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is based on the average daily net assets of the Series as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on net assets in excess of $2,500 million.


INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE


The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.


               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate

Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of the Trust, the Portfolios of MFVAT, the Series of DGPF and the Portfolio of T. Rowe Price are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be reregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each

Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the charge has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.


                                THE CERTIFICATE

ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Certificate provides for a full refund of the initial payment under its "Right-to-Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be transferred to the Sub-Account investing in the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right-to-Examine Certificate" provision. If the "Payor Provision" is in effect, (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Payor Provisions"), Payor premiums which are not "excess premiums" will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.


When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If the Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If the Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account.


After an increase in the Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed, (b) 10 days after you receive the new specifications pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you. Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Separate Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE TERMINATION AND REINSTATEMENT.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PREMIUMS


The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%. You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of a Certificate Owner identify themselves by name and identify the Certificate Owner by name, date of birth or social security number. All transfer instructions by telephone are tape recorded. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.


The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE CERTIFICATE -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.


Transfers to and from the General Account are currently permitted only if:


(a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

(b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Certificate.

These rules are subject to change by the Company.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option"), or (b) to automatically reallocate Certificate Value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITATIONS

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a minimum death benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.


GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the minimum Death Benefit relative to the Certificate Value are different. Required increases in the minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

DEATH PROCEEDS

As long as the Certificate remains in force (see CERTIFICATE TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                          MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

 Age of Insured                                                Percentage of
on Date of Death                                             Certificate Value
----------------------------------------------------------  -------------------
    40 and under..........................................            250%
    45....................................................            215%
    50....................................................            185%
    55....................................................            150%
    60....................................................            130%
    65....................................................            120%
    70....................................................            115%
    75....................................................            105%
    80....................................................            105%
    85....................................................            105%
    90....................................................            105%
    95 and above..........................................            100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Minimum Death Benefit of $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Minimum Death Benefit will be $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.


If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See THE CERTIFICATE -- "Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See APPENDIX B -- PAYMENT OPTIONS.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

For important tax considerations which may result from surrender see FEDERAL TAX CONSIDERATIONS.

PAID-UP INSURANCE OPTION

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING

CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.

    - We will not allow transfers of Certificate Value from the General Account back to the Separate Account.

    - You may not make further payments.

    - You may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt. We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

PREMIUM EXPENSE CHARGE


A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction. The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.


Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See CHARGES AND DEDUCTIONS -- "Charge for Change in Face Amount."


You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.


The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-

Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insured who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE

If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

       - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or
        Option 3,

                                       OR

       - the Face Amount plus the Certificate Value under Death Benefit Option
         2.

When the Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount. See THE CERTIFICATE -- "Change in Face Amount: Decreases."

COST OF INSURANCE RATES

This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT


Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.


No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where
(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in the Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL


After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charges.

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year. See THE CERTIFICATE -- "Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Account which invests in the Money Market Fund of the Trust, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). The current credited rate is 7.1%, 8% for preferred loans. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    - a written enrollment form for reinstatement,

    - Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

    - an amount equal to the Certificate Value less Debt on the date of default; MINUS

    - the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

The following Certificate provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION
WITH COMPANY                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director (since 1996), Vice President (since 1984) and
  Director                          Assistant Secretary (since 1992) of First Allmerica

Abigail M. Armstrong                Secretary (since 1996) and Counsel (since 1991) of First
  Secretary and Counsel             Allmerica; Secretary (since 1988) and Counsel (since
                                    1994) of Allmerica Investments, Inc.; and Secretary
                                    (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

Warren E. Barnes
  Vice President and Corporate      Vice President (since 1996) and Corporate Controller
  Controller                        (since 1998) of First Allmerica

Robert E. Bruce                     Director and Chief Information Officer (since 1997) and
  Director and Chief Information    Vice President (since 1995) of First Allmerica; and
  Officer                           Corporate Manager (1979 to 1995) of Digital Equipment
                                    Corporation

John P. Kavanaugh                   Director and Chief Investment Officer (since 1996) and
  Director, Vice President and      Vice President (since 1991) of First Allmerica; and Vice
  Chief Investment Officer          President (since 1998) of Allmerica Financial Investment
                                    Management Services, Inc.

John F. Kelly                       Director (since 1996), Senior Vice President (since
  Director, Vice President and      1986), General Counsel (since 1981) and Assistant
  General Counsel                   Secretary (since 1991) of First Allmerica; Director
                                    (since 1985) of Allmerica Investments, Inc.; and
                                    Director (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

J. Barry May                        Director (since 1996) of First Allmerica; Director and
  Director                          President (since 1996) of The Hanover Insurance Company;
                                    and Vice President (1993 to 1996) of The Hanover
                                    Insurance Company

James R. McAuliffe                  Director (since 1996) of First Allmerica; Director
  Director                          (since 1992), President (since 1994) and Chief Executive
                                    Officer (since 1996) of Citizens Insurance Company of
                                    America

John F. O'Brien                     Director, President and Chief Executive Officer (since
  Director and Chairman of the      1989) of First Allmerica; Director (since 1989) of
  Board                             Allmerica Investments, Inc.; and Director and Chairman
                                    of the Board (since 1990) of Allmerica Financial
                                    Investment Management Services, Inc.

Edward J. Parry, III                Director and Chief Financial Officer (since 1996) and
  Director, Vice President, Chief   Vice President and Treasurer (since 1993) of First
  Financial Officer and Treasurer   Allmerica; Treasurer (since 1993) of Allmerica
                                    Investments, Inc.; and Treasurer (since 1993) of
                                    Allmerica Financial Investment Management Services, Inc.

Richard M. Reilly                   Director (since 1996) and Vice President (since 1990) of
  Director, President and Chief     First Allmerica; Director (since 1990) of Allmerica
  Executive Officer                 Investments, Inc.; and Director and President (since
                                    1998) of Allmerica Financial Investment Management
                                    Services, Inc.

Robert P. Restrepo, Jr.             Director and Vice President (since 1998) of First
  Director                          Allmerica; Chief Executive Officer (1996 to 1998) of
                                    Travelers Property & Casualty; Senior Vice President
                                    (1993 to 1996) of Aetna Life & Casualty Company

NAME AND POSITION
WITH COMPANY                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Eric A. Simonsen                    Director (since 1996) and Vice President (since 1990) of
  Director and Vice President       First Allmerica; Director (since 1991) of Allmerica
                                    Investments, Inc.; and Director (since 1991) of
                                    Allmerica Financial Investment Management Services, Inc.

Phillip E. Soule                    Director (since 1996) and Vice President (since 1987) of
  Director                          First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the
T. Rowe Price International Stock Portfolio, at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Separate Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Funds.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in the specified Face Amount, changes in the Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Group VEL Account of the Company as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the

Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company will review periodically the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

CERTIFICATE LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies or certificates covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level premiums.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under the Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CERTIFICATE LOANS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.


                              YEAR 2000 DISCLOSURE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FINANCIAL STATEMENTS


Financial Statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company and for the Separate Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                                OPTIONAL BENFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits are available for issue under the Certificates for an additional charge.

WAIVER OF PREMIUM RIDER

    This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present, this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

CHILDREN'S INSURANCE RIDER

    This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

OPTION TO ACCELERATE BENEFITS RIDER

    This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

EXCHANGE TO TERM INSURANCE RIDER

    This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.

CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that otherwise would be deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Separate Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Certificate issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates and the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES


The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Certificate Value, and the monthly charge against the Separate Account for mortality and expense risks. In both the Current Cost of Insurance Charges tables and the Guaranteed Cost of Insurance Charges tables, the Separate Account charge for morality and expense risks is equivalent to an effective annual rate of 0.90% of the average monthly value of the assets in the Separate Account attributable to the Certificates.


EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary and, in 1998, ranged from an annual rate of 0.32% to an annual rate of 1.10% of average daily net assets. The fees and expenses associated with the Certificate may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Certificate Value among the Sub-Accounts.



Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.

AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Select Growth Fund, 1.00% for the Investment Grade Income Fund and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998. These limitations may be terminated at any time.



The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be termintated at any time.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


NET ANNUAL RATES OF INVESTMENT

Taking into account the 0.90% charge to the Separate Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25%, and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS
         PAID PLUS            HYPOTHETICAL 0%                       HYPOTHETICAL 6%                     HYPOTHETICAL 12%
         INTEREST         GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
           AT 5%    ------------------------------------  -----------------------------------  ----------------------------------
 CERTIFICATE PER YEAR SURRENDER   CERTIFICATE    DEATH    SURRENDER     CERTIFICATE    DEATH   SURRENDER  CERTIFICATE     DEATH
  YEAR      (1)       VALUE        VALUE (2)    BENEFIT     VALUE        VALUE (2)    BENEFIT    VALUE     VALUE (2)     BENEFIT
 ------  ---------  ---------     -----------   --------  ---------     -----------   -------  ---------  -----------   ---------
   1       4,410          65         3,450       250,000       291          3,676     250,000       518       3,903       250,000
   2       9,041       2,951         6,805       250,000     3,620          7,473     250,000     4,316       8,169       250,000
   3      13,903       7,934        10,065       250,000     9,263         11,395     250,000    10,704      12,836       250,000
   4      19,008      12,163        13,228       250,000    14,377         15,442     250,000    16,873      17,939       250,000
   5      24,368      16,296        16,296       250,000    19,621         19,621     250,000    23,525      23,525       250,000
   6      29,996      19,268        19,268       250,000    23,935         23,935     250,000    29,640      29,640       250,000
   7      35,906      22,138        22,138       250,000    28,382         28,382     250,000    36,334      36,334       250,000
   8      42,112      24,908        24,908       250,000    32,969         32,969     250,000    43,667      43,667       250,000
   9      48,627      27,576        27,576       250,000    37,701         37,701     250,000    51,705      51,705       250,000
   10     55,469      30,140        30,140       250,000    42,579         42,579     250,000    60,520      60,520       250,000
   11     62,652      32,682        32,682       250,000    47,723         47,723     250,000    70,353      70,353       250,000
   12     70,195      35,090        35,090       250,000    53,013         53,013     250,000    81,150      81,150       250,000
   13     78,114      37,361        37,361       250,000    58,452         58,452     250,000    93,019      93,019       250,000
   14     86,430      39,499        39,499       250,000    64,054         64,054     250,000   106,088     106,088       250,000
   15     95,161      41,496        41,496       250,000    69,820         69,820     250,000   120,492     120,492       250,000
   16    104,330      43,340        43,340       250,000    75,753         75,753     250,000   136,384     136,384       250,000
   17    113,956      45,054        45,054       250,000    81,883         81,883     250,000   153,957     153,957       250,000
   18    124,064      46,624        46,624       250,000    88,214         88,214     250,000   173,412     173,412       250,000
   19    134,677      48,039        48,039       250,000    94,752         94,752     250,000   194,975     194,975       250,000
   20    145,821      49,286        49,286       250,000   101,503        101,503     250,000   218,864     218,864       267,014
 Age 60   95,161      41,496        41,496       250,000    69,820         69,820     250,000   120,492     120,492       250,000
 Age 65  145,821      49,286        49,286       250,000   101,503        101,503     250,000   218,864     218,864       267,014
 Age 70  210,477      52,152        52,152       250,000   138,660        138,660     250,000   379,123     379,123       439,783
 Age 75  292,995      47,495        47,495       250,000   183,503        183,503     250,000   637,554     637,554       682,183


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS
         PAID PLUS            HYPOTHETICAL 0%                       HYPOTHETICAL 6%                     HYPOTHETICAL 12%
         INTEREST         GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
           AT 5%    ------------------------------------  -----------------------------------  ----------------------------------
 CERTIFICATE PER YEAR SURRENDER   CERTIFICATE    DEATH    SURRENDER     CERTIFICATE    DEATH   SURRENDER  CERTIFICATE     DEATH
  YEAR      (1)       VALUE        VALUE (2)    BENEFIT     VALUE        VALUE (2)    BENEFIT    VALUE     VALUE (2)     BENEFIT
 ------  ---------  ---------     -----------   --------  ---------     -----------   -------  ---------  -----------   ---------
   1       4,410           0         2,644       250,000         0         2,833      250,000         0       3,021       250,000
   2       9,041       1,330         5,183       250,000     1,872         5,726      250,000     2,438       6,291       250,000
   3      13,903       5,484         7,616       250,000     6,547         8,678      250,000     7,701       9,832       250,000
   4      19,008       8,869         9,935       250,000    10,619        11,684      250,000    12,599      13,664       250,000
   5      24,368      12,141        12,141       250,000    14,746        14,746      250,000    17,818      17,818       250,000
   6      29,996      14,231        14,231       250,000    17,862        17,862      250,000    22,323      22,323       250,000
   7      35,906      16,191        16,191       250,000    21,018        21,018      250,000    27,202      27,202       250,000
   8      42,112      18,014        18,014       250,000    24,209        24,209      250,000    32,488      32,488       250,000
   9      48,627      19,686        19,686       250,000    27,422        27,422      250,000    38,214      38,214       250,000
   10     55,469      21,195        21,195       250,000    30,644        30,644      250,000    44,414      44,414       250,000
   11     62,652      22,592        22,592       250,000    33,953        33,953      250,000    51,257      51,257       250,000
   12     70,195      23,810        23,810       250,000    37,268        37,268      250,000    58,707      58,707       250,000
   13     78,114      24,839        24,839       250,000    40,580        40,580      250,000    66,832      66,832       250,000
   14     86,430      25,672        25,672       250,000    43,886        43,886      250,000    75,712      75,712       250,000
   15     95,161      26,295        26,295       250,000    47,174        47,174      250,000    85,436      85,436       250,000
   16    104,330      26,679        26,679       250,000    50,422        50,422      250,000    96,095      96,095       250,000
   17    113,956      26,801        26,801       250,000    53,611        53,611      250,000   107,803     107,803       250,000
   18    124,064      26,623        26,623       250,000    56,708        56,708      250,000   120,688     120,688       250,000
   19    134,677      26,095        26,095       250,000    59,675        59,675      250,000   134,895     134,895       250,000
   20    145,821      25,171        25,171       250,000    62,471        62,471      250,000   150,609     150,609       250,000
 Age 60   95,161      26,295        26,295       250,000    47,174        47,174      250,000    85,436      85,436       250,000
 Age 65  145,821      25,171        25,171       250,000    62,471        62,471      250,000   150,609     150,609       250,000
 Age 70  210,477      13,032        13,032       250,000    72,707        72,707      250,000   260,185     260,185       301,814
 Age 75  292,995           0             0       250,000    70,410        70,410      250,000   438,328     438,328       469,011


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NONSMOKER, AGE 30

                                                 SPECIFIED FACE AMOUNT = $75,000

                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS
         PAID PLUS            HYPOTHETICAL 0%                       HYPOTHETICAL 6%                     HYPOTHETICAL 12%
         INTEREST         GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
           AT 5%    ------------------------------------  -----------------------------------  ----------------------------------
 CERTIFICATE PER YEAR SURRENDER   CERTIFICATE    DEATH    SURRENDER     CERTIFICATE    DEATH   SURRENDER  CERTIFICATE     DEATH
  YEAR      (1)       VALUE        VALUE (2)    BENEFIT     VALUE        VALUE (2)    BENEFIT    VALUE     VALUE (2)     BENEFIT
 ------  ---------  ---------     -----------   --------  ---------     -----------   -------  ---------  -----------   ---------
   1       1,470         239         1,163        76,163       315          1,239      76,239       390       1,315        76,315
   2       3,014       1,251         2,301        77,301     1,476          2,526      77,526     1,709       2,759        77,759
   3       4,634       2,926         3,416        78,416     3,373          3,863      78,863     3,858       4,347        79,347
   4       6,336       4,262         4,506        79,506     5,007          5,252      80,252     5,848       6,092        81,092
   5       8,123       5,572         5,572        80,572     6,694          6,694      81,694     8,009       8,009        83,009
   6       9,999       6,614         6,614        81,614     8,190          8,190      83,190    10,114      10,114        85,114
   7      11,969       7,632         7,632        82,632     9,743          9,743      84,743    12,426      12,426        87,426
   8      14,037       8,626         8,626        83,626    11,355         11,355      86,355    14,966      14,966        89,966
   9      16,209       9,594         9,594        84,594    13,025         13,025      88,025    17,754      17,754        92,754
   10     18,490      10,538        10,538        85,538    14,757         14,757      89,757    20,815      20,815        95,815
   11     20,884      11,487        11,487        86,487    16,591         16,591      91,591    24,231      24,231        99,231
   12     23,398      12,412        12,412        87,412    18,497         18,497      93,497    27,989      27,989       102,989
   13     26,038      13,314        13,314        88,314    20,477         20,477      95,477    32,126      32,126       107,126
   14     28,810      14,192        14,192        89,192    22,532         22,532      97,532    36,679      36,679       111,679
   15     31,720      15,047        15,047        90,047    24,667         24,667      99,667    41,689      41,689       116,689
   16     34,777      15,877        15,877        90,877    26,882         26,882     101,882    47,203      47,203       122,203
   17     37,985      16,683        16,683        91,683    29,182         29,182     104,182    53,272      53,272       128,272
   18     41,355      17,465        17,465        92,465    31,568         31,568     106,568    59,951      59,951       134,951
   19     44,892      18,221        18,221        93,221    34,044         34,044     109,044    67,302      67,302       142,302
   20     48,607      18,951        18,951        93,951    36,611         36,611     111,611    75,394      75,394       150,394
 Age 60   97,665      24,489        24,489        99,489    67,803         67,803     142,803   217,674     217,674       292,674
 Age 65  132,771      25,558        25,558       100,558    87,380         87,380     162,380   359,341     359,341       438,396
 Age 70  177,576      24,833        24,833        99,833   109,533        109,533     184,533   587,281     587,281       681,246
 Age 75  234,759      21,425        21,425        96,425   133,642        133,642     208,642   954,540     954,540     1,029,540


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30

                                                 SPECIFIED FACE AMOUNT = $75,000

                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS
         PAID PLUS            HYPOTHETICAL 0%                      HYPOTHETICAL 6%                     HYPOTHETICAL 12%
         INTEREST         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
           AT 5%    -----------------------------------   ----------------------------------  ----------------------------------
 CERTIFICATE PER YEAR SURRENDER   CERTIFICATE    DEATH    SURRENDER     CERTIFICATE   DEATH   SURRENDER  CERTIFICATE     DEATH
  YEAR      (1)       VALUE        VALUE (2)    BENEFIT     VALUE       VALUE (2)    BENEFIT    VALUE     VALUE (2)     BENEFIT
 ------  ---------  ---------     -----------   -------   ---------     ----------   -------  ---------  -----------   ---------
   1       1,470          40           964      75,964         105         1,030      76,030       171       1,095        76,095
   2       3,014         857         1,907      76,907       1,048         2,098      77,098     1,247       2,297        77,297
   3       4,634       2,339         2,828      77,828       2,717         3,207      78,207     3,128       3,617        78,617
   4       6,336       3,484         3,728      78,728       4,112         4,357      79,357     4,821       5,066        80,066
   5       8,123       4,605         4,605      79,605       5,547         5,547      80,547     6,653       6,653        81,653
   6       9,999       5,459         5,459      80,459       6,780         6,780      81,780     8,395       8,395        83,395
   7      11,969       6,289         6,289      81,289       8,055         8,055      83,055    10,303      10,303        85,303
   8      14,037       7,096         7,096      82,096       9,374         9,374      84,374    12,394      12,394        87,394
   9      16,209       7,876         7,876      82,876      10,735        10,735      85,735    14,684      14,684        89,684
   10     18,490       8,631         8,631      83,631      12,141        12,141      87,141    17,192      17,192        92,192
   11     20,884       9,384         9,384      84,384      13,623        13,623      88,623    19,985      19,985        94,985
   12     23,398      10,109        10,109      85,109      15,155        15,155      90,155    23,050      23,050        98,050
   13     26,038      10,810        10,810      85,810      16,740        16,740      91,740    26,415      26,415       101,415
   14     28,810      11,483        11,483      86,483      18,375        18,375      93,375    30,108      30,108       105,108
   15     31,720      12,129        12,129      87,129      20,064        20,064      95,064    34,164      34,164       109,164
   16     34,777      12,745        12,745      87,745      21,806        21,806      96,806    38,616      38,616       113,616
   17     37,985      13,332        13,332      88,332      23,603        23,603      98,603    43,505      43,505       118,505
   18     41,355      13,888        13,888      88,888      25,455        25,455     100,455    48,873      48,873       123,873
   19     44,892      14,411        14,411      89,411      27,362        27,362     102,362    54,767      54,767       129,767
   20     48,607      14,902        14,902      89,902      29,326        29,326     104,326    61,239      61,239       136,239
 Age 60   97,665      17,230        17,230      92,230      51,608        51,608     126,608   173,185     173,185       248,185
 Age 65  132,771      15,680        15,680      90,680      63,695        63,695     138,695   282,555     282,555       357,555
 Age 70  177,576      10,763        10,763      85,763      74,549        74,549     149,549   456,075     456,075       531,075
 Age 75  234,759         454           454      75,454      81,247        81,247     156,247   731,074     731,074       806,074


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS
         PAID PLUS            HYPOTHETICAL 0%                       HYPOTHETICAL 6%                     HYPOTHETICAL 12%
         INTEREST         GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
           AT 5%    ------------------------------------  -----------------------------------  ----------------------------------
 CERTIFICATE PER YEAR SURRENDER   CERTIFICATE    DEATH    SURRENDER     CERTIFICATE    DEATH   SURRENDER  CERTIFICATE     DEATH
  YEAR      (1)       VALUE        VALUE (2)    BENEFIT     VALUE        VALUE (2)    BENEFIT    VALUE     VALUE (2)     BENEFIT
 ------  ---------  ---------     -----------   --------  ---------     -----------   -------  ---------  -----------   ---------
   1      13,818       7,656         11,938      250,000     8,402         12,684     250,000     9,148       13,430      250,000
   2      28,327      18,161         23,627      250,000    20,401         25,867     250,000    22,731       28,197      250,000
   3      43,561      32,943         35,074      250,000    37,441         39,572     250,000    42,308       44,440      250,000
   4      59,557      45,216         46,281      250,000    52,756         53,821     250,000    61,244       62,309      250,000
   5      76,353      57,256         57,256      250,000    68,641         68,641     250,000    81,978       81,978      250,000
   6      93,989      68,004         68,004      250,000    84,057         84,057     250,000   103,596      103,596      277,638
   7     112,506      78,525         78,525      250,000   100,081        100,081     260,210   127,257      127,257      330,869
   8     131,950      88,828         88,828      250,000   116,658        116,658     293,978   153,152      153,152      385,944
   9     152,365      98,918         98,918      250,000   133,806        133,806     326,486   181,488      181,488      442,831
   10    173,801     108,762        108,762      257,765   151,535        151,535     359,138   212,483      212,483      503,585
   11    196,309     118,647        118,647      272,888   170,269        170,269     391,619   246,940      246,940      567,961
   12    219,943     128,273        128,273      286,048   189,647        189,647     422,912   284,656      284,656      634,782
   13    244,758     137,642        137,642      297,306   209,683        209,683     452,915   325,929      325,929      704,007
   14    270,814     146,758        146,758      308,191   230,396        230,396     483,832   371,087      371,087      779,282
   15    298,173     155,621        155,621      317,467   251,798        251,798     513,668   420,474      420,474      857,768
   16    326,899     164,222        164,222      326,801   273,884        273,884     545,029   474,439      474,439      944,134
   17    357,062     172,597        172,597      333,113   296,726        296,726     572,681   533,492      533,492    1,029,640
   18    388,733     180,737        180,737      339,786   320,322        320,322     602,205   598,060      598,060    1,124,354
   19    421,988     188,643        188,643      345,217   344,687        344,687     630,777   668,638      668,638    1,223,607
   20    456,905     196,319        196,319      349,448   369,840        369,840     658,316   745,769      745,769    1,327,469
 Age 60  298,173     155,621        155,621      317,467   251,798        251,798     513,668   420,474      420,474      857,768
 Age 65  456,905     196,319        196,319      349,448   369,840        369,840     658,316   745,769      745,769    1,327,469
 Age 70  659,493     230,918        230,918      364,851   507,106        507,106     801,227  1,249,851   1,249,851    1,974,765
 Age 75  918,052     259,634        259,634      368,680   664,813        664,813     944,034  2,024,008   2,024,008    2,874,091


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS
         PAID PLUS            HYPOTHETICAL 0%                       HYPOTHETICAL 6%                     HYPOTHETICAL 12%
         INTEREST         GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
           AT 5%    ------------------------------------  -----------------------------------  ----------------------------------
 CERTIFICATE PER YEAR SURRENDER   CERTIFICATE    DEATH    SURRENDER     CERTIFICATE    DEATH   SURRENDER  CERTIFICATE     DEATH
  YEAR      (1)       VALUE        VALUE (2)    BENEFIT     VALUE        VALUE (2)    BENEFIT    VALUE     VALUE (2)     BENEFIT
 ------  ---------  ---------     -----------   --------  ---------     -----------   -------  ---------  -----------   ---------
   1      13,818       5,983         10,265      250,000     6,638         10,919     250,000     7,293       11,575      250,000
   2      28,327      14,834         20,300      250,000    16,788         22,254     250,000    18,822       24,289      250,000
   3      43,561      27,979         30,110      250,000    31,893         34,024     250,000    36,131       38,262      250,000
   4      59,557      38,630         39,696      250,000    45,180         46,246     250,000    52,561       53,626      250,000
   5      76,353      49,065         49,065      250,000    58,946         58,946     250,000    70,534       70,534      250,000
   6      93,989      58,221         58,221      250,000    72,148         72,148     250,000    89,154       89,154      250,000
   7     112,506      67,161         67,161      250,000    85,872         85,872     250,000   109,550      109,550      284,829
   8     131,950      75,887         75,887      250,000   100,145        100,145     252,365   131,759      131,759      332,033
   9     152,365      84,398         84,398      250,000   114,834        114,834     280,195   155,928      155,928      380,465
   10    173,801      92,695         92,695      250,000   129,920        129,920     307,911   182,201      182,201      431,817
   11    196,309     101,042        101,042      250,000   145,755        145,755     335,237   211,227      211,227      485,821
   12    219,943     109,203        109,203      250,000   162,041        162,041     361,351   242,824      242,824      541,497
   13    244,758     117,121        117,121      252,981   178,785        178,785     386,176   277,211      277,211      598,776
   14    270,814     124,770        124,770      262,017   195,982        195,982     411,563   314,605      314,605      660,670
   15    298,173     132,156        132,156      269,599   213,638        213,638     435,822   355,255      355,255      724,720
   16    326,899     139,260        139,260      277,128   231,720        231,720     461,122   399,366      399,366      794,739
   17    357,062     146,103        146,103      281,978   250,254        250,254     482,990   447,259      447,259      863,211
   18    388,733     152,661        152,661      287,003   269,196        269,196     506,088   499,152      499,152      938,406
   19    421,988     158,929        158,929      290,839   288,521        288,521     527,994   555,311      555,311    1,016,220
   20    456,905     164,906        164,906      293,533   308,218        308,218     548,628   616,041      616,041    1,096,552
 Age 60  298,173     132,156        132,156      269,599   213,638        213,638     435,822   355,255      355,255      724,720
 Age 65  456,905     164,906        164,906      293,533   308,218        308,218     548,628   616,041      616,041    1,096,552
 Age 70  659,493     190,397        190,397      300,827   411,444        411,444     650,081   999,444      999,444    1,579,121
 Age 75  918,052     208,764        208,764      296,445   520,467        520,467     739,063  1,550,685   1,550,685    2,201,973


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

                                    Face Amount
 Maximum Surrender Charge = (8.5 X  -----------   ) + (up to 50% X Guideline Annual Premium)
                                        1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduced uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

 Age at                                                Age at
Issue or      Unisex        Unisex        Unisex      Issue or      Unisex        Unisex        Unisex
Increase     Nonsmoker      Smoker      Uni-smoker    Increase     Nonsmoker      Smoker      Uni-smoker
---------  -------------  -----------  -------------  ---------  -------------  -----------  -------------

    0                          14.89         14.37       41            27.74         32.73         29.39
    1                          14.84         14.31       42            28.55         33.79         30.27
    2                          15.00         14.44       43            29.41         34.91         31.19
    3                          15.17         14.58       44            30.31         36.08         32.17
    4                          15.35         14.73       45            31.26         37.31         33.19
    5                          15.53         14.88       46            32.27         38.60         34.27
    6                          15.73         15.05       47            33.33         39.95         35.40
    7                          15.94         15.23       48            34.46         41.38         36.59
    8                          16.16         15.41       49            35.64         42.89         37.86
    9                          16.39         15.61       50            36.90         44.48         39.19
   10                          16.64         15.82       51            38.24         46.17         40.60
   11                          16.91         16.05       52            39.66         47.95         42.10
   12                          17.18         16.28       53            41.17         49.84         43.68
   13                          17.47         16.52       54            42.76         51.82         45.36
   14                          17.77         16.77       55            44.46         53.91         47.12
   15                          18.08         17.02       56            46.25         56.11         48.98
   16                          18.38         17.28       57            48.16         56.87         50.95
   17                          18.67         17.54       58            50.18         56.76         53.03
   18            17.15         18.98         17.80       59            52.34         56.65         55.24

 Age at                                                Age at
Issue or      Unisex        Unisex        Unisex      Issue or      Unisex        Unisex        Unisex
Increase     Nonsmoker      Smoker      Uni-smoker    Increase     Nonsmoker      Smoker      Uni-smoker
---------  -------------  -----------  -------------  ---------  -------------  -----------  -------------
   19            17.40         19.29         18.07       60            54.64         56.54         56.71
   20            17.65         19.62         18.35       61            56.54         56.44         56.59
   21            17.92         19.95         18.64       62            56.41         56.34         56.47
   22            18.20         20.31         18.95       63            56.29         56.26         56.36
   23            18.49         20.68         19.27       64            56.16         56.18         56.25
   24            18.80         21.08         19.61       65            56.03         56.10         56.13
   25            19.13         21.49         19.97       66            55.90         56.01         56.00
   26            19.48         21.94         20.35       67            55.74         55.90         55.85
   27            19.85         22.42         20.75       68            55.58         55.76         55.70
   28            20.24         22.92         21.18       69            55.41         55.63         55.53
   29            20.65         23.45         21.63       70            55.27         55.49         55.37
   30            21.08         24.02         22.11       71            55.12         55.38         55.22
   31            21.54         24.62         22.61       72            54.96         55.29         55.10
   32            22.03         25.25         23.15       73            54.85         55.23         54.99
   33            22.54         25.92         23.71       74            54.75         55.19         54.89
   34            23.03         26.62         24.30       75            54.64         55.16         54.80
   35            23.64         27.36         24.92       76            54.52         55.10         54.69
   36            24.24         28.15         25.57       77            54.36         55.01         54.53
   37            24.87         28.97         26.26       78            54.18         54.86         54.35
   38            25.53         29.84         26.99       79            53.97         54.68         54.14
   39            26.23         30.76         27.75       80            53.75         54.49         53.91
   40            26.97         31.72         28.55

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                            $516.13
       (50% X GAP)

                                                                     -----------

                                                                       $1,366.13

    Maximum surrender charge per Table (23.64 X 100)                   $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                             Varies
       (not to exceed 30% of premiums received, up to one
       GAP, plus 9% of premiums received in excess of one GAP)

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

Example 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                                                                      SELECT
                                            INVESTMENT                                        SELECT                  GROWTH
                                               GRADE       MONEY      EQUITY     GOVERNMENT  AGGRESSIVE   SELECT        AND
                                  GROWTH      INCOME      MARKET       INDEX        BOND      GROWTH      GROWTH      INCOME
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $2,680,734  $15,353,008  $ 239,493  $46,130,996   $ 23,338   $805,199   $10,725,821  $232,628
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........          --          --          --           --         --         --            --        --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --          --          --           --         --         --            --        --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --          --          --           --         --         --            --        --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --          --          --           --         --         --            --        --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --          --          --           --         --         --            --        --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --          72         133           --         --         --            --        --
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
  Total assets................   2,680,734  15,353,080     239,626   46,130,996     23,338    805,199    10,725,821   232,628

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............           8          --          --          329         --         --            61        --
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
  Net assets..................  $2,680,726  $15,353,080  $ 239,626  $46,130,667   $ 23,338   $805,199   $10,725,760  $232,628
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------

Net asset distribution by
 category:
  Variable life policies......  $2,680,726  $15,353,080  $ 239,626  $46,130,667   $ 23,338   $805,199   $10,725,760  $232,628
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------

  Units outstanding, December
    31, 1998..................   1,249,203  11,317,314     197,949   18,332,380     18,091    415,299     4,105,152   111,435
  Net asset value per unit,
    December 31, 1998.........  $ 2.145949  $ 1.356601   $1.210540  $  2.516349   $1.289894  $1.938842  $  2.612756  $2.087564

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                 SELECT        SELECT         SELECT       SELECT      SELECT
                                  VALUE     INTERNATIONAL    CAPITAL      EMERGING   STRATEGIC   FIDELITY VIP  FIDELITY VIP
                               OPPORTUNITY*    EQUITY      APPRECIATION   MARKETS    GROWTH(a)   HIGH INCOME   EQUITY-INCOME
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $      --     $      --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........         --             --           --            --         --        89,094       159,323
Investment in shares of T.
 Rowe Price International
 Series, Inc..................         --             --           --            --         --            --            --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................         --             --           --            --         --            --            --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................         --             --           --            --         --            --            --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................         --             --           --            --         --            --            --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....         --             --           --            --         --            --            --
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
  Total assets................    633,602      9,078,542      248,088            11         --        89,094       159,323

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............         --             --           --            --         --            --            --
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
  Net assets..................  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $  89,094     $ 159,323
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------

Net asset distribution by
 category:
  Variable life policies......  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $  89,094     $ 159,323
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------

  Units outstanding, December
    31, 1998..................    340,442      5,402,498      125,801            11         --        62,767        81,257
  Net asset value per unit,
    December 31, 1998.........  $1.861103     $ 1.680435    $1.972072    $ 1.016052  $1.000000     $1.419419     $1.960736

                                 FIDELITY
                                    VIP
                                  GROWTH
                                -----------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $       --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........   1,151,463
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --
                                -----------
  Total assets................   1,151,463
LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............          --
                                -----------
  Net assets..................  $1,151,463
                                -----------
                                -----------
Net asset distribution by
 category:
  Variable life policies......  $1,151,463
                                -----------
                                -----------
  Units outstanding, December
    31, 1998..................     468,052
  Net asset value per unit,
    December 31, 1998.........  $ 2.460125

* Name changed. See Note 1.
(a) For the period ended 12/31/98, there were no transactions.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                             FIDELITY VIP   T. ROWE PRICE      DGPF        INVESCO
                               FIDELITY VIP       II        INTERNATIONAL  INTERNATIONAL  INDUSTRIAL    INVESCO     MORGAN STANLEY
                                 OVERSEAS    ASSET MANAGER      STOCK         EQUITY        INCOME    TOTAL RETURN   FIXED INCOME
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...   $      --     $      --      $      --      $       --   $      --     $      --     $        --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........      67,581       648,373             --              --          --            --              --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --            --        372,143              --          --            --              --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --            --             --       8,551,074          --            --              --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --            --             --              --       9,229        61,907              --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --            --             --              --          --            --      19,841,859
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --            --             --              --          --            --              --
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
  Total assets................      67,581       648,373        372,143       8,551,074       9,229        61,907      19,841,859

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............          --            --             --              14          --            --               8
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
  Net assets..................   $  67,581     $ 648,373      $ 372,143      $8,551,060   $   9,229     $  61,907     $19,841,851
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
Net asset distribution by
 category:
  Variable life policies......   $  67,581     $ 648,373      $ 372,143      $8,551,060   $   9,229     $  61,907     $19,841,851
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------

  Units outstanding, December
    31, 1998..................      44,140       362,598        279,392       6,643,452       5,737        43,070      18,333,601
  Net asset value per unit,
    December 31, 1998.........   $1.531045     $1.788131      $1.331963      $ 1.287141   $1.608670     $1.437355     $  1.082267

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                             GROWTH                  INVESTMENT GRADE INCOME
                                --------------------------------  ------------------------------
                                    YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                   1998        1997       1996       1998         1997     1996
                                ----------  ----------  --------  -----------  ----------  -----
INVESTMENT INCOME (LOSS):
  Dividends...................  $   24,155  $   19,495  $  2,650  $   882,578  $  611,287  $  14
  Mortality and expense risk
    fees......................     (12,008)     (6,270)   (1,681)     (92,564)    (61,160)    --
                                ----------  ----------  --------  -----------  ----------  -----
    Net investment income
      (loss)..................      12,147      13,225       969      790,014     550,127     14
                                ----------  ----------  --------  -----------  ----------  -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      21,129     282,628    51,596           --          --     --
  Net realized gain (loss)
    from sales of
    investments...............      (4,698)     22,096        35       20,005       7,069     --
                                ----------  ----------  --------  -----------  ----------  -----
  Net realized gain (loss)....      16,431     304,724    51,631       20,005       7,069     --
  Net unrealized gain
    (loss)....................     330,418     (57,127)  (33,389)     166,355     282,868     (6)
                                ----------  ----------  --------  -----------  ----------  -----
    Net realized and
      unrealized gain
      (loss)..................     346,849     247,597    18,242      186,360     289,937     (6)
                                ----------  ----------  --------  -----------  ----------  -----

  Net increase (decrease) in
    net assets from
    operations................     358,996     260,822    19,211      976,374     840,064      8
                                ----------  ----------  --------  -----------  ----------  -----
POLICY TRANSACTIONS:
  Net premiums................     675,094     793,195   638,444    2,981,137   9,313,499     --
  Terminations................     (48,810)     (2,053)       --      (53,707)         --     --
  Insurance and other
    charges...................      (7,692)     (3,267)       (2)    (451,085)   (447,871)    --
  Transfers between
    sub-accounts (including
    fixed account), net.......     (72,668)     75,006        30    2,055,119     138,291     --
  Other transfers from (to)
    the General Account.......         492      (6,615)      587          892         402     --
  Net increase (decrease) in
    investment by Sponsor.....          --          --      (283)        (265)         --     --
                                ----------  ----------  --------  -----------  ----------  -----
  Net increase (decrease) in
    net assets from policy
    transactions..............     546,416     856,266   638,776    4,532,091   9,004,321     --
                                ----------  ----------  --------  -----------  ----------  -----

  Net increase (decrease) in
    net assets................     905,412   1,117,088   657,987    5,508,465   9,844,385      8

NET ASSETS:
  Beginning of year...........   1,775,314     658,226       239    9,844,615         230    222
                                ----------  ----------  --------  -----------  ----------  -----
  End of year.................  $2,680,726  $1,775,314  $658,226  $15,353,080  $9,844,615  $ 230
                                ----------  ----------  --------  -----------  ----------  -----
                                ----------  ----------  --------  -----------  ----------  -----

                                            MONEY MARKET
                                -------------------------------------

                                       YEAR ENDED DECEMBER 31,
                                    1998         1997         1996
                                ------------  -----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends...................  $    222,239  $   168,681  $    2,028
  Mortality and expense risk
    fees......................       (21,736)     (24,667)       (683)
                                ------------  -----------  ----------
    Net investment income
      (loss)..................       200,503      144,014       1,345
                                ------------  -----------  ----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...            --           --          --
  Net realized gain (loss)
    from sales of
    investments...............            --           --          --
                                ------------  -----------  ----------
  Net realized gain (loss)....            --           --          --
  Net unrealized gain
    (loss)....................            --           --          --
                                ------------  -----------  ----------
    Net realized and
      unrealized gain
      (loss)..................            --           --          --
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets from
    operations................       200,503      144,014       1,345
                                ------------  -----------  ----------
POLICY TRANSACTIONS:
  Net premiums................     1,928,083   30,656,799     924,390
  Terminations................       (47,901)         (31)        (13)
  Insurance and other
    charges...................      (830,359)    (704,864)   (110,367)
  Transfers between
    sub-accounts (including
    fixed account), net.......   (29,510,393)  (1,673,588)   (737,370)
  Other transfers from (to)
    the General Account.......          (771)          35         124
  Net increase (decrease) in
    investment by Sponsor.....            --           --        (217)
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets from policy
    transactions..............   (28,461,341)  28,278,351      76,547
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets................   (28,260,838)  28,422,365      77,892
NET ASSETS:
  Beginning of year...........    28,500,464       78,099         207
                                ------------  -----------  ----------
  End of year.................  $    239,626  $28,500,464  $   78,099
                                ------------  -----------  ----------
                                ------------  -----------  ----------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                        EQUITY INDEX                   GOVERNMENT BOND
                                               -------------------------------  ------------------------------
                                                   YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                  1998         1997      1996     1998        1997      1996
                                               -----------  ----------  ------  ---------   --------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   340,554  $   99,982  $   29  $     911   $    837   $    57
  Mortality and expense risk fees............     (122,802)    (49,283)     (7)      (103)       (19)       (8)
                                               -----------  ----------  ------  ---------   --------   -------
    Net investment income (loss).............      217,752      50,699      22        808        818        49
                                               -----------  ----------  ------  ---------   --------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    1,091,932     231,984      94         --         --        --
  Net realized gain (loss) from sales of
    investments..............................      313,038      57,606     128        926          1         5
                                               -----------  ----------  ------  ---------   --------   -------
  Net realized gain (loss)...................    1,404,970     289,590     222        926          1         5
  Net unrealized gain (loss).................    5,974,791   1,759,333    (123)        83        (88)       (2)
                                               -----------  ----------  ------  ---------   --------   -------
    Net realized and unrealized gain
     (loss)..................................    7,379,761   2,048,923      99      1,009        (87)        3
                                               -----------  ----------  ------  ---------   --------   -------

  Net increase (decrease) in net assets from
    operations...............................    7,597,513   2,099,622     121      1,817        731        52
                                               -----------  ----------  ------  ---------   --------   -------
POLICY TRANSACTIONS:
  Net premiums...............................   17,533,507   6,793,979   6,564     13,471      5,649     2,983
  Terminations...............................      (86,149)       (198)     --        (81)      (713)       --
  Insurance and other charges................     (998,917)   (364,580)      2       (216)      (163)      (53)
  Transfers between sub-accounts (including
    fixed account), net......................   13,535,625       8,426      --    (30,874)    31,189        --
  Other transfers from (to) the General
    Account..................................        5,188         (34)     12       (389)        --       (58)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --    (256)        --         --      (223)
                                               -----------  ----------  ------  ---------   --------   -------
  Net increase (decrease) in net assets from
    policy transactions......................   29,989,254   6,437,593   6,322    (18,089)    35,962     2,649
                                               -----------  ----------  ------  ---------   --------   -------

  Net increase (decrease) in net assets......   37,586,767   8,537,215   6,443    (16,272)    36,693     2,701

NET ASSETS:
  Beginning of year..........................    8,543,900       6,685     242     39,610      2,917       216
                                               -----------  ----------  ------  ---------   --------   -------
  End of year................................  $46,130,667  $8,543,900  $6,685  $  23,338   $ 39,610   $ 2,917
                                               -----------  ----------  ------  ---------   --------   -------
                                               -----------  ----------  ------  ---------   --------   -------

                                                  SELECT AGGRESSIVE GROWTH
                                               -------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                 1998        1997       1996
                                               ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $      --   $      --   $    --
  Mortality and expense risk fees............     (3,950)       (706)      (10)
                                               ---------   ---------   -------
    Net investment income (loss).............     (3,950)       (706)      (10)
                                               ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         --      17,916       464
  Net realized gain (loss) from sales of
    investments..............................     (3,058)        748       182
                                               ---------   ---------   -------
  Net realized gain (loss)...................     (3,058)     18,664       646
  Net unrealized gain (loss).................     42,784       3,863      (425)
                                               ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................     39,726      22,527       221
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    operations...............................     35,776      21,821       211
                                               ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    448,702      98,882     8,375
  Terminations...............................    (76,946)     (3,662)       --
  Insurance and other charges................    (18,498)     (3,465)      (70)
  Transfers between sub-accounts (including
    fixed account), net......................    181,020     115,907        --
  Other transfers from (to) the General
    Account..................................     (3,910)      1,120       (17)
  Net increase (decrease) in investment by
    Sponsor..................................         --          --      (296)
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................    530,368     208,782     7,992
                                               ---------   ---------   -------
  Net increase (decrease) in net assets......    566,144     230,603     8,203
NET ASSETS:
  Beginning of year..........................    239,055       8,452       249
                                               ---------   ---------   -------
  End of year................................  $ 805,199   $ 239,055   $ 8,452
                                               ---------   ---------   -------
                                               ---------   ---------   -------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                           SELECT GROWTH
                                                        SELECT GROWTH                       AND INCOME
                                               --------------------------------   -------------------------------
                                                   YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                  1998         1997      1996       1998        1997       1996
                                               -----------  ----------  -------   ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $     7,079  $   20,160  $     5   $   2,753   $   1,134   $    10
  Mortality and expense risk fees............      (58,229)    (39,740)      (2)     (1,576)       (365)       (2)
                                               -----------  ----------  -------   ---------   ---------   -------
    Net investment income (loss).............      (51,150)    (19,580)       3       1,177         769         8
                                               -----------  ----------  -------   ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       93,491     363,902      233         922      13,936       143
  Net realized gain (loss) from sales of
    investments..............................      576,009      51,101       92       1,778         296        63
                                               -----------  ----------  -------   ---------   ---------   -------
  Net realized gain (loss)...................      669,500     415,003      325       2,700      14,232       206
  Net unrealized gain (loss).................    2,339,939   1,431,596     (229)     25,056      (5,403)     (126)
                                               -----------  ----------  -------   ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................    3,009,439   1,846,599       96      27,756       8,829        80
                                               -----------  ----------  -------   ---------   ---------   -------

  Net increase (decrease) in net assets from
    operations...............................    2,958,289   1,827,019       99      28,933       9,598        88
                                               -----------  ----------  -------   ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    2,111,416   5,368,817    1,756     155,220      65,720     2,352
  Terminations...............................      (97,238)        (18)      --     (44,778)     (4,379)       --
  Insurance and other charges................     (281,352)   (292,989)      (4)     (7,462)     (3,633)       (4)
  Transfers between sub-accounts (including
    fixed account), net......................     (952,256)     76,402       --     (70,127)    101,691        --
  Other transfers from (to) the General
    Account..................................        4,794       1,070        4      (1,320)        800       (26)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --     (285)         --          --      (286)
                                               -----------  ----------  -------   ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................      785,364   5,153,282    1,471      31,533     160,199     2,036
                                               -----------  ----------  -------   ---------   ---------   -------

  Net increase (decrease) in net assets......    3,743,653   6,980,301    1,570      60,466     169,797     2,124

NET ASSETS:
  Beginning of year..........................    6,982,107       1,806      236     172,162       2,365       241
                                               -----------  ----------  -------   ---------   ---------   -------
  End of year................................  $10,725,760  $6,982,107  $ 1,806   $ 232,628   $ 172,162   $ 2,365
                                               -----------  ----------  -------   ---------   ---------   -------
                                               -----------  ----------  -------   ---------   ---------   -------

                                                        SELECT VALUE
                                                        OPPORTUNITY*
                                               -------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                 1998        1997       1996
                                               ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   5,317   $   1,289   $    40
  Mortality and expense risk fees............     (2,543)       (633)      (19)
                                               ---------   ---------   -------
    Net investment income (loss).............      2,774         656        21
                                               ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      1,651      30,900       252
  Net realized gain (loss) from sales of
    investments..............................     (3,746)        700       142
                                               ---------   ---------   -------
  Net realized gain (loss)...................     (2,095)     31,600       394
  Net unrealized gain (loss).................     16,497      (5,610)      195
                                               ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................     14,402      25,990       589
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    operations...............................     17,176      26,646       610
                                               ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    245,642     151,059     5,482
  Terminations...............................    (32,190)     (3,904)       --
  Insurance and other charges................    (12,119)     (4,266)        7
  Transfers between sub-accounts (including
    fixed account), net......................    182,286      59,070        --
  Other transfers from (to) the General
    Account..................................     (2,227)        432       (48)
  Net increase (decrease) in investment by
    Sponsor..................................         --          --      (275)
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................    381,392     202,391     5,166
                                               ---------   ---------   -------
  Net increase (decrease) in net assets......    398,568     229,037     5,776
NET ASSETS:
  Beginning of year..........................    235,034       5,997       221
                                               ---------   ---------   -------
  End of year................................  $ 633,602   $ 235,034   $ 5,997
                                               ---------   ---------   -------
                                               ---------   ---------   -------

*Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                             SELECT                         SELECT CAPITAL                    SELECT
                                      INTERNATIONAL EQUITY                   APPRECIATION                EMERGING MARKETS
                                ---------------------------------   -------------------------------   ----------------------
                                     YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,            PERIOD FROM
                                   1998        1997       1996        1998        1997       1996     11/9/98** TO 12/31/98
                                ----------  ----------  ---------   ---------   --------   --------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................  $  117,829  $  131,715  $   1,124   $      --   $     --   $     --            $   --
  Mortality and expense risk
    fees......................     (53,990)    (35,909)      (119)       (914)      (204)       (58)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
    Net investment income
     (loss)...................      63,839      95,806      1,005        (914)      (204)       (58)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...          --     182,156        136      37,550         --         28                --
  Net realized gain (loss)
    from sales of
    investments...............      77,352      11,256         70        (803)       544         53                --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  Net realized gain (loss)....      77,352     193,412        206      36,747        544         81                --
  Net unrealized gain
    (loss)....................   1,085,145     (15,069)     3,759     (13,375)     6,529       (147)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
    Net realized and
     unrealized gain (loss)...   1,162,497     178,343      3,965      23,372      7,073        (66)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----

  Net increase (decrease) in
    net assets from
    operations................   1,226,336     274,149      4,970      22,458      6,869       (124)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
POLICY TRANSACTIONS:
  Net premiums................   1,910,773   5,449,561     57,697     105,063     53,911     15,400                11
  Terminations................     (85,614)         (8)        --      (8,341)    (3,829)        --                --
  Insurance and other
    charges...................    (257,943)   (259,243)       (59)     (5,861)    (1,570)      (213)               --
  Transfers between
    sub-accounts (including
    fixed account), net.......     655,125     108,744         --      69,728     (4,978)        --                --
  Other transfers from (to)
    the General Account.......      (6,961)        947        108        (344)       (16)       (45)               --
  Net increase (decrease) in
    investment by Sponsor.....          --          --       (266)         --         --       (299)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  Net increase (decrease) in
    net assets from policy
    transactions..............   2,215,380   5,300,001     57,480     160,245     43,518     14,843                11
                                ----------  ----------  ---------   ---------   --------   --------             -----

  Net increase (decrease) in
    net assets................   3,441,716   5,574,150     62,450     182,703     50,387     14,719                11

NET ASSETS:
  Beginning of year...........   5,636,826      62,676        226      65,385     14,998        279                --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  End of year.................  $9,078,542  $5,636,826  $  62,676   $ 248,088   $ 65,385   $ 14,998            $   11
                                ----------  ----------  ---------   ---------   --------   --------             -----
                                ----------  ----------  ---------   ---------   --------   --------             -----

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                        FIDELITY VIP                     FIDELITY VIP
                                         HIGH INCOME                    EQUITY-INCOME
                                -----------------------------   ------------------------------
                                   YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                  1998       1997      1996       1998        1997      1996
                                --------   --------   -------   ---------   --------   -------
INVESTMENT INCOME (LOSS):
  Dividends...................  $  3,501   $    351   $    19   $     898   $     91   $     1
  Mortality and expense risk
    fees......................      (354)      (119)       (5)       (569)      (177)       (7)
                                --------   --------   -------   ---------   --------   -------
    Net investment income
     (loss)...................     3,147        232        14         329        (86)       (6)
                                --------   --------   -------   ---------   --------   -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...     2,225         43         4       3,197        457        16
  Net realized gain (loss)
    from sales of
    investments...............      (683)        94        42         802        242        68
                                --------   --------   -------   ---------   --------   -------
  Net realized gain (loss)....     1,542        137        46       3,999        699        84
  Net unrealized gain
    (loss)....................    (8,346)     2,892        66       5,752      5,483        87
                                --------   --------   -------   ---------   --------   -------
    Net realized and
     unrealized gain (loss)...    (6,804)     3,029       112       9,751      6,182       171
                                --------   --------   -------   ---------   --------   -------

  Net increase (decrease) in
    net assets from
    operations................    (3,657)     3,261       126      10,080      6,096       165
                                --------   --------   -------   ---------   --------   -------
POLICY TRANSACTIONS:
  Net premiums................    36,812     37,542     3,933     116,536     49,237     4,266
  Terminations................    (4,930)    (1,972)       --     (23,881)      (817)       --
  Insurance and Other
    Charges...................    (3,521)    (1,317)      (16)     (6,484)    (1,985)        1
  Transfers between
    sub-accounts (including
    fixed account), net.......    21,213      1,849        36       4,066      1,915       131
  Other transfers from (to)
    the General Account.......      (252)        15         1          25         89       (86)
  Net increase (decrease) in
    investment by Sponsor.....        --         --      (250)         --         --      (271)
                                --------   --------   -------   ---------   --------   -------
  Net increase (decrease) in
    net assets from policy
    transactions..............    49,322     36,117     3,704      90,262     48,439     4,041
                                --------   --------   -------   ---------   --------   -------

  Net increase (decrease) in
    net assets................    45,665     39,378     3,830     100,342     54,535     4,206

NET ASSETS:
  Beginning of year...........    43,429      4,051       221      58,981      4,446       240
                                --------   --------   -------   ---------   --------   -------
  End of year.................  $ 89,094   $ 43,429   $ 4,051   $ 159,323   $ 58,981   $ 4,446
                                --------   --------   -------   ---------   --------   -------
                                --------   --------   -------   ---------   --------   -------

                                          FIDELITY VIP
                                             GROWTH
                                ---------------------------------

                                     YEAR ENDED DECEMBER 31,
                                   1998       1997        1996
                                ----------  ---------   ---------
INVESTMENT INCOME (LOSS):
  Dividends...................  $    1,819  $   2,224   $       1
  Mortality and expense risk
    fees......................      (2,312)    (1,311)       (832)
                                ----------  ---------   ---------
    Net investment income
     (loss)...................        (493)       913        (831)
                                ----------  ---------   ---------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      47,583      9,956          21
  Net realized gain (loss)
    from sales of
    investments...............      37,911     16,498         151
                                ----------  ---------   ---------
  Net realized gain (loss)....      85,494     26,454         172
  Net unrealized gain
    (loss)....................     115,549     43,944       2,233
                                ----------  ---------   ---------
    Net realized and
     unrealized gain (loss)...     201,043     70,398       2,405
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets from
    operations................     200,550     71,311       1,574
                                ----------  ---------   ---------
POLICY TRANSACTIONS:
  Net premiums................     267,715    137,061     326,955
  Terminations................     (25,480)   (17,376)         (2)
  Insurance and Other
    Charges...................      (8,916)    (4,065)       (261)
  Transfers between
    sub-accounts (including
    fixed account), net.......     375,715   (169,900)         65
  Other transfers from (to)
    the General Account.......      (3,680)       199          34
  Net increase (decrease) in
    investment by Sponsor.....          --         --        (285)
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets from policy
    transactions..............     605,354    (54,081)    326,506
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets................     805,904     17,230     328,080
NET ASSETS:
  Beginning of year...........     345,559    328,329         249
                                ----------  ---------   ---------
  End of year.................  $1,151,463  $ 345,559   $ 328,329
                                ----------  ---------   ---------
                                ----------  ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                         FIDELITY VIP                   FIDELITY VIP II                T. ROWE PRICE
                                           OVERSEAS                      ASSET MANAGER              INTERNATIONAL STOCK
                                -------------------------------   ----------------------------  ----------------------------
                                    YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                  1998        1997       1996       1998      1997      1996      1998     1997       1996
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
INVESTMENT INCOME (LOSS):
  Dividends...................  $   1,056   $    344   $      3   $ 11,971  $  6,739  $     10  $  4,272  $   898   $    468
  Mortality and expense risk
    fees......................       (338)      (205)       (76)    (2,662)     (994)     (501)   (1,337)    (560)      (352)
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
    Net investment income
     (loss)...................        718        139        (73)     9,309     5,745      (491)    2,935      338        116
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      3,112      1,365          3     35,913    16,905         8     1,508    1,272        281
  Net realized gain (loss)
    from sales of
    investments...............        165        201        138      5,268       499       130       318      183        921
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  Net realized gain (loss)....      3,277      1,566        141     41,181    17,404       138     1,826    1,455      1,202
  Net unrealized gain
    (loss)....................      1,086        285      1,222     15,917    28,899     7,451    23,676     (326)     3,447
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
    Net realized and
     unrealized gain (loss)...      4,363      1,851      1,363     57,098    46,303     7,589    25,502    1,129      4,649
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

  Net increase (decrease) in
    net assets from
    operations................      5,081      1,990      1,290     66,407    52,048     7,098    28,437    1,467      4,765
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
POLICY TRANSACTIONS:
  Net premiums................     38,586     31,760     17,544    216,035   142,926   184,389   104,206   36,785     55,319
  Terminations................     (1,996)      (184)        (1)      (219)     (172)       (1)   (2,000)      --         --
  Insurance and other
    charges...................     (3,619)    (1,796)      (460)      (759)     (455)      (13)   (5,246)  (1,021)       115
  Transfers between
    sub-accounts (including
    fixed account), net.......    (20,410)       685         36     (2,565)  (14,401)       47   148,557      533         --
  Other transfers from (to)
    the General Account.......       (832)         2        (72)    (1,965)     (194)      199       360       (1)      (133)
  Net increase (decrease) in
    investment by Sponsor.....         --         --       (238)        --        --      (257)       --       --         --
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  Net increase (decrease) in
    net assets from policy
    transactions..............     11,729     30,467     16,809    210,527   127,704   184,364   245,877   36,296     55,301
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

  Net increase (decrease) in
    net assets................     16,810     32,457     18,099    276,934   179,752   191,462   274,314   37,763     60,066

NET ASSETS:
  Beginning of year...........     50,771     18,314        215    371,439   191,687       225    97,829   60,066         --
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  End of year.................  $  67,581   $ 50,771   $ 18,314   $648,373  $371,439  $191,687  $372,143  $97,829   $ 60,066
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                            DGPF                                  INVESCO
                                                    INTERNATIONAL EQUITY                     INDUSTRIAL INCOME
                                               ------------------------------   -------------------------------------------
                                                  YEAR ENDED DECEMBER 31,           YEAR ENDED            PERIOD FROM
                                                  1998       1997      1996     12/31/98   12/31/97   7/2/96** TO 12/31/96
                                               ----------  --------   -------   --------   -------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   11,680  $    118   $    --   $   150    $  112            $   56
  Mortality and expense risk fees............     (16,877)     (251)       (2)      (38)      (23)               (2)
                                               ----------  --------   -------   --------   -------           ------
    Net investment income (loss).............      (5,197)     (133)       (2)      112        89                54
                                               ----------  --------   -------   --------   -------           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --        --        --       311       398               154
  Net realized gain (loss) from sales of
    investments..............................       7,893       164        18       401        25                25
                                               ----------  --------   -------   --------   -------           ------
  Net realized gain (loss)...................       7,893       164        18       712       423               179
  Net unrealized gain (loss).................     442,761      (695)       68       312       752              (141)
                                               ----------  --------   -------   --------   -------           ------
    Net realized and unrealized gain
     (loss)..................................     450,654      (531)       86     1,024     1,175                38
                                               ----------  --------   -------   --------   -------           ------

  Net increase (decrease) in net assets from
    operations...............................     445,457      (664)       84     1,136     1,264                92
                                               ----------  --------   -------   --------   -------           ------
POLICY TRANSACTIONS:
  Net premiums...............................   3,720,116    82,362     2,639     6,284     2,869             3,229
  Terminations...............................        (370)   (1,381)       --      (916)       --                --
  Insurance and other charges................    (204,104)   (1,510)       --    (4,494)     (242)               (9)
  Transfers between sub-accounts (including
    fixed account), net......................   4,507,084     1,085        --        --        --                --
  Other transfers from (to) the General
    Account..................................         244        11         7         8         3                 5
  Net increase (decrease) in investment by
    Sponsor..................................          --        --        --        --        --                --
                                               ----------  --------   -------   --------   -------           ------
  Net increase (decrease) in net assets from
    policy transactions......................   8,022,970    80,567     2,646       882     2,630             3,225
                                               ----------  --------   -------   --------   -------           ------

  Net increase (decrease) in net assets......   8,468,427    79,903     2,730     2,018     3,894             3,317

NET ASSETS:
  Beginning of year..........................      82,633     2,730        --     7,211     3,317                --
                                               ----------  --------   -------   --------   -------           ------
  End of year................................  $8,551,060  $ 82,633   $ 2,730   $ 9,229    $7,211            $3,317
                                               ----------  --------   -------   --------   -------           ------
                                               ----------  --------   -------   --------   -------           ------

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                                  MORGAN STANLEY
                                                           INVESCO TOTAL RETURN                    FIXED INCOME
                                               --------------------------------------------   ----------------------
                                                   YEAR ENDED             PERIOD FROM              PERIOD FROM
                                               12/31/98   12/31/97    7/2/96** TO 12/31/96    2/17/98** TO 12/31/98
                                               --------   --------   ----------------------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $ 1,276    $ 1,045           $   458                $   648,460
  Mortality and expense risk fees............     (257)      (137)              (22)                   (35,898)
                                               --------   --------          -------               ------------
    Net investment income (loss).............    1,019        908               436                    612,562
                                               --------   --------          -------               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    1,325        245                 1                    256,451
  Net realized gain (loss) from sales of
    investments..............................      553         31               247                      8,635
                                               --------   --------          -------               ------------
  Net realized gain (loss)...................    1,878        276               248                    265,086
  Net unrealized gain (loss).................    2,122      5,287               (38)                  (179,067)
                                               --------   --------          -------               ------------
    Net realized and unrealized gain
     (loss)..................................    4,000      5,563               210                     86,019
                                               --------   --------          -------               ------------

  Net increase (decrease) in net assets from
    operations...............................    5,019      6,471               646                    698,581
                                               --------   --------          -------               ------------
POLICY TRANSACTIONS:
  Net premiums...............................    7,489     26,884            17,026                  9,708,358
  Terminations...............................       (8)        --                --                         --
  Insurance and other charges................     (860)      (764)             (117)                  (446,219)
  Transfers between sub-accounts (including
    fixed account), net......................       --         --                --                  9,881,316
  Other transfers from (to) the General
    Account..................................       42         32                47                       (185)
  Net increase (decrease) in investment by
    Sponsor..................................       --         --                --                         --
                                               --------   --------          -------               ------------
  Net increase (decrease) in net assets from
    policy transactions......................    6,663     26,152            16,956                 19,143,270
                                               --------   --------          -------               ------------

  Net increase (decrease) in net assets......   11,682     32,623            17,602                 19,841,851

NET ASSETS:
  Beginning of year..........................   50,225     17,602                --                         --
                                               --------   --------          -------               ------------
  End of year................................  $61,907    $50,225           $17,602                $19,841,851
                                               --------   --------          -------               ------------
                                               --------   --------          -------               ------------

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers forty-two Sub-Accounts. In addition to the Sub-Accounts disclosed on the Statements of Assets and Liabilities, Group VEL established nineteen additional Sub-Accounts effective December 15, 1998. The initial public offering of these Sub-Accounts did not occur in 1998, therefore, these Sub-Accounts are not included in the financial statements. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS)(successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of First Allmerica; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T.Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund, Inc.
(DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd.; or of the INVESCO Variable Investment Funds, Inc. (INVESCO) managed by INVESCO Funds Group, Inc.; or of the Morgan Stanley Universal Funds, Inc. (Morgan Stanley) managed by Miller Anderson & Sherrerd, LLP; or of the Mutual Fund Variable Annuity Trust (MFVAT) managed by Chase Manhattan Bank, N.A. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO, Morgan Stanley and MFVAT (the Funds) are open-end, management investment companies registered under the 1940 Act. INVESCO is available only to employees of INVESCO and its affiliates. Morgan Stanley is available only to employees of Duke Energy Corporation and its affiliates.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                 PORTFOLIO INFORMATION
                                          ------------------------------------
                                                                     NET ASSET
                                           NUMBER OF     AGGREGATE     VALUE
INVESTMENT PORTFOLIO                        SHARES         COST      PER SHARE
----------------------------------------  -----------   -----------  ---------
Growth..................................     948,932    $ 2,440,814  $ 2.825
Investment Grade Income.................  13,562,728     14,903,780    1.132
Money Market............................     239,493        239,493    1.000
Equity Index............................  13,536,090     38,396,970    3.408
Government Bond.........................      21,852         23,339    1.068
Select Aggressive Growth................     327,317        758,928    2.460
Select Growth...........................   4,417,554      6,954,480    2.428
Select Growth and Income................     130,763        213,071    1.779
Select Value Opportunity*...............     376,025        622,506    1.685
Select International Equity.............   5,887,511      8,004,685    1.542
Select Capital Appreciation.............     151,273        255,007    1.640
Select Emerging Markets.................          14             11    0.784
Select Strategic Growth.................          --             --    0.973
Fidelity VIP High Income................       7,727         94,460   11.530
Fidelity VIP Equity-Income..............       6,268        147,964   25.420
Fidelity VIP Growth.....................      25,662        989,688   44.870
Fidelity VIP Overseas...................       3,371         64,973   20.050
Fidelity VIP II Asset Manager...........      35,703        596,082   18.160
T. Rowe Price International Stock.......      25,630        345,346   14.520
DGPF International Equity...............     518,876      8,108,940   16.480
INVESCO Industrial Income...............         496          8,306   18.610
INVESCO Total Return Fund...............       3,734         54,535   16.580
Morgan Stanley Fixed Income.............   1,854,379     20,020,925   10.700

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of up to 0.90% per annum based on the average daily net asset value of each certificate (certificate value) in each Sub-Account for mortality and expense risks. This charge may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 10

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

policy years, the Company may charge up to 0.25% per annum of the certificate value in each Sub-Account for administrative expenses. These expenses are included in insurance and other charges on the statements of operations and changes in net assets.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments and to independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998, 1997 and 1996, there were no surrender charges applicable to Group VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Group VEL during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES      SALES
-------------------------------------------------------  -----------  -----------
Growth.................................................  $ 2,052,447  $ 1,472,739
Investment Grade Income................................    5,969,134      647,046
Money Market...........................................    2,114,103   30,375,103
Equity Index...........................................   33,572,328    2,273,111
Government Bond........................................      255,140      272,421
Select Aggressive Growth...............................      885,682      359,264
Select Growth..........................................    2,934,986    2,107,270
Select Growth and Income...............................      178,977      145,345
Select Value Opportunity*..............................      474,714       88,897
Select International Equity............................    3,195,622      916,403
Select Capital Appreciation............................      277,803       80,922
Select Emerging Markets................................           11           --
Select Strategic Growth................................           --           --
Fidelity VIP High Income...............................       70,465       15,771
Fidelity VIP Equity-Income.............................      142,165       48,377
Fidelity VIP Growth....................................    1,365,432      712,988
Fidelity VIP Overseas..................................       44,455       28,896
Fidelity VIP II Asset Manager..........................    1,146,029      890,280
T. Rowe Price International Stock......................      258,653        8,333
DGPF International Equity..............................    8,257,164      239,377
INVESCO Industrial Income..............................        5,344        4,039
INVESCO Total Return Fund..............................       13,238        4,231
Morgan Stanley Fixed Income............................   20,494,409      482,118
                                                         -----------  -----------
  Totals...............................................  $83,708,301  $41,172,931
                                                         -----------  -----------
                                                         -----------  -----------

* Name changed. See Note 1.

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     WORCESTER, MASSACHUSETTS
                      GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                 GROUP VARI-EXCEPTIONAL LIFE PLUS



                        This Prospectus provides important information about
                        Group Vari-Exceptional Life Plus policies, a group
                        flexible premium variable life insurance policy
                        offered by Allmerica Financial Life Insurance and
                        Annuity Company. Certificates under the Policy are
                        available to eligible applicants who are members of a
                        non-qualified benefit plan having a minimum of five
                        or more members, depending on the group, and who are
   PLEASE READ THIS     Age 80 years old and under.
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.

                        The certificates are funded through the Group VEL Account, a separate investment account of the Company that is referred to as the Separate Account and a fixed interest account of the Company referred to as the General Account. Each Sub-Account invests its assets in the Money Market Fund of Allmerica Investment Trust or in the following investment portfolios of the Delaware Group Premium Fund, Inc. (certain Funds may not be available in all states).
    VARIABLE LIFE
   POLICIES INVOLVE
        RISKS
  INCLUDING POSSIBLE
  LOSS OF PRINCIPAL.




                                                         DELAWARE GROUP PREMIUM FUND, INC.
                        ----------------------------------------------------------------------------------------------------
 THIS PROSPECTUS MUST                                          Growth & Income Series
  BE ACCOMPANIED BY                                                 Devon Series
 PROSPECTUSES OF THE                                               DelCap Series
        FUNDS.                                                Aggressive Growth Series
                                                              Social Awareness Series
                                                                    REIT Series
                                                               Small Cap Value Series
                                                                    Trend Series
                                                            International Equity Series
                                                              Emerging Markets Series
                                                              Delaware Balanced Series
                                                                 Delchester Series
                                                              Capital Reserves Series
                                                              Strategic Income Series
                                                                Cash Reserve Series



                          This Prospectus can also be obtained from the
  THE CERTIFICATES ARE    Securities and Exchange Commission's website
        NOT:              (http://www.sec.gov).
 - A BANK DEPOSIT OR      IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
   OBLIGATION;            INSURANCE WITH THE POLICY.
 - FEDERALLY INSURED;     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
 - ENDORSED BY ANY        APPROVED OR DISAPPROVED THESE SECURITIES OR
   BANK OR                DETERMINED THAT THE INFORMATION IS TRUTHFUL OR
   GOVERNMENTAL           COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
   AGENCY.                CRIMINAL OFFENSE.

                        CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
                        ALLMERICA LIFE                                       440 LINCOLN STREET
                        P.O. BOX 8179                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MA 02266-8179                                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          7
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS............         16
INVESTMENT OBJECTIVES AND POLICIES....................................................         17
INVESTMENT ADVISORY SERVICES..........................................................         19
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         19
VOTING RIGHTS.........................................................................         20
THE CERTIFICATE.......................................................................         21
  Enrollment Form for a Certificate...................................................         21
  Free-Look Period....................................................................         21
  Conversion Privileges...............................................................         22
  Premium Payments....................................................................         22
  Allocation of Net Premiums..........................................................         23
  Transfer Privilege..................................................................         23
  Election of Death Benefit Options...................................................         24
  Guideline Premium Test and Cash Value Accumulation Test.............................         25
  Death Proceeds......................................................................         25
  Change in Death Benefit Option......................................................         28
  Change in Face Amount...............................................................         28
  Certificate Value and Surrender Value...............................................         29
  Payment Options.....................................................................         31
  Optional Insurance Benefits.........................................................         31
  Surrender...........................................................................         31
  Paid-Up Insurance Option............................................................         31
  Partial Withdrawal..................................................................         32
CHARGES AND DEDUCTIONS................................................................         32
  Premium Expense Charge..............................................................         32
  Monthly Deduction from Certificate Value............................................         33
  Charges Reflected in the Assets of the Separate Account.............................         36
  Surrender Charge....................................................................         36
  Charges on Partial Withdrawal.......................................................         38
  Transfer Charges....................................................................         38
  Charge for Change in Face Amount....................................................         39
  Other Administrative Charges........................................................         39
  Certificate Loans...................................................................         39
CERTIFICATE TERMINATION AND REINSTATEMENT.............................................         40
OTHER CERTIFICATE PROVISIONS..........................................................         42
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         44
DISTRIBUTION..........................................................................         45
REPORTS...............................................................................         45
LEGAL PROCEEDINGS.....................................................................         46
FURTHER INFORMATION...................................................................         46
INDEPENDENT ACCOUNTANTS...............................................................         46
FEDERAL TAX CONSIDERATIONS............................................................         46
  The Company and the Separate Account................................................         46
  Taxation of the Certificates........................................................         47
  Certificate Loans...................................................................         47
  Modified Endowment Contracts........................................................         48
MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         48
YEAR 2000 DISCLOSURE..................................................................         50
FINANCIAL STATEMENTS..................................................................         50

APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS.........................................................        B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES AND ACCUMULATED
  PREMIUMS............................................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1
APPENDIX E -- PERFORMANCE INFORMATION.................................................        E-1
FINANCIAL STATEMENTS..................................................................        F-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.


CERTIFICATE OWNERS: The person(s) or entity entitled to exercise the rights and privileges under the Certificate.


CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.


COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial.


DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard

Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.


SUB-ACCOUNT: A subdivision of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Series of Delaware Group Premium Fund, Inc. ("DGPF") or the Money Market Fund of Allmerica Investment Trust ("Trust").


SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.

UNDERLYING FUNDS ("FUNDS"): The Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Balanced Series, Delchester Series, Capital Reserves Series, Strategic Income Series and Cash Reserve Series of Delaware Group Premium Fund, Inc. and the Money Market Fund of Allmerica Investment Trust.


UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                                    SUMMARY


The following is a summary of the Certificates and the Policy. It highlights key points from the Prospectus which follows. If you are considering the purchase of this product, you should read the Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product.



Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's Surrender Value, or the Certificate may be fully surrendered at any time, subject to certain limitations.



There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.



If the Certificate is in effect at the death of the Insured, the Company will pay a Death Benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any Debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. If the Guideline Premium Test is in effect (see "Election of Death Benefit Options"), you may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate Value in addition to a fixed insurance amount) and may change between Death Benefit Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Death Benefit Option 3 (the Death Benefit is fixed in amount) will apply. A Minimum Death Benefit, equivalent to a percentage of the Certificate Value, will apply if greater than the Death Benefit otherwise payable under Option 1, Option 2 or Option 3.



In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."


THE CERTIFICATE

The Certificate issued under a group flexible premium variable life policy offered by this Prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

    - life insurance coverage on the named Insured;

    - Certificate Value;

    - surrender rights and partial withdrawal rights;

    - loan privileges; and

    - in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide Death Benefits, Certificate Values, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

SURRENDER CHARGES

At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The surrender charge may be imposed, depending on the group to which the Policy is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGES FOR THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR AN INCREASE IN FACE AMOUNT

A separate surrender charge may apply to and be calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

This maximum surrender charge with respect to an increase remains level for up to 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

In the event of a decrease in the Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.


PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes, and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. See CHARGES AND DEDUCTIONS -- "Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.


You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.


The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is up to the smaller of 2% of the amount withdrawn, or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See

CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $40, may be deducted from the Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See THE CERTIFICATE -- "Change in Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Change in Face Amount."

TRANSFER CHARGE

The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE CERTIFICATE -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. See CHARGES AND DEDUCTIONS -- "Charges Reflected in the Assets of the Separate Account." The levels of fees and expenses vary among the Underlying Funds.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Accounts to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the

Face Amount plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE CERTIFICATE -- "Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See THE CERTIFICATE -- "Change in Face Amount."

The minimum increase in the Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider and Exchange Option Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Certificate Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

CERTIFICATE ISSUANCE

At the time of enrollment, the proposed Insured will complete an enrollment form which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examination, if any, are completed. If the proposed Insured cannot answer the eligibility questions "No," and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right-to-Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be allocated to the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen no later than the expiration of the period during which you may exercise the "Right-to-Examine Certificate" provision.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate, together with its attached enrollment form, constitutes the entire agreement between you and the Company. Net Premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE CERTIFICATE -- "Allocation of Net Premiums."

Premiums allocated to the General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

INVESTMENT OPTIONS


The Certificates permit Net Premiums to be allocated either to the General Account or to the Separate Account. The Separate Account is currently comprised of 46 Sub-Accounts. Of these 46 Sub-Accounts, 16 are available to the Certificates. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International Advisers Ltd. ("Delaware International"); and Delaware Management Company, Inc. ("Delaware Management") or the Allmerica Investment Trust managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"). In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE CERTIFICATE -- "Transfer Privilege."


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS.

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998. For more information concerning fees and expenses, see the prospectus of the Underlying Funds.



                                                           MANAGEMENT FEE      OTHER EXPENSES       TOTAL FUND EXPENSES
                                                          (AFTER VOLUNTARY   (AFTER APPLICABLE          (AFTER ANY
UNDERLYING FUND                                               WAIVERS)        REIMBURSEMENTS)     WAIVERS/REIMBURSEMENTS)
-------------------------------------------------------  ------------------  ------------------  -------------------------
Growth & Income Series.................................          0.60%               0.11%                 0.71%(2)
Devon Series...........................................          0.65%               0.06%                 0.71%(2)
DelCap Series..........................................          0.74%               0.11%                 0.85%(1)(2)
Aggressive Growth Series(@)............................          0.68%               0.17%                 0.85%(1)(2)
Social Awareness Series................................          0.71%               0.14%                 0.85%(1)(2)
REIT Series(@).........................................          0.58%               0.27%                 0.85%(1)(2)
Small Cap Value Series.................................          0.75%               0.10%                 0.85%(2)
Trend Series...........................................          0.75%               0.10%                 0.85%(2)
International Equity Series............................          0.82%               0.13%                 0.95%(1)(2)
Emerging Markets Series................................          1.08%               0.42%                 1.50%(1)(2)
Delaware Balanced Series...............................          0.65%               0.10%                 0.75%(2)
Delchester Series......................................          0.65%               0.10%                 0.75%(2)
Capital Reserves Series................................          0.50%               0.19%                 0.69%(2)
Strategic Income Series................................          0.64%               0.16%                 0.80%(1)(2)
Cash Reserve Series....................................          0.45%               0.09%                 0.54%(2)
Money Market Fund......................................          0.26%               0.06%                 0.32%(3)



(@) The Aggressive Growth Series had not commenced operations as of December 31, 1998. Expenses shown are based on estimated and annualized amounts. Actual expenses may be greater or less than shown. The REIT Series commenced operations on May 1, 1998. Expenses shown are based on annualized amounts.



(1) For the fiscal year ended December 31, 1998, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.86% for DelCap Series, 0.89% for Social Awareness Series, 1.02% for REIT Series, 1.67% for Emerging Markets Series, 0.81% for Strategic Income Series, 0.98% for International Equity Series and are anticipated to be 0.92% for Aggressive Growth Series.



(2) The investment adviser for the Growth & Income Series (formerly known as "Decatur Total Return Series"), Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series (formerly known as "Delaware Series"), Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1999 through October 31, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 0.85% for DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 1999. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999.



(3) Until further notice, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund. The total operating expenses of this Fund was less than its expense limitation throughout 1998.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or
(c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.


When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in The Face Amount, a right to cancel the increase also applies. See THE CERTIFICATE -- "Free-Look Period."


CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same face amount, issue Age, Date of Issue, and risk classifications as the original Certificate. See THE CERTIFICATE -- "Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE CERTIFICATE -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate year is 75% of an amount equal to the Certificate Value less surrender charge, Monthly Deductions, and interest on the Certificate loan to the end of the Certificate year. Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.

Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Accounts to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See CERTIFICATE LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

Failure to make premium payments will not cause a Certificate to lapse unless:
(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds the Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), the Certificate may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See CERTIFICATE TERMINATION AND REINSTATEMENT.

TAX TREATMENT

The Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on the Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Certificates."

The Certificate offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

The Certificate summarizes the provisions of the group Policy under which it is issued, which has the purpose of providing insurance protection for the Beneficiary named therein. References to Certificate rights and features are intended to represent a Certificate Owner's rights and benefits under the group Policy. This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. Further detail is provided in this Prospectus, the Certificate and the group Policy. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office"). Prior to October 1, 1995, the Company was known as SMA Life Assurance Company. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), formerly State Mutual Life Assurance Company of America, 440 Lincoln Street, Worcester, Massachusetts. First Allmerica, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.


The assets used to fund the variable portion of the Certificates are set aside in the Separate Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 43 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Delaware Group Premium Fund, Inc. or the Money Market Fund of Allmerica Investment Trust.

DELAWARE GROUP PREMIUM FUND, INC.


Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. Fifteen investment portfolios are available under the Certificates: Growth & Income, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Balanced Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series (collectively, the "Underlying Funds"). The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund have no effect on the investment performance of another Underlying Fund. Shares of the Underlying Funds are not offered to the general public but solely to separate accounts of life insurance companies.



The investment adviser for the Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, and the Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International").


ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust ("Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment funds. The Trust was established as a Massachusetts business trust on October 11, 1984 for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other insurance companies. One investment portfolio of the Trust ("Fund") is available under the Certificates, issuing a series of shares: the Money Market Fund. Shares of the Trust are not offered to the general public but solely to the separate account. AFIMS serves as investment adviser for the Money Market Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANY MAY BE FOUND IN THE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.


GROWTH & INCOME SERIES -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Fund formerly was known as Decatur Total Return Series.


DEVON SERIES -- seeks current income and capital appreciation. It seeks to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes exhibit the potential for above-average dividend increases over time.

DELCAP SERIES -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.

AGGRESSIVE GROWTH SERIES -- seeks to provide long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies which the investment manager believes have the potential for high earnings growth.


SOCIAL AWARENESS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

REIT SERIES -- seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry.

SMALL CAP VALUE SERIES -- seeks capital appreciation by investing in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also will be placed on securities of companies that temporarily may be out of favor or whose value is not yet recognized by the market.

TREND SERIES -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

EMERGING MARKETS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.


DELAWARE BALANCED SERIES -- seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Fund formerly was known as Delaware Series.



DELCHESTER SERIES -- seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as "junk bonds"), U.S. government securities and commercial paper. Please read the Fund's prospectus disclosure regarding the risk factors before investing in this Series.


CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.


STRATEGIC INCOME SERIES -- seeks high current income and total return. It seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities market: high yield, higher-risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. The Fund also may invest in U.S. equity securities.


CASH RESERVE SERIES -- a money market fund which seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments.

MONEY MARKET FUND -- The Money Market Fund is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES


For managing the portfolios of the Underlying Funds and making the investment decisions, the investment advisers are paid an annual fee based on the average daily net assets of their respective Underlying Series for management services. The Cash Reserve Series management fee rate is as follows: 0.45% on the first $500 million, 0.40% on the next $500 million, 0.35% on the next $1,500 million and 0.30% on assets in excess of $2,500 million; the Capital Reserves Series management fee rate is as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on assets in excess of $2,500 million; the Growth & Income Series, Delchester Series, Delaware Balanced Series, Devon Series and Strategic Income Series management fee rate is as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on assets in excess of $2,500 million; the DelCap Series, Aggressive Growth Series, Small Cap Value Series, Trend Series, Social Awareness Series, REIT Series management fee rate is as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on assets in excess of $2,500 million; the International Equity Series management fee rate is as follows:
0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on assets in excess of $2,500 million; and the Emerging Markets Series management fee rate is as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million and 1.10% on assets in excess of $2,500 million.


For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of the Money Market Fund as follows:

Money Market Fund              First $50 million        0.35%
                               Next $200 million        0.25%
                               Over $250 million        0.20%

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

Shares of the Series of DGPF are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). Shares of the Money Market Fund of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity and variable life contracts ("mixed funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company, DGPF and the Trust do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.


                                THE CERTIFICATE

ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Certificate provides for a full refund of the initial payment under its "Right-to-Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be transferred to the Sub-Account investing in the Cash Reserve Series of DGPF upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right-to-Examine Certificate" provision. If the "Payor Provision" is in effect, (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Payor Provisions"), Payor premiums which are not "excess premiums" will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will, within seven days, mail a refund. The refund of any premium paid by check may be delayed until the check has cleared your bank. If the Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or
(b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If the Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account.

After an increase in the Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed, (b) 10 days after you receive the new specifications pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you. Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Separate Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly

Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE TERMINATION AND REINSTATEMENT.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PREMIUMS


The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%. You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of a Certificate Owner identify themselves by name and identify the Certificate Owner by name, date of birth, or social security number. All transfer instructions by telephone are tape recorded. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.


The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE CERTIFICATE -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.


Transfers to and from the General Account are currently permitted only if:


(a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

(b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Certificate.

These rules are subject to change by the Company.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Account which invests in the Cash Reserve Series to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option"), or (b) to automatically reallocate Certificate Value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITATIONS

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a minimum death benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.


The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash

Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the minimum Death Benefit relative to the Certificate Value are different. Required increases in the minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

DEATH PROCEEDS

As long as the Certificate remains in force (see CERTIFICATE TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                          MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

 Age of Insured                                                Percentage of
on Date of Death                                             Certificate Value
----------------------------------------------------------  -------------------
    40 and under..........................................            250%
    45....................................................            215%
    50....................................................            185%
    55....................................................            150%
    60....................................................            130%
    65....................................................            120%
    70....................................................            115%
    75....................................................            105%
    80....................................................            105%
    85....................................................            105%
    90....................................................            105%
    95 and above..........................................            100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Minimum Death Benefit of $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Minimum Death Benefit will be $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made. If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.


If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.


CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See THE CERTIFICATE -- "Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See APPENDIX B -- PAYMENT OPTIONS.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

For important tax considerations which may result from surrender see FEDERAL TAX CONSIDERATIONS.

PAID-UP INSURANCE OPTION

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.

    - We will not allow transfers of Certificate Value from the General Account back to the Separate Account.

    - You may not make further payments.

    - You may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt. We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%.

Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the Monthly Deductions. The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See "Charge for Change in Face Amount."


You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.


The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE

If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face

Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

       - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3,

                                           OR

       - the Face Amount plus the Certificate Value under Death Benefit Option
         2.

When the Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount. See THE CERTIFICATE -- "Change in Face Amount: Decreases."

COST OF INSURANCE RATES

This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each

Certificate year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the

Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and Statements of Additional Information of DGPF and the Trust have additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where
(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in the Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL


After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charges.

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year. See THE CERTIFICATE -- "Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the Money Market Fund of the Trust to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). The current credited rate is 7.1% (8% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    - a written enrollment form for reinstatement,

    - Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

    - an amount equal to the Certificate Value less Debt on the date of default; MINUS

    - the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

The following Certificate provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION
WITH COMPANY                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director (since 1996), Vice President (since 1984) and
  Director                          Assistant Secretary (since 1992) of First Allmerica

Abigail M. Armstrong                Secretary (since 1996) and Counsel (since 1991) of First
  Secretary and Counsel             Allmerica; Secretary (since 1988) and Counsel (since
                                    1994) of Allmerica Investments, Inc.; and Secretary
                                    (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

Warren E. Barnes                    Vice President (since 1996) and Corporate Controller
  Vice President and Corporate      (since 1998) of First Allmerica
  Controller

Robert E. Bruce                     Director and Chief Information Officer (since 1997) and
  Director and Chief                Vice President (since 1995) of First Allmerica; and
  Information Officer               Corporate Manager (1979 to 1995) of Digital Equipment
                                    Corporation

John P. Kavanaugh                   Director and Chief Investment Officer (since 1996) and
  Director, Vice President and      Vice President (since 1991) of First Allmerica; and Vice
  Chief Investment Officer          President (since 1998) of Allmerica Financial Investment
                                    Management Services, Inc.

John F. Kelly                       Director (since 1996), Senior Vice President (since
  Director, Vice President and      1986), General Counsel (since 1981) and Assistant
  General Counsel                   Secretary (since 1991) of First Allmerica; Director
                                    (since 1985) of Allmerica Investments, Inc.; and
                                    Director (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

J. Barry May                        Director (since 1996) of First Allmerica; Director and
  Director                          President (since 1996) of The Hanover Insurance Company;
                                    and Vice President (1993 to 1996) of The Hanover
                                    Insurance Company

James R. McAuliffe                  Director (since 1996) of First Allmerica; Director
  Director                          (since 1992), President (since 1994) and Chief Executive
                                    Officer (since 1996) of Citizens Insurance Company of
                                    America

John F. O'Brien                     Director, President and Chief Executive Officer (since
  Director and Chairman             1989) of First Allmerica; Director (since 1989) of
  of the Board                      Allmerica Investments, Inc.; and Director and Chairman
                                    of the Board (since 1990) of Allmerica Financial
                                    Investment Management Services, Inc.

Edward J. Parry, III                Director and Chief Financial Officer (since 1996) and
  Director, Vice President,         Vice President and Treasurer (since 1993) of First
  Chief Financial Officer and       Allmerica; Treasurer (since 1993) of Allmerica
  Treasurer                         Investments, Inc.; and Treasurer (since 1993) of
                                    Allmerica Financial Investment Management Services, Inc.

Richard M. Reilly                   Director (since 1996) and Vice President (since 1990) of
  Director, President and           First Allmerica; Director (since 1990) of Allmerica
  Chief Executive Officer           Investments, Inc.; and Director and President (since
                                    1998) of Allmerica Financial Investment Management
                                    Services, Inc.

NAME AND POSITION
WITH COMPANY                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Robert P. Restrepo, Jr.             Director and Vice President (since 1998) of First
  Director                          Allmerica; Chief Executive Officer (1996 to 1998) of
                                    Travelers Property & Casualty; Senior Vice President
                                    (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                    Director (since 1996) and Vice President (since 1990) of
  Director and Vice President       First Allmerica; Director (since 1991) of Allmerica
                                    Investments, Inc.; and Director (since 1991) of
                                    Allmerica Financial Investment Management Services, Inc.

Phillip E. Soule                    Director (since 1996) and Vice President (since 1987) of
  Director                          First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in the specified Face Amount, changes in the Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Group VEL Account as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company will review periodically the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

CERTIFICATE LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies or certificates covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level premiums.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under the Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CERTIFICATE LOANS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              YEAR 2000 DISCLOSURE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company and for the Separate Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. The financial statements for the Sub-Accounts investing in the portfolios of DGPF and the Trust are not included because sales have not yet begun.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits are available for issue under the Certificates for an additional charge.

WAIVER OF PREMIUM RIDER

    This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present, this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

OPTION TO ACCELERATE BENEFITS RIDER

    This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

EXCHANGE TO TERM INSURANCE RIDER

    This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.

CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise by deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Separate Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Certificate issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates and the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES


The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Certificate Value, and the monthly charge against the Separate Account for mortality and expense risks. In both the Current Cost of Insurance Charges tables and the Guaranteed Cost of Insurance Charges tables, the Separate Account charge for mortality and expense risks is equivalent to an effective annual rate of 0.90% of the average monthly value of the assets in the Separate Account attributable to the Certificates.


EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary and, in 1998, ranged from an annual rate of 0.32% to an annual rate of 1.50% of average daily net assets. The fees and expenses associated with the Certificate may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Certificate Value among the Sub-Accounts.



For the fiscal year ended December 31, 1998, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.86% for DelCap Series, 0.89% for Social Awareness Series, 1.02% for REIT Series, 1.67% for Emerging Markets Series, 0.81% for Strategic

Income Series, 0.98% for International Equity Series and are anticipated to be 0.92% for Aggressive Growth Series.



The investment adviser for the Growth & Income Series (formerly known as "Decatur Total Return Series"), Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series (formerly known as "Delaware Series"), Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1999 through October 31, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 0.85% for DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 1999. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999.



Until further notice, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund. The total operating expenses of this Fund was less than its expense limitation throughout 1998.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to this Fund. This limitation may be termintated at any time.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


NET ANNUAL RATES OF INVESTMENT

Taking into account the 0.90% charge to the Separate Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSUREDS' AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

               PREMIUMS
               PAID PLUS           HYPOTHETICAL 0%                      HYPOTHETICAL 6%               HYPOTHETICAL 12%
               INTEREST        GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
                 AT 5%    ----------------------------------  -----------------------------------  -----------------------
 CERTIFICATE   PER YEAR   SURRENDER   CERTIFICATE    DEATH    SURRENDER   CERTIFICATE     DEATH    SURRENDER   CERTIFICATE
    YEAR          (1)       VALUE      VALUE (2)    BENEFIT     VALUE      VALUE (2)     BENEFIT     VALUE      VALUE (2)
 -----------   ---------  ---------   -----------   --------  ---------   ------------   --------  ---------   -----------
      1          4,410          65        3,450      250,000       291         3,676      250,000       518        3,903
      2          9,041       2,951        6,805      250,000     3,620         7,473      250,000     4,316        8,169
      3         13,903       7,934       10,065      250,000     9,263        11,395      250,000    10,704       12,836
      4         19,008      12,163       13,228      250,000    14,377        15,442      250,000    16,873       17,939
      5         24,368      16,296       16,296      250,000    19,621        19,621      250,000    23,525       23,525
      6         29,996      19,268       19,268      250,000    23,935        23,935      250,000    29,640       29,640
      7         35,906      22,138       22,138      250,000    28,382        28,382      250,000    36,334       36,334
      8         42,112      24,908       24,908      250,000    32,969        32,969      250,000    43,667       43,667
      9         48,627      27,576       27,576      250,000    37,701        37,701      250,000    51,705       51,705
     10         55,469      30,140       30,140      250,000    42,579        42,579      250,000    60,520       60,520
     11         62,652      32,682       32,682      250,000    47,723        47,723      250,000    70,353       70,353
     12         70,195      35,090       35,090      250,000    53,013        53,013      250,000    81,150       81,150
     13         78,114      37,361       37,361      250,000    58,452        58,452      250,000    93,019       93,019
     14         86,430      39,499       39,499      250,000    64,054        64,054      250,000   106,088      106,088
     15         95,161      41,496       41,496      250,000    69,820        69,820      250,000   120,492      120,492
     16        104,330      43,340       43,340      250,000    75,753        75,753      250,000   136,384      136,384
     17        113,956      45,054       45,054      250,000    81,883        81,883      250,000   153,957      153,957
     18        124,064      46,624       46,624      250,000    88,214        88,214      250,000   173,412      173,412
     19        134,677      48,039       48,039      250,000    94,752        94,752      250,000   194,975      194,975
     20        145,821      49,286       49,286      250,000   101,503       101,503      250,000   218,864      218,864
   Age 60       95,161      41,496       41,496      250,000    69,820        69,820      250,000   120,492      120,492
   Age 65      145,821      49,286       49,286      250,000   101,503       101,503      250,000   218,864      218,864
   Age 70      210,477      52,152       52,152      250,000   138,660       138,660      250,000   379,123      379,123
   Age 75      292,995      47,495       47,495      250,000   183,503       183,503      250,000   637,554      637,554


 CERTIFICATE   DEATH
    YEAR      BENEFIT
 -----------  --------
      1        250,000
      2        250,000
      3        250,000
      4        250,000
      5        250,000
      6        250,000
      7        250,000
      8        250,000
      9        250,000
     10        250,000
     11        250,000
     12        250,000
     13        250,000
     14        250,000
     15        250,000
     16        250,000
     17        250,000
     18        250,000
     19        250,000
     20        267,014
   Age 60      250,000
   Age 65      267,014
   Age 70      439,783
   Age 75      682,183


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

               PREMIUMS
               PAID PLUS           HYPOTHETICAL 0%                      HYPOTHETICAL 6%               HYPOTHETICAL 12%
               INTEREST        GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
                 AT 5%    ----------------------------------  -----------------------------------  -----------------------
 CERTIFICATE   PER YEAR   SURRENDER   CERTIFICATE    DEATH    SURRENDER   CERTIFICATE     DEATH    SURRENDER   CERTIFICATE
    YEAR          (1)       VALUE      VALUE (2)    BENEFIT     VALUE      VALUE (2)     BENEFIT     VALUE      VALUE (2)
 -----------   ---------  ---------   -----------   --------  ---------   ------------   --------  ---------   -----------
      1          4,410           0        2,644      250,000         0         2,833      250,000         0        3,021
      2          9,041       1,330        5,183      250,000     1,872         5,726      250,000     2,438        6,291
      3         13,903       5,484        7,616      250,000     6,547         8,678      250,000     7,701        9,832
      4         19,008       8,869        9,935      250,000    10,619        11,684      250,000    12,599       13,664
      5         24,368      12,141       12,141      250,000    14,746        14,746      250,000    17,818       17,818
      6         29,996      14,231       14,231      250,000    17,862        17,862      250,000    22,323       22,323
      7         35,906      16,191       16,191      250,000    21,018        21,018      250,000    27,202       27,202
      8         42,112      18,014       18,014      250,000    24,209        24,209      250,000    32,488       32,488
      9         48,627      19,686       19,686      250,000    27,422        27,422      250,000    38,214       38,214
     10         55,469      21,195       21,195      250,000    30,644        30,644      250,000    44,414       44,414
     11         62,652      22,592       22,592      250,000    33,953        33,953      250,000    51,257       51,257
     12         70,195      23,810       23,810      250,000    37,268        37,268      250,000    58,707       58,707
     13         78,114      24,839       24,839      250,000    40,580        40,580      250,000    66,832       66,832
     14         86,430      25,672       25,672      250,000    43,886        43,886      250,000    75,712       75,712
     15         95,161      26,295       26,295      250,000    47,174        47,174      250,000    85,436       85,436
     16        104,330      26,679       26,679      250,000    50,422        50,422      250,000    96,095       96,095
     17        113,956      26,801       26,801      250,000    53,611        53,611      250,000   107,803      107,803
     18        124,064      26,623       26,623      250,000    56,708        56,708      250,000   120,688      120,688
     19        134,677      26,095       26,095      250,000    59,675        59,675      250,000   134,895      134,895
     20        145,821      25,171       25,171      250,000    62,471        62,471      250,000   150,609      150,609
   Age 60       95,161      26,295       26,295      250,000    47,174        47,174      250,000    85,436       85,436
   Age 65      145,821      25,171       25,171      250,000    62,471        62,471      250,000   150,609      150,609
   Age 70      210,477      13,032       13,032      250,000    72,707        72,707      250,000   260,185      260,185
   Age 75      292,995           0            0      250,000    70,410        70,410      250,000   438,328      438,328


 CERTIFICATE   DEATH
    YEAR      BENEFIT
 -----------  --------
      1        250,000
      2        250,000
      3        250,000
      4        250,000
      5        250,000
      6        250,000
      7        250,000
      8        250,000
      9        250,000
     10        250,000
     11        250,000
     12        250,000
     13        250,000
     14        250,000
     15        250,000
     16        250,000
     17        250,000
     18        250,000
     19        250,000
     20        250,000
   Age 60      250,000
   Age 65      250,000
   Age 70      301,814
   Age 75      469,011


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30

                                                 SPECIFIED FACE AMOUNT = $75,000

                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

               PREMIUMS
               PAID PLUS           HYPOTHETICAL 0%                      HYPOTHETICAL 6%               HYPOTHETICAL 12%
               INTEREST        GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
                 AT 5%    ----------------------------------  -----------------------------------  -----------------------
 CERTIFICATE   PER YEAR   SURRENDER   CERTIFICATE    DEATH    SURRENDER   CERTIFICATE     DEATH    SURRENDER   CERTIFICATE
    YEAR          (1)       VALUE      VALUE (2)    BENEFIT     VALUE      VALUE (2)     BENEFIT     VALUE      VALUE (2)
 -----------   ---------  ---------   -----------   --------  ---------   ------------   --------  ---------   -----------
      1          1,470         239        1,163       76,163       315         1,239       76,239       390        1,315
      2          3,014       1,251        2,301       77,301     1,476         2,526       77,526     1,709        2,759
      3          4,634       2,926        3,416       78,416     3,373         3,863       78,863     3,858        4,347
      4          6,336       4,262        4,506       79,506     5,007         5,252       80,252     5,848        6,092
      5          8,123       5,572        5,572       80,572     6,694         6,694       81,694     8,009        8,009
      6          9,999       6,614        6,614       81,614     8,190         8,190       83,190    10,114       10,114
      7         11,969       7,632        7,632       82,632     9,743         9,743       84,743    12,426       12,426
      8         14,037       8,626        8,626       83,626    11,355        11,355       86,355    14,966       14,966
      9         16,209       9,594        9,594       84,594    13,025        13,025       88,025    17,754       17,754
     10         18,490      10,538       10,538       85,538    14,757        14,757       89,757    20,815       20,815
     11         20,884      11,487       11,487       86,487    16,591        16,591       91,591    24,231       24,231
     12         23,398      12,412       12,412       87,412    18,497        18,497       93,497    27,989       27,989
     13         26,038      13,314       13,314       88,314    20,477        20,477       95,477    32,126       32,126
     14         28,810      14,192       14,192       89,192    22,532        22,532       97,532    36,679       36,679
     15         31,720      15,047       15,047       90,047    24,667        24,667       99,667    41,689       41,689
     16         34,777      15,877       15,877       90,877    26,882        26,882      101,882    47,203       47,203
     17         37,985      16,683       16,683       91,683    29,182        29,182      104,182    53,272       53,272
     18         41,355      17,465       17,465       92,465    31,568        31,568      106,568    59,951       59,951
     19         44,892      18,221       18,221       93,221    34,044        34,044      109,044    67,302       67,302
     20         48,607      18,951       18,951       93,951    36,611        36,611      111,611    75,394       75,394
   Age 60       97,665      24,489       24,489       99,489    67,803        67,803      142,803   217,674      217,674
   Age 65      132,771      25,558       25,558      100,558    87,380        87,380      162,380   359,341      359,341
   Age 70      177,576      24,833       24,833       99,833   109,533       109,533      184,533   587,281      587,281
   Age 75      234,759      21,425       21,425       96,425   133,642       133,642      208,642   954,540      954,540


 CERTIFICATE    DEATH
    YEAR       BENEFIT
 -----------  ----------
      1           76,315
      2           77,759
      3           79,347
      4           81,092
      5           83,009
      6           85,114
      7           87,426
      8           89,966
      9           92,754
     10           95,815
     11           99,231
     12          102,989
     13          107,126
     14          111,679
     15          116,689
     16          122,203
     17          128,272
     18          134,951
     19          142,302
     20          150,394
   Age 60        292,674
   Age 65        438,396
   Age 70        681,246
   Age 75      1,029,540


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30

                                                 SPECIFIED FACE AMOUNT = $75,000

                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

               PREMIUMS
               PAID PLUS           HYPOTHETICAL 0%                      HYPOTHETICAL 6%               HYPOTHETICAL 12%
               INTEREST        GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
                 AT 5%    ----------------------------------  -----------------------------------  -----------------------
 CERTIFICATE   PER YEAR   SURRENDER   CERTIFICATE    DEATH    SURRENDER   CERTIFICATE     DEATH    SURRENDER   CERTIFICATE
    YEAR          (1)       VALUE      VALUE (2)    BENEFIT     VALUE      VALUE (2)     BENEFIT     VALUE      VALUE (2)
 -----------   ---------  ---------   -----------   --------  ---------   ------------   --------  ---------   -----------
      1          1,470          40          964       75,964       105         1,030       76,030       171        1,095
      2          3,014         857        1,907       76,907     1,048         2,098       77,098     1,247        2,297
      3          4,634       2,339        2,828       77,828     2,717         3,207       78,207     3,128        3,617
      4          6,336       3,484        3,728       78,728     4,112         4,357       79,357     4,821        5,066
      5          8,123       4,605        4,605       79,605     5,547         5,547       80,547     6,653        6,653
      6          9,999       5,459        5,459       80,459     6,780         6,780       81,780     8,395        8,395
      7         11,969       6,289        6,289       81,289     8,055         8,055       83,055    10,303       10,303
      8         14,037       7,096        7,096       82,096     9,374         9,374       84,374    12,394       12,394
      9         16,209       7,876        7,876       82,876    10,735        10,735       85,735    14,684       14,684
     10         18,490       8,631        8,631       83,631    12,141        12,141       87,141    17,192       17,192
     11         20,884       9,384        9,384       84,384    13,623        13,623       88,623    19,985       19,985
     12         23,398      10,109       10,109       85,109    15,155        15,155       90,155    23,050       23,050
     13         26,038      10,810       10,810       85,810    16,740        16,740       91,740    26,415       26,415
     14         28,810      11,483       11,483       86,483    18,375        18,375       93,375    30,108       30,108
     15         31,720      12,129       12,129       87,129    20,064        20,064       95,064    34,164       34,164
     16         34,777      12,745       12,745       87,745    21,806        21,806       96,806    38,616       38,616
     17         37,985      13,332       13,332       88,332    23,603        23,603       98,603    43,505       43,505
     18         41,355      13,888       13,888       88,888    25,455        25,455      100,455    48,873       48,873
     19         44,892      14,411       14,411       89,411    27,362        27,362      102,362    54,767       54,767
     20         48,607      14,902       14,902       89,902    29,326        29,326      104,326    61,239       61,239
   Age 60       97,665      17,230       17,230       92,230    51,608        51,608      126,608   173,185      173,185
   Age 65      132,771      15,680       15,680       90,680    63,695        63,695      138,695   282,555      282,555
   Age 70      177,576      10,763       10,763       85,763    74,549        74,549      149,549   456,075      456,075
   Age 75      234,759         454          454       75,454    81,247        81,247      156,247   731,074      731,074


 CERTIFICATE    DEATH
    YEAR       BENEFIT
 -----------  ----------
      1           76,095
      2           77,297
      3           78,617
      4           80,066
      5           81,653
      6           83,395
      7           85,303
      8           87,394
      9           89,684
     10           92,192
     11           94,985
     12           98,050
     13          101,415
     14          105,108
     15          109,164
     16          113,616
     17          118,505
     18          123,873
     19          129,767
     20          136,239
   Age 60        248,185
   Age 65        357,555
   Age 70        531,075
   Age 75        806,074


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES

               PREMIUMS
               PAID PLUS           HYPOTHETICAL 0%                      HYPOTHETICAL 6%                HYPOTHETICAL 12%
               INTEREST        GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
                 AT 5%    ----------------------------------  -----------------------------------  ------------------------
 CERTIFICATE   PER YEAR   SURRENDER   CERTIFICATE    DEATH    SURRENDER   CERTIFICATE     DEATH    SURRENDER   CERTIFICATE
    YEAR          (1)       VALUE      VALUE (2)    BENEFIT     VALUE      VALUE (2)     BENEFIT     VALUE      VALUE (2)
 -----------   ---------  ---------   -----------   --------  ---------   ------------   --------  ----------  ------------
      1         13,818       7,656       11,938      250,000     8,402        12,684      250,000      9,148        13,430
      2         28,327      18,161       23,627      250,000    20,401        25,867      250,000     22,731        28,197
      3         43,561      32,943       35,074      250,000    37,441        39,572      250,000     42,308        44,440
      4         59,557      45,216       46,281      250,000    52,756        53,821      250,000     61,244        62,309
      5         76,353      57,256       57,256      250,000    68,641        68,641      250,000     81,978        81,978
      6         93,989      68,004       68,004      250,000    84,057        84,057      250,000    103,596       103,596
      7        112,506      78,525       78,525      250,000   100,081       100,081      260,210    127,257       127,257
      8        131,950      88,828       88,828      250,000   116,658       116,658      293,978    153,152       153,152
      9        152,365      98,918       98,918      250,000   133,806       133,806      326,486    181,488       181,488
     10        173,801     108,762      108,762      257,765   151,535       151,535      359,138    212,483       212,483
     11        196,309     118,647      118,647      272,888   170,269       170,269      391,619    246,940       246,940
     12        219,943     128,273      128,273      286,048   189,647       189,647      422,912    284,656       284,656
     13        244,758     137,642      137,642      297,306   209,683       209,683      452,915    325,929       325,929
     14        270,814     146,758      146,758      308,191   230,396       230,396      483,832    371,087       371,087
     15        298,173     155,621      155,621      317,467   251,798       251,798      513,668    420,474       420,474
     16        326,899     164,222      164,222      326,801   273,884       273,884      545,029    474,439       474,439
     17        357,062     172,597      172,597      333,113   296,726       296,726      572,681    533,492       533,492
     18        388,733     180,737      180,737      339,786   320,322       320,322      602,205    598,060       598,060
     19        421,988     188,643      188,643      345,217   344,687       344,687      630,777    668,638       668,638
     20        456,905     196,319      196,319      349,448   369,840       369,840      658,316    745,769       745,769
   Age 60      298,173     155,621      155,621      317,467   251,798       251,798      513,668    420,474       420,474
   Age 65      456,905     196,319      196,319      349,448   369,840       369,840      658,316    745,769       745,769
   Age 70      659,493     230,918      230,918      364,851   507,106       507,106      801,227  1,249,851     1,249,851
   Age 75      918,052     259,634      259,634      368,680   664,813       664,813      944,034  2,024,008     2,024,008


 CERTIFICATE    DEATH
    YEAR       BENEFIT
 -----------  ----------
      1          250,000
      2          250,000
      3          250,000
      4          250,000
      5          250,000
      6          277,638
      7          330,869
      8          385,944
      9          442,831
     10          503,585
     11          567,961
     12          634,782
     13          704,007
     14          779,282
     15          857,768
     16          944,134
     17        1,029,640
     18        1,124,354
     19        1,223,607
     20        1,327,469
   Age 60        857,768
   Age 65      1,327,469
   Age 70      1,974,765
   Age 75      2,874,091


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES

               PREMIUMS
               PAID PLUS           HYPOTHETICAL 0%                      HYPOTHETICAL 6%                HYPOTHETICAL 12%
               INTEREST        GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
                 AT 5%    ----------------------------------  -----------------------------------  ------------------------
 CERTIFICATE   PER YEAR   SURRENDER   CERTIFICATE    DEATH    SURRENDER   CERTIFICATE     DEATH    SURRENDER   CERTIFICATE
    YEAR          (1)       VALUE      VALUE (2)    BENEFIT     VALUE      VALUE (2)     BENEFIT     VALUE      VALUE (2)
 -----------   ---------  ---------   -----------   --------  ---------   ------------   --------  ----------  ------------
      1         13,818       5,983       10,265      250,000     6,638        10,919      250,000      7,293        11,575
      2         28,327      14,834       20,300      250,000    16,788        22,254      250,000     18,822        24,289
      3         43,561      27,979       30,110      250,000    31,893        34,024      250,000     36,131        38,262
      4         59,557      38,630       39,696      250,000    45,180        46,246      250,000     52,561        53,626
      5         76,353      49,065       49,065      250,000    58,946        58,946      250,000     70,534        70,534
      6         93,989      58,221       58,221      250,000    72,148        72,148      250,000     89,154        89,154
      7        112,506      67,161       67,161      250,000    85,872        85,872      250,000    109,550       109,550
      8        131,950      75,887       75,887      250,000   100,145       100,145      252,365    131,759       131,759
      9        152,365      84,398       84,398      250,000   114,834       114,834      280,195    155,928       155,928
     10        173,801      92,695       92,695      250,000   129,920       129,920      307,911    182,201       182,201
     11        196,309     101,042      101,042      250,000   145,755       145,755      335,237    211,227       211,227
     12        219,943     109,203      109,203      250,000   162,041       162,041      361,351    242,824       242,824
     13        244,758     117,121      117,121      252,981   178,785       178,785      386,176    277,211       277,211
     14        270,814     124,770      124,770      262,017   195,982       195,982      411,563    314,605       314,605
     15        298,173     132,156      132,156      269,599   213,638       213,638      435,822    355,255       355,255
     16        326,899     139,260      139,260      277,128   231,720       231,720      461,122    399,366       399,366
     17        357,062     146,103      146,103      281,978   250,254       250,254      482,990    447,259       447,259
     18        388,733     152,661      152,661      287,003   269,196       269,196      506,088    499,152       499,152
     19        421,988     158,929      158,929      290,839   288,521       288,521      527,994    555,311       555,311
     20        456,905     164,906      164,906      293,533   308,218       308,218      548,628    616,041       616,041
   Age 60      298,173     132,156      132,156      269,599   213,638       213,638      435,822    355,255       355,255
   Age 65      456,905     164,906      164,906      293,533   308,218       308,218      548,628    616,041       616,041
   Age 70      659,493     190,397      190,397      300,827   411,444       411,444      650,081    999,444       999,444
   Age 75      918,052     208,764      208,764      296,445   520,467       520,467      739,063  1,550,685     1,550,685


 CERTIFICATE    DEATH
    YEAR       BENEFIT
 -----------  ----------
      1          250,000
      2          250,000
      3          250,000
      4          250,000
      5          250,000
      6          250,000
      7          284,829
      8          332,033
      9          380,465
     10          431,817
     11          485,821
     12          541,497
     13          598,776
     14          660,670
     15          724,720
     16          794,739
     17          863,211
     18          938,406
     19        1,016,220
     20        1,096,552
   Age 60        724,720
   Age 65      1,096,552
   Age 70      1,579,121
   Age 75      2,201,973


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

                                    Face Amount
 Maximum Surrender Charge = (8.5 X  -----------   ) + (up to 50% X Guideline Annual Premium)
                                        1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

 Age at                                 Age at
Issue or      Unisex        Unisex     Issue or      Unisex        Unisex
Increase     Nonsmoker      Smoker     Increase     Nonsmoker      Smoker
---------  -------------  -----------  ---------  -------------  -----------

    0                          14.89      41            24.90         28.00
    1                          14.84      42            25.40         28.70
    2                          15.00      43            25.95         29.45
    3                          15.17      44            26.55         30.25
    4                          15.35      45            27.15         31.10
    5                          15.53      46            27.85         32.00
    6                          15.73      47            28.55         32.95
    7                          15.94      48            29.30         34.00
    8                          16.16      49            30.10         35.10
    9                          16.39      50            31.00         36.30
   10                          16.64      51            31.95         37.55
   11                          16.91      52            32.95         38.90
   12                          17.18      53            34.05         40.35
   13                          17.47      54            35.25         41.95
   14                          17.70      55            36.50         43.60
   15                          18.08      56            37.85         45.35
   16                          18.38      57            39.35         47.25
   17                          18.67      58            40.95         49.30
   18            17.15         18.98      59            42.70         51.50

 Age at                                 Age at
Issue or      Unisex        Unisex     Issue or      Unisex        Unisex
Increase     Nonsmoker      Smoker     Increase     Nonsmoker      Smoker
---------  -------------  -----------  ---------  -------------  -----------
   19            17.40         19.29      60            44.60         53.85
   20            17.65         19.62      61            46.60         56.40
   21            17.92         19.95      62            48.85         56.34
   22            18.20         20.25      63            51.25         56.26
   23            18.49         20.50      64            53.85         56.18
   24            18.80         20.75      65            56.03         56.10
   25            19.13         21.00      66            55.90         56.01
   26            19.48         21.25      67            55.74         55.90
   27            19.85         21.55      68            55.58         55.76
   28            20.24         21.85      69            55.41         55.63
   29            20.60         22.20      70            55.27         55.49
   30            20.85         22.50      71            55.12         55.38
   31            21.10         22.85      72            54.96         55.29
   32            21.40         23.25      73            54.85         55.23
   33            21.70         23.65      74            54.75         55.19
   34            22.05         24.10      75            54.64         55.16
   35            22.35         24.55      76            54.52         55.10
   36            22.75         25.05      77            54.36         55.01
   37            23.10         25.55      78            54.18         54.86
   38            23.50         26.10      79            53.97         54.68
   39            23.95         26.70      80            53.75         54.49
   40            24.40         27.35

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                            $516.13
       (50% X GAP)

                                                                     -----------

                                                                       $1,366.13

    Maximum surrender charge per Table (22.35 x 100)                   $2,235.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                             Varies
       (not to exceed 30% of premiums received, up to one
       GAP, plus 9% of premiums received in excess of one GAP)

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

Example 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.

                                   APPENDIX E
                            PERFORMANCE INFORMATION



The Certificates were first offered to the public in 1998. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence (Tables I(A) and I(B)). The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see CHARGES AND DEDUCTIONS.



Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Inc. Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges (assumed to be 0.90%), and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                          TEN YEARS OR
                                                   ONE YEAR                  SINCE
                                                    TOTAL        FIVE      INCEPTION
UNDERLYING FUND                                     RETURN      YEARS      (IF LESS)
Growth & Income Series                              -100.00%      11.93%        9.41%
Devon Series                                         -96.47%        N/A       -43.09%
DelCap Series                                       -100.00%       7.24%        7.44%
Aggressive Growth Series                                N/A         N/A          N/A
Social Awareness Series                             -100.00%        N/A       -48.47%
REIT Series                                             N/A         N/A      -100.00%
Small Cap Value Series                              -100.00%       7.04%        7.48%
Trend Series                                        -100.00%       9.62%       10.05%
International Equity Series                         -100.00%       3.49%        5.05%
Emerging Markets Series                             -100.00%        N/A      -100.00%
Delaware Balanced Series                            -100.00%       9.93%       10.59%
Delchester Series                                   -100.00%       0.12%        5.20%
Capital Reserves Series                             -100.00%      -1.19%        2.59%
Strategic Income Series                             -100.00%        N/A       -68.70%
Cash Reserve Series                                 -100.00%      -2.16%        0.69%
Money Market Fund                                   -100.00%      -1.79%        1.16%



The inception dates for the Underlying Funds are: 10/29/92 for International Equity Series; 12/27/93 for Small Cap Value and Trend Series; 7/2/91 for DelCap Series; 7/28/88 for Delaware Balanced Series, Growth & Income Series, Delchester Series, Capital Reserves Series, and Cash Reserve Series; 5/1/97 for Devon Series, Social Awareness Series, Emerging Markets Series, and Strategic Income Series; 5/1/98 for REIT Series; 4/29/85 for the Money Market Fund.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                             TEN YEARS OR
                                                     ONE YEAR                   SINCE
                                                       TOTAL        FIVE      INCEPTION
UNDERLYING FUND                                       RETURN       YEARS      (IF LESS)
Growth & Income Series                                   10.35%      17.99%       12.65%
Devon Series                                             22.93%        N/A        30.26%
DelCap Series                                            17.74%      13.29%       11.73%
Aggressive Growth Series                                   N/A         N/A          N/A
Social Awareness Series                                  14.41%        N/A        25.42%
REIT Series                                                N/A         N/A        -9.55%
Small Cap Value Series                                   -5.65%      13.09%       13.52%
Trend Series                                             15.00%      15.68%       16.10%
International Equity Series                               9.34%       9.55%       10.14%
Emerging Markets Series                                 -33.09%        N/A       -27.03%
Delaware Balanced Series                                 17.55%      15.99%       13.80%
Delchester Series                                        -2.71%       6.18%        8.56%
Capital Reserves Series                                   5.82%       4.87%        6.04%
Strategic Income Series                                   1.71%        N/A         4.34%
Cash Reserve Series                                       4.13%       3.91%        4.21%
Money Market Fund                                         4.56%       4.27%        4.67%



The inception dates for the Underlying Funds are: 10/29/92 for International Equity Series; 12/27/93 for Small Cap Value and Trend Series; 7/2/91 for DelCap Series; 7/28/88 for Delaware Balanced Series, Growth & Income Series, Delchester Series, Capital Reserves Series, and Cash Reserve Series; 5/1/97 for Devon Series, Social Awareness Series, Emerging Markets Series, and Strategic Income Series; 5/1/98 for REIT Series; 4/29/85 for the Money Market Fund.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                                                                      SELECT
                                            INVESTMENT                                        SELECT                  GROWTH
                                               GRADE       MONEY      EQUITY     GOVERNMENT  AGGRESSIVE   SELECT        AND
                                  GROWTH      INCOME      MARKET       INDEX        BOND      GROWTH      GROWTH      INCOME
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $2,680,734  $15,353,008  $ 239,493  $46,130,996   $ 23,338   $805,199   $10,725,821  $232,628
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........          --          --          --           --         --         --            --        --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --          --          --           --         --         --            --        --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --          --          --           --         --         --            --        --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --          --          --           --         --         --            --        --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --          --          --           --         --         --            --        --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --          72         133           --         --         --            --        --
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
  Total assets................   2,680,734  15,353,080     239,626   46,130,996     23,338    805,199    10,725,821   232,628

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............           8          --          --          329         --         --            61        --
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
  Net assets..................  $2,680,726  $15,353,080  $ 239,626  $46,130,667   $ 23,338   $805,199   $10,725,760  $232,628
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------

Net asset distribution by
 category:
  Variable life policies......  $2,680,726  $15,353,080  $ 239,626  $46,130,667   $ 23,338   $805,199   $10,725,760  $232,628
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------
                                ----------  -----------  ---------  -----------  ----------  ---------  -----------  ---------

  Units outstanding, December
    31, 1998..................   1,249,203  11,317,314     197,949   18,332,380     18,091    415,299     4,105,152   111,435
  Net asset value per unit,
    December 31, 1998.........  $ 2.145949  $ 1.356601   $1.210540  $  2.516349   $1.289894  $1.938842  $  2.612756  $2.087564

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                 SELECT        SELECT         SELECT       SELECT      SELECT
                                  VALUE     INTERNATIONAL    CAPITAL      EMERGING   STRATEGIC   FIDELITY VIP  FIDELITY VIP
                               OPPORTUNITY*    EQUITY      APPRECIATION   MARKETS    GROWTH(a)   HIGH INCOME   EQUITY-INCOME
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $      --     $      --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........         --             --           --            --         --        89,094       159,323
Investment in shares of T.
 Rowe Price International
 Series, Inc..................         --             --           --            --         --            --            --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................         --             --           --            --         --            --            --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................         --             --           --            --         --            --            --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................         --             --           --            --         --            --            --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....         --             --           --            --         --            --            --
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
  Total assets................    633,602      9,078,542      248,088            11         --        89,094       159,323

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............         --             --           --            --         --            --            --
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
  Net assets..................  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $  89,094     $ 159,323
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------

Net asset distribution by
 category:
  Variable life policies......  $ 633,602     $9,078,542    $ 248,088    $       11  $      --     $  89,094     $ 159,323
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------
                               -----------  -------------  ------------  ----------  ----------  ------------  -------------

  Units outstanding, December
    31, 1998..................    340,442      5,402,498      125,801            11         --        62,767        81,257
  Net asset value per unit,
    December 31, 1998.........  $1.861103     $ 1.680435    $1.972072    $ 1.016052  $1.000000     $1.419419     $1.960736

                                 FIDELITY
                                    VIP
                                  GROWTH
                                -----------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $       --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........   1,151,463
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --
                                -----------
  Total assets................   1,151,463
LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............          --
                                -----------
  Net assets..................  $1,151,463
                                -----------
                                -----------
Net asset distribution by
 category:
  Variable life policies......  $1,151,463
                                -----------
                                -----------
  Units outstanding, December
    31, 1998..................     468,052
  Net asset value per unit,
    December 31, 1998.........  $ 2.460125

* Name changed. See Note 1.
(a) For the period ended 12/31/98, there were no transactions.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                             FIDELITY VIP   T. ROWE PRICE      DGPF        INVESCO
                               FIDELITY VIP       II        INTERNATIONAL  INTERNATIONAL  INDUSTRIAL    INVESCO     MORGAN STANLEY
                                 OVERSEAS    ASSET MANAGER      STOCK         EQUITY        INCOME    TOTAL RETURN   FIXED INCOME
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...   $      --     $      --      $      --      $       --   $      --     $      --     $        --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........      67,581       648,373             --              --          --            --              --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --            --        372,143              --          --            --              --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --            --             --       8,551,074          --            --              --
Investments in shares of
 INVESCO Variable Investment
 Funds, Inc...................          --            --             --              --       9,229        61,907              --
Investment in shares of Morgan
 Stanley Universal Funds,
 Inc..........................          --            --             --              --          --            --      19,841,859
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....          --            --             --              --          --            --              --
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
  Total assets................      67,581       648,373        372,143       8,551,074       9,229        61,907      19,841,859

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............          --            --             --              14          --            --               8
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
  Net assets..................   $  67,581     $ 648,373      $ 372,143      $8,551,060   $   9,229     $  61,907     $19,841,851
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
Net asset distribution by
 category:
  Variable life policies......   $  67,581     $ 648,373      $ 372,143      $8,551,060   $   9,229     $  61,907     $19,841,851
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------
                               ------------  -------------  -------------  -------------  ----------  ------------  --------------

  Units outstanding, December
    31, 1998..................      44,140       362,598        279,392       6,643,452       5,737        43,070      18,333,601
  Net asset value per unit,
    December 31, 1998.........   $1.531045     $1.788131      $1.331963      $ 1.287141   $1.608670     $1.437355     $  1.082267

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                             GROWTH                  INVESTMENT GRADE INCOME
                                --------------------------------  ------------------------------
                                    YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                   1998        1997       1996       1998         1997     1996
                                ----------  ----------  --------  -----------  ----------  -----
INVESTMENT INCOME (LOSS):
  Dividends...................  $   24,155  $   19,495  $  2,650  $   882,578  $  611,287  $  14
  Mortality and expense risk
    fees......................     (12,008)     (6,270)   (1,681)     (92,564)    (61,160)    --
                                ----------  ----------  --------  -----------  ----------  -----
    Net investment income
      (loss)..................      12,147      13,225       969      790,014     550,127     14
                                ----------  ----------  --------  -----------  ----------  -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      21,129     282,628    51,596           --          --     --
  Net realized gain (loss)
    from sales of
    investments...............      (4,698)     22,096        35       20,005       7,069     --
                                ----------  ----------  --------  -----------  ----------  -----
  Net realized gain (loss)....      16,431     304,724    51,631       20,005       7,069     --
  Net unrealized gain
    (loss)....................     330,418     (57,127)  (33,389)     166,355     282,868     (6)
                                ----------  ----------  --------  -----------  ----------  -----
    Net realized and
      unrealized gain
      (loss)..................     346,849     247,597    18,242      186,360     289,937     (6)
                                ----------  ----------  --------  -----------  ----------  -----

  Net increase (decrease) in
    net assets from
    operations................     358,996     260,822    19,211      976,374     840,064      8
                                ----------  ----------  --------  -----------  ----------  -----
POLICY TRANSACTIONS:
  Net premiums................     675,094     793,195   638,444    2,981,137   9,313,499     --
  Terminations................     (48,810)     (2,053)       --      (53,707)         --     --
  Insurance and other
    charges...................      (7,692)     (3,267)       (2)    (451,085)   (447,871)    --
  Transfers between
    sub-accounts (including
    fixed account), net.......     (72,668)     75,006        30    2,055,119     138,291     --
  Other transfers from (to)
    the General Account.......         492      (6,615)      587          892         402     --
  Net increase (decrease) in
    investment by Sponsor.....          --          --      (283)        (265)         --     --
                                ----------  ----------  --------  -----------  ----------  -----
  Net increase (decrease) in
    net assets from policy
    transactions..............     546,416     856,266   638,776    4,532,091   9,004,321     --
                                ----------  ----------  --------  -----------  ----------  -----

  Net increase (decrease) in
    net assets................     905,412   1,117,088   657,987    5,508,465   9,844,385      8

NET ASSETS:
  Beginning of year...........   1,775,314     658,226       239    9,844,615         230    222
                                ----------  ----------  --------  -----------  ----------  -----
  End of year.................  $2,680,726  $1,775,314  $658,226  $15,353,080  $9,844,615  $ 230
                                ----------  ----------  --------  -----------  ----------  -----
                                ----------  ----------  --------  -----------  ----------  -----

                                            MONEY MARKET
                                -------------------------------------

                                       YEAR ENDED DECEMBER 31,
                                    1998         1997         1996
                                ------------  -----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends...................  $    222,239  $   168,681  $    2,028
  Mortality and expense risk
    fees......................       (21,736)     (24,667)       (683)
                                ------------  -----------  ----------
    Net investment income
      (loss)..................       200,503      144,014       1,345
                                ------------  -----------  ----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...            --           --          --
  Net realized gain (loss)
    from sales of
    investments...............            --           --          --
                                ------------  -----------  ----------
  Net realized gain (loss)....            --           --          --
  Net unrealized gain
    (loss)....................            --           --          --
                                ------------  -----------  ----------
    Net realized and
      unrealized gain
      (loss)..................            --           --          --
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets from
    operations................       200,503      144,014       1,345
                                ------------  -----------  ----------
POLICY TRANSACTIONS:
  Net premiums................     1,928,083   30,656,799     924,390
  Terminations................       (47,901)         (31)        (13)
  Insurance and other
    charges...................      (830,359)    (704,864)   (110,367)
  Transfers between
    sub-accounts (including
    fixed account), net.......   (29,510,393)  (1,673,588)   (737,370)
  Other transfers from (to)
    the General Account.......          (771)          35         124
  Net increase (decrease) in
    investment by Sponsor.....            --           --        (217)
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets from policy
    transactions..............   (28,461,341)  28,278,351      76,547
                                ------------  -----------  ----------
  Net increase (decrease) in
    net assets................   (28,260,838)  28,422,365      77,892
NET ASSETS:
  Beginning of year...........    28,500,464       78,099         207
                                ------------  -----------  ----------
  End of year.................  $    239,626  $28,500,464  $   78,099
                                ------------  -----------  ----------
                                ------------  -----------  ----------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                        EQUITY INDEX                   GOVERNMENT BOND
                                               -------------------------------  ------------------------------
                                                   YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                  1998         1997      1996     1998        1997      1996
                                               -----------  ----------  ------  ---------   --------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   340,554  $   99,982  $   29  $     911   $    837   $    57
  Mortality and expense risk fees............     (122,802)    (49,283)     (7)      (103)       (19)       (8)
                                               -----------  ----------  ------  ---------   --------   -------
    Net investment income (loss).............      217,752      50,699      22        808        818        49
                                               -----------  ----------  ------  ---------   --------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    1,091,932     231,984      94         --         --        --
  Net realized gain (loss) from sales of
    investments..............................      313,038      57,606     128        926          1         5
                                               -----------  ----------  ------  ---------   --------   -------
  Net realized gain (loss)...................    1,404,970     289,590     222        926          1         5
  Net unrealized gain (loss).................    5,974,791   1,759,333    (123)        83        (88)       (2)
                                               -----------  ----------  ------  ---------   --------   -------
    Net realized and unrealized gain
     (loss)..................................    7,379,761   2,048,923      99      1,009        (87)        3
                                               -----------  ----------  ------  ---------   --------   -------

  Net increase (decrease) in net assets from
    operations...............................    7,597,513   2,099,622     121      1,817        731        52
                                               -----------  ----------  ------  ---------   --------   -------
POLICY TRANSACTIONS:
  Net premiums...............................   17,533,507   6,793,979   6,564     13,471      5,649     2,983
  Terminations...............................      (86,149)       (198)     --        (81)      (713)       --
  Insurance and other charges................     (998,917)   (364,580)      2       (216)      (163)      (53)
  Transfers between sub-accounts (including
    fixed account), net......................   13,535,625       8,426      --    (30,874)    31,189        --
  Other transfers from (to) the General
    Account..................................        5,188         (34)     12       (389)        --       (58)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --    (256)        --         --      (223)
                                               -----------  ----------  ------  ---------   --------   -------
  Net increase (decrease) in net assets from
    policy transactions......................   29,989,254   6,437,593   6,322    (18,089)    35,962     2,649
                                               -----------  ----------  ------  ---------   --------   -------

  Net increase (decrease) in net assets......   37,586,767   8,537,215   6,443    (16,272)    36,693     2,701

NET ASSETS:
  Beginning of year..........................    8,543,900       6,685     242     39,610      2,917       216
                                               -----------  ----------  ------  ---------   --------   -------
  End of year................................  $46,130,667  $8,543,900  $6,685  $  23,338   $ 39,610   $ 2,917
                                               -----------  ----------  ------  ---------   --------   -------
                                               -----------  ----------  ------  ---------   --------   -------

                                                  SELECT AGGRESSIVE GROWTH
                                               -------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                 1998        1997       1996
                                               ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $      --   $      --   $    --
  Mortality and expense risk fees............     (3,950)       (706)      (10)
                                               ---------   ---------   -------
    Net investment income (loss).............     (3,950)       (706)      (10)
                                               ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         --      17,916       464
  Net realized gain (loss) from sales of
    investments..............................     (3,058)        748       182
                                               ---------   ---------   -------
  Net realized gain (loss)...................     (3,058)     18,664       646
  Net unrealized gain (loss).................     42,784       3,863      (425)
                                               ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................     39,726      22,527       221
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    operations...............................     35,776      21,821       211
                                               ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    448,702      98,882     8,375
  Terminations...............................    (76,946)     (3,662)       --
  Insurance and other charges................    (18,498)     (3,465)      (70)
  Transfers between sub-accounts (including
    fixed account), net......................    181,020     115,907        --
  Other transfers from (to) the General
    Account..................................     (3,910)      1,120       (17)
  Net increase (decrease) in investment by
    Sponsor..................................         --          --      (296)
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................    530,368     208,782     7,992
                                               ---------   ---------   -------
  Net increase (decrease) in net assets......    566,144     230,603     8,203
NET ASSETS:
  Beginning of year..........................    239,055       8,452       249
                                               ---------   ---------   -------
  End of year................................  $ 805,199   $ 239,055   $ 8,452
                                               ---------   ---------   -------
                                               ---------   ---------   -------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                           SELECT GROWTH
                                                        SELECT GROWTH                       AND INCOME
                                               --------------------------------   -------------------------------
                                                   YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                  1998         1997      1996       1998        1997       1996
                                               -----------  ----------  -------   ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $     7,079  $   20,160  $     5   $   2,753   $   1,134   $    10
  Mortality and expense risk fees............      (58,229)    (39,740)      (2)     (1,576)       (365)       (2)
                                               -----------  ----------  -------   ---------   ---------   -------
    Net investment income (loss).............      (51,150)    (19,580)       3       1,177         769         8
                                               -----------  ----------  -------   ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       93,491     363,902      233         922      13,936       143
  Net realized gain (loss) from sales of
    investments..............................      576,009      51,101       92       1,778         296        63
                                               -----------  ----------  -------   ---------   ---------   -------
  Net realized gain (loss)...................      669,500     415,003      325       2,700      14,232       206
  Net unrealized gain (loss).................    2,339,939   1,431,596     (229)     25,056      (5,403)     (126)
                                               -----------  ----------  -------   ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................    3,009,439   1,846,599       96      27,756       8,829        80
                                               -----------  ----------  -------   ---------   ---------   -------

  Net increase (decrease) in net assets from
    operations...............................    2,958,289   1,827,019       99      28,933       9,598        88
                                               -----------  ----------  -------   ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    2,111,416   5,368,817    1,756     155,220      65,720     2,352
  Terminations...............................      (97,238)        (18)      --     (44,778)     (4,379)       --
  Insurance and other charges................     (281,352)   (292,989)      (4)     (7,462)     (3,633)       (4)
  Transfers between sub-accounts (including
    fixed account), net......................     (952,256)     76,402       --     (70,127)    101,691        --
  Other transfers from (to) the General
    Account..................................        4,794       1,070        4      (1,320)        800       (26)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --     (285)         --          --      (286)
                                               -----------  ----------  -------   ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................      785,364   5,153,282    1,471      31,533     160,199     2,036
                                               -----------  ----------  -------   ---------   ---------   -------

  Net increase (decrease) in net assets......    3,743,653   6,980,301    1,570      60,466     169,797     2,124

NET ASSETS:
  Beginning of year..........................    6,982,107       1,806      236     172,162       2,365       241
                                               -----------  ----------  -------   ---------   ---------   -------
  End of year................................  $10,725,760  $6,982,107  $ 1,806   $ 232,628   $ 172,162   $ 2,365
                                               -----------  ----------  -------   ---------   ---------   -------
                                               -----------  ----------  -------   ---------   ---------   -------

                                                        SELECT VALUE
                                                        OPPORTUNITY*
                                               -------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                 1998        1997       1996
                                               ---------   ---------   -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   5,317   $   1,289   $    40
  Mortality and expense risk fees............     (2,543)       (633)      (19)
                                               ---------   ---------   -------
    Net investment income (loss).............      2,774         656        21
                                               ---------   ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      1,651      30,900       252
  Net realized gain (loss) from sales of
    investments..............................     (3,746)        700       142
                                               ---------   ---------   -------
  Net realized gain (loss)...................     (2,095)     31,600       394
  Net unrealized gain (loss).................     16,497      (5,610)      195
                                               ---------   ---------   -------
    Net realized and unrealized gain
     (loss)..................................     14,402      25,990       589
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    operations...............................     17,176      26,646       610
                                               ---------   ---------   -------
POLICY TRANSACTIONS:
  Net premiums...............................    245,642     151,059     5,482
  Terminations...............................    (32,190)     (3,904)       --
  Insurance and other charges................    (12,119)     (4,266)        7
  Transfers between sub-accounts (including
    fixed account), net......................    182,286      59,070        --
  Other transfers from (to) the General
    Account..................................     (2,227)        432       (48)
  Net increase (decrease) in investment by
    Sponsor..................................         --          --      (275)
                                               ---------   ---------   -------
  Net increase (decrease) in net assets from
    policy transactions......................    381,392     202,391     5,166
                                               ---------   ---------   -------
  Net increase (decrease) in net assets......    398,568     229,037     5,776
NET ASSETS:
  Beginning of year..........................    235,034       5,997       221
                                               ---------   ---------   -------
  End of year................................  $ 633,602   $ 235,034   $ 5,997
                                               ---------   ---------   -------
                                               ---------   ---------   -------

*Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                             SELECT                         SELECT CAPITAL                    SELECT
                                      INTERNATIONAL EQUITY                   APPRECIATION                EMERGING MARKETS
                                ---------------------------------   -------------------------------   ----------------------
                                     YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,            PERIOD FROM
                                   1998        1997       1996        1998        1997       1996     11/9/98** TO 12/31/98
                                ----------  ----------  ---------   ---------   --------   --------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................  $  117,829  $  131,715  $   1,124   $      --   $     --   $     --            $   --
  Mortality and expense risk
    fees......................     (53,990)    (35,909)      (119)       (914)      (204)       (58)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
    Net investment income
     (loss)...................      63,839      95,806      1,005        (914)      (204)       (58)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...          --     182,156        136      37,550         --         28                --
  Net realized gain (loss)
    from sales of
    investments...............      77,352      11,256         70        (803)       544         53                --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  Net realized gain (loss)....      77,352     193,412        206      36,747        544         81                --
  Net unrealized gain
    (loss)....................   1,085,145     (15,069)     3,759     (13,375)     6,529       (147)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
    Net realized and
     unrealized gain (loss)...   1,162,497     178,343      3,965      23,372      7,073        (66)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----

  Net increase (decrease) in
    net assets from
    operations................   1,226,336     274,149      4,970      22,458      6,869       (124)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
POLICY TRANSACTIONS:
  Net premiums................   1,910,773   5,449,561     57,697     105,063     53,911     15,400                11
  Terminations................     (85,614)         (8)        --      (8,341)    (3,829)        --                --
  Insurance and other
    charges...................    (257,943)   (259,243)       (59)     (5,861)    (1,570)      (213)               --
  Transfers between
    sub-accounts (including
    fixed account), net.......     655,125     108,744         --      69,728     (4,978)        --                --
  Other transfers from (to)
    the General Account.......      (6,961)        947        108        (344)       (16)       (45)               --
  Net increase (decrease) in
    investment by Sponsor.....          --          --       (266)         --         --       (299)               --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  Net increase (decrease) in
    net assets from policy
    transactions..............   2,215,380   5,300,001     57,480     160,245     43,518     14,843                11
                                ----------  ----------  ---------   ---------   --------   --------             -----

  Net increase (decrease) in
    net assets................   3,441,716   5,574,150     62,450     182,703     50,387     14,719                11

NET ASSETS:
  Beginning of year...........   5,636,826      62,676        226      65,385     14,998        279                --
                                ----------  ----------  ---------   ---------   --------   --------             -----
  End of year.................  $9,078,542  $5,636,826  $  62,676   $ 248,088   $ 65,385   $ 14,998            $   11
                                ----------  ----------  ---------   ---------   --------   --------             -----
                                ----------  ----------  ---------   ---------   --------   --------             -----

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                        FIDELITY VIP                     FIDELITY VIP
                                         HIGH INCOME                    EQUITY-INCOME
                                -----------------------------   ------------------------------
                                   YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                  1998       1997      1996       1998        1997      1996
                                --------   --------   -------   ---------   --------   -------
INVESTMENT INCOME (LOSS):
  Dividends...................  $  3,501   $    351   $    19   $     898   $     91   $     1
  Mortality and expense risk
    fees......................      (354)      (119)       (5)       (569)      (177)       (7)
                                --------   --------   -------   ---------   --------   -------
    Net investment income
     (loss)...................     3,147        232        14         329        (86)       (6)
                                --------   --------   -------   ---------   --------   -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...     2,225         43         4       3,197        457        16
  Net realized gain (loss)
    from sales of
    investments...............      (683)        94        42         802        242        68
                                --------   --------   -------   ---------   --------   -------
  Net realized gain (loss)....     1,542        137        46       3,999        699        84
  Net unrealized gain
    (loss)....................    (8,346)     2,892        66       5,752      5,483        87
                                --------   --------   -------   ---------   --------   -------
    Net realized and
     unrealized gain (loss)...    (6,804)     3,029       112       9,751      6,182       171
                                --------   --------   -------   ---------   --------   -------

  Net increase (decrease) in
    net assets from
    operations................    (3,657)     3,261       126      10,080      6,096       165
                                --------   --------   -------   ---------   --------   -------
POLICY TRANSACTIONS:
  Net premiums................    36,812     37,542     3,933     116,536     49,237     4,266
  Terminations................    (4,930)    (1,972)       --     (23,881)      (817)       --
  Insurance and Other
    Charges...................    (3,521)    (1,317)      (16)     (6,484)    (1,985)        1
  Transfers between
    sub-accounts (including
    fixed account), net.......    21,213      1,849        36       4,066      1,915       131
  Other transfers from (to)
    the General Account.......      (252)        15         1          25         89       (86)
  Net increase (decrease) in
    investment by Sponsor.....        --         --      (250)         --         --      (271)
                                --------   --------   -------   ---------   --------   -------
  Net increase (decrease) in
    net assets from policy
    transactions..............    49,322     36,117     3,704      90,262     48,439     4,041
                                --------   --------   -------   ---------   --------   -------

  Net increase (decrease) in
    net assets................    45,665     39,378     3,830     100,342     54,535     4,206

NET ASSETS:
  Beginning of year...........    43,429      4,051       221      58,981      4,446       240
                                --------   --------   -------   ---------   --------   -------
  End of year.................  $ 89,094   $ 43,429   $ 4,051   $ 159,323   $ 58,981   $ 4,446
                                --------   --------   -------   ---------   --------   -------
                                --------   --------   -------   ---------   --------   -------

                                          FIDELITY VIP
                                             GROWTH
                                ---------------------------------

                                     YEAR ENDED DECEMBER 31,
                                   1998       1997        1996
                                ----------  ---------   ---------
INVESTMENT INCOME (LOSS):
  Dividends...................  $    1,819  $   2,224   $       1
  Mortality and expense risk
    fees......................      (2,312)    (1,311)       (832)
                                ----------  ---------   ---------
    Net investment income
     (loss)...................        (493)       913        (831)
                                ----------  ---------   ---------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      47,583      9,956          21
  Net realized gain (loss)
    from sales of
    investments...............      37,911     16,498         151
                                ----------  ---------   ---------
  Net realized gain (loss)....      85,494     26,454         172
  Net unrealized gain
    (loss)....................     115,549     43,944       2,233
                                ----------  ---------   ---------
    Net realized and
     unrealized gain (loss)...     201,043     70,398       2,405
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets from
    operations................     200,550     71,311       1,574
                                ----------  ---------   ---------
POLICY TRANSACTIONS:
  Net premiums................     267,715    137,061     326,955
  Terminations................     (25,480)   (17,376)         (2)
  Insurance and Other
    Charges...................      (8,916)    (4,065)       (261)
  Transfers between
    sub-accounts (including
    fixed account), net.......     375,715   (169,900)         65
  Other transfers from (to)
    the General Account.......      (3,680)       199          34
  Net increase (decrease) in
    investment by Sponsor.....          --         --        (285)
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets from policy
    transactions..............     605,354    (54,081)    326,506
                                ----------  ---------   ---------
  Net increase (decrease) in
    net assets................     805,904     17,230     328,080
NET ASSETS:
  Beginning of year...........     345,559    328,329         249
                                ----------  ---------   ---------
  End of year.................  $1,151,463  $ 345,559   $ 328,329
                                ----------  ---------   ---------
                                ----------  ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                         FIDELITY VIP                   FIDELITY VIP II                T. ROWE PRICE
                                           OVERSEAS                      ASSET MANAGER              INTERNATIONAL STOCK
                                -------------------------------   ----------------------------  ----------------------------
                                    YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                  1998        1997       1996       1998      1997      1996      1998     1997       1996
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
INVESTMENT INCOME (LOSS):
  Dividends...................  $   1,056   $    344   $      3   $ 11,971  $  6,739  $     10  $  4,272  $   898   $    468
  Mortality and expense risk
    fees......................       (338)      (205)       (76)    (2,662)     (994)     (501)   (1,337)    (560)      (352)
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
    Net investment income
     (loss)...................        718        139        (73)     9,309     5,745      (491)    2,935      338        116
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      3,112      1,365          3     35,913    16,905         8     1,508    1,272        281
  Net realized gain (loss)
    from sales of
    investments...............        165        201        138      5,268       499       130       318      183        921
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  Net realized gain (loss)....      3,277      1,566        141     41,181    17,404       138     1,826    1,455      1,202
  Net unrealized gain
    (loss)....................      1,086        285      1,222     15,917    28,899     7,451    23,676     (326)     3,447
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
    Net realized and
     unrealized gain (loss)...      4,363      1,851      1,363     57,098    46,303     7,589    25,502    1,129      4,649
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

  Net increase (decrease) in
    net assets from
    operations................      5,081      1,990      1,290     66,407    52,048     7,098    28,437    1,467      4,765
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
POLICY TRANSACTIONS:
  Net premiums................     38,586     31,760     17,544    216,035   142,926   184,389   104,206   36,785     55,319
  Terminations................     (1,996)      (184)        (1)      (219)     (172)       (1)   (2,000)      --         --
  Insurance and other
    charges...................     (3,619)    (1,796)      (460)      (759)     (455)      (13)   (5,246)  (1,021)       115
  Transfers between
    sub-accounts (including
    fixed account), net.......    (20,410)       685         36     (2,565)  (14,401)       47   148,557      533         --
  Other transfers from (to)
    the General Account.......       (832)         2        (72)    (1,965)     (194)      199       360       (1)      (133)
  Net increase (decrease) in
    investment by Sponsor.....         --         --       (238)        --        --      (257)       --       --         --
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  Net increase (decrease) in
    net assets from policy
    transactions..............     11,729     30,467     16,809    210,527   127,704   184,364   245,877   36,296     55,301
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

  Net increase (decrease) in
    net assets................     16,810     32,457     18,099    276,934   179,752   191,462   274,314   37,763     60,066

NET ASSETS:
  Beginning of year...........     50,771     18,314        215    371,439   191,687       225    97,829   60,066         --
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
  End of year.................  $  67,581   $ 50,771   $ 18,314   $648,373  $371,439  $191,687  $372,143  $97,829   $ 60,066
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------
                                ---------   --------   --------   --------  --------  --------  --------  -------   --------

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                            DGPF                                  INVESCO
                                                    INTERNATIONAL EQUITY                     INDUSTRIAL INCOME
                                               ------------------------------   -------------------------------------------
                                                  YEAR ENDED DECEMBER 31,           YEAR ENDED            PERIOD FROM
                                                  1998       1997      1996     12/31/98   12/31/97   7/2/96** TO 12/31/96
                                               ----------  --------   -------   --------   -------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   11,680  $    118   $    --   $   150    $  112            $   56
  Mortality and expense risk fees............     (16,877)     (251)       (2)      (38)      (23)               (2)
                                               ----------  --------   -------   --------   -------           ------
    Net investment income (loss).............      (5,197)     (133)       (2)      112        89                54
                                               ----------  --------   -------   --------   -------           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --        --        --       311       398               154
  Net realized gain (loss) from sales of
    investments..............................       7,893       164        18       401        25                25
                                               ----------  --------   -------   --------   -------           ------
  Net realized gain (loss)...................       7,893       164        18       712       423               179
  Net unrealized gain (loss).................     442,761      (695)       68       312       752              (141)
                                               ----------  --------   -------   --------   -------           ------
    Net realized and unrealized gain
     (loss)..................................     450,654      (531)       86     1,024     1,175                38
                                               ----------  --------   -------   --------   -------           ------

  Net increase (decrease) in net assets from
    operations...............................     445,457      (664)       84     1,136     1,264                92
                                               ----------  --------   -------   --------   -------           ------
POLICY TRANSACTIONS:
  Net premiums...............................   3,720,116    82,362     2,639     6,284     2,869             3,229
  Terminations...............................        (370)   (1,381)       --      (916)       --                --
  Insurance and other charges................    (204,104)   (1,510)       --    (4,494)     (242)               (9)
  Transfers between sub-accounts (including
    fixed account), net......................   4,507,084     1,085        --        --        --                --
  Other transfers from (to) the General
    Account..................................         244        11         7         8         3                 5
  Net increase (decrease) in investment by
    Sponsor..................................          --        --        --        --        --                --
                                               ----------  --------   -------   --------   -------           ------
  Net increase (decrease) in net assets from
    policy transactions......................   8,022,970    80,567     2,646       882     2,630             3,225
                                               ----------  --------   -------   --------   -------           ------

  Net increase (decrease) in net assets......   8,468,427    79,903     2,730     2,018     3,894             3,317

NET ASSETS:
  Beginning of year..........................      82,633     2,730        --     7,211     3,317                --
                                               ----------  --------   -------   --------   -------           ------
  End of year................................  $8,551,060  $ 82,633   $ 2,730   $ 9,229    $7,211            $3,317
                                               ----------  --------   -------   --------   -------           ------
                                               ----------  --------   -------   --------   -------           ------

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                                  MORGAN STANLEY
                                                           INVESCO TOTAL RETURN                    FIXED INCOME
                                               --------------------------------------------   ----------------------
                                                   YEAR ENDED             PERIOD FROM              PERIOD FROM
                                               12/31/98   12/31/97    7/2/96** TO 12/31/96    2/17/98** TO 12/31/98
                                               --------   --------   ----------------------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $ 1,276    $ 1,045           $   458                $   648,460
  Mortality and expense risk fees............     (257)      (137)              (22)                   (35,898)
                                               --------   --------          -------               ------------
    Net investment income (loss).............    1,019        908               436                    612,562
                                               --------   --------          -------               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    1,325        245                 1                    256,451
  Net realized gain (loss) from sales of
    investments..............................      553         31               247                      8,635
                                               --------   --------          -------               ------------
  Net realized gain (loss)...................    1,878        276               248                    265,086
  Net unrealized gain (loss).................    2,122      5,287               (38)                  (179,067)
                                               --------   --------          -------               ------------
    Net realized and unrealized gain
     (loss)..................................    4,000      5,563               210                     86,019
                                               --------   --------          -------               ------------

  Net increase (decrease) in net assets from
    operations...............................    5,019      6,471               646                    698,581
                                               --------   --------          -------               ------------
POLICY TRANSACTIONS:
  Net premiums...............................    7,489     26,884            17,026                  9,708,358
  Terminations...............................       (8)        --                --                         --
  Insurance and other charges................     (860)      (764)             (117)                  (446,219)
  Transfers between sub-accounts (including
    fixed account), net......................       --         --                --                  9,881,316
  Other transfers from (to) the General
    Account..................................       42         32                47                       (185)
  Net increase (decrease) in investment by
    Sponsor..................................       --         --                --                         --
                                               --------   --------          -------               ------------
  Net increase (decrease) in net assets from
    policy transactions......................    6,663     26,152            16,956                 19,143,270
                                               --------   --------          -------               ------------

  Net increase (decrease) in net assets......   11,682     32,623            17,602                 19,841,851

NET ASSETS:
  Beginning of year..........................   50,225     17,602                --                         --
                                               --------   --------          -------               ------------
  End of year................................  $61,907    $50,225           $17,602                $19,841,851
                                               --------   --------          -------               ------------
                                               --------   --------          -------               ------------

**Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers forty-two Sub-Accounts. In addition to the Sub-Accounts disclosed on the Statements of Assets and Liabilities, Group VEL established nineteen additional Sub-Accounts effective December 15, 1998. The initial public offering of these Sub-Accounts did not occur in 1998, therefore, these Sub-Accounts are not included in the financial statements. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS)(successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of First Allmerica; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T.Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund, Inc.
(DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd.; or of the INVESCO Variable Investment Funds, Inc. (INVESCO) managed by INVESCO Funds Group, Inc.; or of the Morgan Stanley Universal Funds, Inc. (Morgan Stanley) managed by Miller Anderson & Sherrerd, LLP; or of the Mutual Fund Variable Annuity Trust (MFVAT) managed by Chase Manhattan Bank, N.A. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO, Morgan Stanley and MFVAT (the Funds) are open-end, management investment companies registered under the 1940 Act. INVESCO is available only to employees of INVESCO and its affiliates. Morgan Stanley is available only to employees of Duke Energy Corporation and its affiliates.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                 PORTFOLIO INFORMATION
                                          ------------------------------------
                                                                     NET ASSET
                                           NUMBER OF     AGGREGATE     VALUE
INVESTMENT PORTFOLIO                        SHARES         COST      PER SHARE
----------------------------------------  -----------   -----------  ---------
Growth..................................     948,932    $ 2,440,814  $ 2.825
Investment Grade Income.................  13,562,728     14,903,780    1.132
Money Market............................     239,493        239,493    1.000
Equity Index............................  13,536,090     38,396,970    3.408
Government Bond.........................      21,852         23,339    1.068
Select Aggressive Growth................     327,317        758,928    2.460
Select Growth...........................   4,417,554      6,954,480    2.428
Select Growth and Income................     130,763        213,071    1.779
Select Value Opportunity*...............     376,025        622,506    1.685
Select International Equity.............   5,887,511      8,004,685    1.542
Select Capital Appreciation.............     151,273        255,007    1.640
Select Emerging Markets.................          14             11    0.784
Select Strategic Growth.................          --             --    0.973
Fidelity VIP High Income................       7,727         94,460   11.530
Fidelity VIP Equity-Income..............       6,268        147,964   25.420
Fidelity VIP Growth.....................      25,662        989,688   44.870
Fidelity VIP Overseas...................       3,371         64,973   20.050
Fidelity VIP II Asset Manager...........      35,703        596,082   18.160
T. Rowe Price International Stock.......      25,630        345,346   14.520
DGPF International Equity...............     518,876      8,108,940   16.480
INVESCO Industrial Income...............         496          8,306   18.610
INVESCO Total Return Fund...............       3,734         54,535   16.580
Morgan Stanley Fixed Income.............   1,854,379     20,020,925   10.700

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of up to 0.90% per annum based on the average daily net asset value of each certificate (certificate value) in each Sub-Account for mortality and expense risks. This charge may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 10

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

policy years, the Company may charge up to 0.25% per annum of the certificate value in each Sub-Account for administrative expenses. These expenses are included in insurance and other charges on the statements of operations and changes in net assets.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments and to independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998, 1997 and 1996, there were no surrender charges applicable to Group VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Group VEL during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES      SALES
-------------------------------------------------------  -----------  -----------
Growth.................................................  $ 2,052,447  $ 1,472,739
Investment Grade Income................................    5,969,134      647,046
Money Market...........................................    2,114,103   30,375,103
Equity Index...........................................   33,572,328    2,273,111
Government Bond........................................      255,140      272,421
Select Aggressive Growth...............................      885,682      359,264
Select Growth..........................................    2,934,986    2,107,270
Select Growth and Income...............................      178,977      145,345
Select Value Opportunity*..............................      474,714       88,897
Select International Equity............................    3,195,622      916,403
Select Capital Appreciation............................      277,803       80,922
Select Emerging Markets................................           11           --
Select Strategic Growth................................           --           --
Fidelity VIP High Income...............................       70,465       15,771
Fidelity VIP Equity-Income.............................      142,165       48,377
Fidelity VIP Growth....................................    1,365,432      712,988
Fidelity VIP Overseas..................................       44,455       28,896
Fidelity VIP II Asset Manager..........................    1,146,029      890,280
T. Rowe Price International Stock......................      258,653        8,333
DGPF International Equity..............................    8,257,164      239,377
INVESCO Industrial Income..............................        5,344        4,039
INVESCO Total Return Fund..............................       13,238        4,231
Morgan Stanley Fixed Income............................   20,494,409      482,118
                                                         -----------  -----------
  Totals...............................................  $83,708,301  $41,172,931
                                                         -----------  -----------
                                                         -----------  -----------

* Name changed. See Note 1.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF THE REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet.
Cross-references for Prospectuses A, B and C to items required by Form N-8B-2. The prospectus A consisting of __ pages.
The prospectus B consisting of __ pages.
The prospectus C consisting of __ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.   Actuarial Consent
     2.   Opinion of Counsel
     3.   Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company of November 22, 1993 establishing the Group VEL Account was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

          (2)  Not Applicable.

          (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (b) Registered Representatives/Agents Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (c) Sales Agreements were previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and are incorporated by reference herein.

               (d) Sales Agreement with Chase was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (e) Commission Schedule was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (f) General Agent's Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (g) Career Agent Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (h) Form of Delaware Wholesaling Agreement was previously filed in Post-Effective Amendment No. 10 on December 15, 1998, and is incorporated by reference herein.

          (4)  Not Applicable.

          (5) Policy and initial Riders were previously filed in Post-Effective Amendment No. 9 on April 16, 1998 and are incorporated by reference herein. The Preferred Loan Endorsement and Exchange to Term Rider were previously filed in Post-Effective Amendment No. 5 on April 30, 1997, and are incorporated by reference herein.

          (6) Articles of Incorporation and Bylaws, as amended, of the Company were previously filed in Post-Effective Amendment No. 1 on October 1, 1995, and are incorporated by reference herein.

          (7)  Not Applicable.

          (8) (a) Participation Agreement with Allmerica Investment Trust was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (b) Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (c) Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (d) Form of Amendment to Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed in Post-Effective Amendment No. 10 on December 15, 1998, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (e) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (f) Participation Agreement with Invesco Funds Group, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (g) Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

               (h) An Amendment to the Fidelity Services Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

               (i) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

               (j) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (k) Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc., was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (l) Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

               (m) Participation Agreement with Mutual Fund Variable Annuity Trust was previously filed in Post-Effective Amendment No. 10 on December 15, 1998, and is incorporated by reference herein.

          (9)  Directors' Power of Attorney is filed herewith.

          (10) Amended Application was previously filed in Post-Effective Amendment No. 10 on December 15, 1998, and is incorporated by reference herein. Application was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

     2.   Policy and Policy riders are as set forth in Item 1(5) above.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial Consent is filed herewith.

     7. Procedures Memorandum dated August, 1994 pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

     8.   Consent of Independent Accountants is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 1999.
                                GROUP VEL ACCOUNT OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


                        By: /s/ Abigail M. Armstrong
                            -------------------------------
                            Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                       Title                                       Date
----------                       -----                                       ----
/s/ Warren E. Barnes             Vice President and Corporate Controller     April 2, 1999
------------------------
Warren E. Barnes

/s/ Edward J. Parry III          Director, Vice President, Chief Financial   April 2, 1999
------------------------         Officer and Treasurer
Edward J. Parry III

/s/ Richard M. Reilly            Director, President and                     April 2, 1999
------------------------         Chief Executive Officer
Richard M. Reilly

John F. O'Brien*                 Director and Chairman of the Board          April 2, 1999
------------------------

Bruce C. Anderson*               Director                                    April 2, 1999
------------------------

Robert E. Bruce*                 Director and Chief Information Officer      April 2, 1999
------------------------

John P. Kavanaugh*               Director, Vice President and                April 2, 1999
------------------------         Chief Investment Officer

John F. Kelly*                   Director, Vice President and                April 2, 1999
------------------------         General Counsel

J. Barry May*                    Director                                    April 2, 1999
------------------------

James R. McAuliffe*              Director                                    April 2, 1999
------------------------

Robert P. Restrepo, Jr.*         Director                                    April 2, 1999
------------------------

Eric A. Simonsen*                Director and Vice President                 April 2, 1999
------------------------

Phillip E. Soule*                Director                                    April 2, 1999
-----------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact


(333-63093)

                               FORM S-6 EXHIBIT TABLE

Exhibit 1(9)        Directors' Power of Attorney

Exhibit 3           Opinion of Counsel

Exhibit 6           Actuarial Consent

Exhibit 8           Consent of Independent Accountants